BMO Funds, Inc.
Statement of Additional Information
December 29, 2020, as supplemented July 6, 2021
	Investor Class (Class Y)	Institutional Class (Class I)	Advisor Class (Class A)	Retirement Class (Class R3)	Retirement Class (Class R6)	Premier Class
Equity Funds
BMO Low Volatility Equity Fund	—	MLVEX	BLVAX	—	—	—
BMO Dividend Income Fund	—	MDIVX	BADIX	—	—	—
BMO Large-Cap Value Fund	—	MLVIX	BALVX	—	BLCRX	—
BMO Large-Cap Growth Fund	MASTX	MLCIX	BALGX	—	BLGRX	—
BMO Mid-Cap Value Fund	—	MRVIX	BAMCX	—	BMVGX	—
BMO Mid-Cap Growth Fund	—	MRMIX	BGMAX	—	BMGGX	—
BMO Small-Cap Value Fund	—	MRSNX	BACVX	—	BSVGX	—
BMO Small-Cap Growth Fund	—	MSGIX	BSLAX	—	—	—
International and Global Funds
BMO Global Low Volatility Equity Fund	—	BGLBX	BAEGX	—	—	—
BMO Disciplined International Equity Fund	—	BDIQX	BDAQX	—	— (1)	—
BMO Pyrford International Stock Fund	—	MISNX	BPIAX	—	BISGX	—
BMO LGM Emerging Markets Equity Fund	—	MIEMX	BAEMX	—	—	—
Fixed Income Funds
BMO Ultra Short Tax-Free Fund	—	MUISX	BAUSX	—	—	—
BMO Short Tax-Free Fund	—	MTFIX	BASFX	—	—	—
BMO Short-Term Income Fund	—	MSIFX	BTMAX	—	—	—
BMO Intermediate Tax-Free Fund	MITFX	MIITX	BITAX	—	—	—
BMO Strategic Income Fund	MRGIX	MGIIX	BMTAX	—	—	—
BMO Corporate Income Fund	MCIYX	MCIIX	BATIX	—	—	—
BMO Core Plus Bond Fund	MCYBX	MCBIX	BATCX	—	—	—
Money Market Funds
BMO Government Money Market Fund	MGYXX	—	—	—	—	MGNXX
BMO Tax-Free Money Market Fund	MTFXX	—	—	—	—	MFIXX
BMO Prime Money Market Fund	MARXX	—	—	—	—	MAIXX
Asset Allocation – Target Risk Funds
BMO Conservative Allocation Fund	BDVYX	BDVIX	—	BDVRX	BDVSX	—
BMO Moderate Allocation Fund	BMBYX	BMBHX	—	BMBQX	BMBTX	—
BMO Balanced Allocation Fund	BGRYX	BGRHX	—	BGRRX	BGRQX	—
BMO Growth Allocation Fund	BABYX	BABHX	—	BABRX	BABQX	—
BMO Aggressive Allocation Fund	BDSYX	BDSHX	—	BDSRX	BDSQX	—

(1)	Not yet offered for sale.
This Statement of Additional Information (SAI) is not a Prospectus and should be read in conjunction with the Prospectuses for the BMO Funds listed above (each, a Fund and collectively, the Funds) dated December 29, 2020, each as may be supplemented. This SAI incorporates by reference the financial statements for the year ended August 31, 2020 from the Funds’ August 31, 2020 Annual Reports. You may obtain the Prospectuses and the Annual Reports without charge by writing to the Funds’ distributor, Foreside Financial Services, LLC, at Three Canal Plaza, Portland, Maine 04101, by calling BMO Funds - U.S. Services at 1-800-236-FUND (3863), or you can visit the BMO Funds’ website at bmofunds.com.

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How Are the Funds Organized?
BMO Funds, Inc. (the Corporation) is an open-end, management investment company that was established as Marshall Funds, Inc., a Wisconsin corporation, on July 31, 1992. On July 5, 2011, the Bank of Montreal, a publicly-traded Canadian banking institution (BMO), acquired Marshall & Ilsley Corporation, and as a result of the transaction, Marshall Funds, Inc. began doing business as BMO Funds. On May 17, 2013, the Corporation changed its corporate name to BMO Funds, Inc.
The Funds are diversified portfolios of the Corporation with a fiscal year end of August 31. The Corporation may offer separate series of shares representing interests in separate portfolios of securities, and the shares in any one portfolio may be offered in separate classes. Currently, the Corporation offers 27 separate series and the following share classes: Investor Class (Class Y), Institutional Class (Class I), Advisor Class (Class A), Retirement Class R3, Retirement Class R6, and Premier Class.
BMO Asset Management Corp. (Adviser), the Funds’ investment adviser, has retained the following sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) for certain Funds:
Fund Name	Sub-Adviser
Pyrford International Stock	Pyrford International, Ltd. (Pyrford)
LGM Emerging Markets Equity	LGM Investments Limited (LGM Investments)
This SAI contains additional information about the Corporation and the Funds. This SAI uses the same terms as defined in the Funds’ Prospectuses.
The definitions of the terms “series” and “class” in the Wisconsin Business Corporation Law, Chapter 180 of the Wisconsin Statutes (WBCL), differ from the meanings assigned to those terms in the Prospectuses and this SAI. The Corporation’s Articles of Incorporation, as amended, reconcile this inconsistency in terminology and provide that the Prospectuses and SAI may use the meanings assigned the terms in such documents.
Securities, Transactions, Investment Techniques, and Risks
The following information supplements the discussion of each Fund’s securities, investment techniques, and risks that are described in the Prospectus. While all of the Funds may invest in the securities discussed below (unless otherwise indicated), the Funds most likely to invest in a given security are noted in the discussion.
For each of the Target Risk Funds, the following combined summary discloses the investment strategies of the underlying funds in which the Target Risk Funds invest. Certain investments, techniques, and risks will only apply to your Target Risk Fund to the extent it is invested in an underlying fund that invests in or engages in those investments, techniques, or strategies or directly invests in or engages in such investments, techniques, or strategies. With respect to the disclosure in this section of the SAI, the term “Fund” includes underlying funds in which the Target Risk Funds invest. Unless otherwise prohibited by the description in the relevant Fund’s prospectus or this SAI, each Target Risk Fund may invest directly or indirectly in underlying funds that engage in the investments and strategies described below.
As used in this section, the term Adviser means Adviser or Sub-Adviser, as applicable.
Aggressive Investment Techniques and Strategies. Certain Funds may invest in and use investment techniques, strategies, and financial instruments that may be considered aggressive. These techniques may expose the Fund to economic leverage or potentially dramatic changes (losses) in the value of its portfolio holdings.
Asset-Backed/Privately-Issued Mortgage-Backed Securities. The Short-Term Income, Strategic Income, Corporate Income, Core Plus Bond, and Prime Money Market Funds may invest in asset-backed/privately-issued mortgage-backed securities, which are issued by non-governmental entities and carry no direct or indirect government guarantee. The value and liquidity of asset-backed and mortgage-backed securities in which a Fund invests may be affected adversely by downturns in the sub-prime mortgage lending market. Concerns about defaults on sub-prime loans, which are made to borrowers with low credit ratings and other factors that increase the risk of default, have created and may continue to create heightened volatility and turmoil in the credit markets. Asset-backed securities may also be subject to greater risk of default during periods of economic downturn than other securities, which could result in possible losses to the Fund. In addition, the secondary market for asset-backed securities may not be as liquid as the market for other securities which may result in the Fund experiencing difficulty in selling or valuing asset-backed securities. Asset-backed and mortgage-backed securities may be supported by credit enhancements. However, no assurance can be made that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Asset-backed securities represent an interest in a pool of assets such as car loans and credit card receivables. Almost any type of fixed income assets (including other fixed income securities) may be used to create an asset-backed security. However, most asset-backed securities involve consumer or commercial debts with maturities of less than ten years. Asset-backed securities may take the form of commercial paper or notes, in addition to pass-through certificates or asset-backed bonds. Asset-backed securities also may resemble some types of collateralized mortgage obligations (CMOs).
Payments on asset-backed securities depend upon assets held by the issuer and collections of the underlying loans. The value of these securities depends on many factors, including changing interest rates, the availability of information about the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. Also, these securities may be subject to prepayment risk.
Mortgage-backed securities represent interests in pools of mortgages. The underlying mortgages normally have similar interest rates, maturities, and other terms. Mortgages may have fixed or adjustable interest rates. Adjustable rate mortgages are known as ARMs. Mortgage-backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage-backed securities is a “pass-through certificate.” Holders of pass-through certificates receive a pro rata share of the payments from the underlying mortgages. Holders also receive a pro rata share of any prepayments, so they assume all the prepayment risk of the underlying mortgages.
CMOs are complicated instruments that allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage-backed securities. This creates different prepayment and market risks for each CMO class. In addition, CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate fewer interest payments. However, IOs’ prices tend to increase when interest rates rise (and prepayments fall), making IOs a useful hedge against market risk.
Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high rate mortgages when mortgage rates fall. This results in the prepayment of the mortgages underlying mortgage-backed securities, which deprives holders of the securities of the higher yields. Conversely, when mortgage rates increase, prepayments due to refinancings decline. This extends the life of mortgage-backed securities with lower yields. As a result, increases in prepayments of premium mortgage-backed securities, or decreases in prepayments of discount mortgage-backed securities, may reduce their yield and price. This relationship between interest rates and mortgage prepayments makes the price of mortgage-backed securities more volatile than most other types of fixed income securities with comparable credit risks. Mortgage-backed securities tend to pay higher yields to compensate for this volatility.
CMOs may include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and any prepayments in excess of this rate. In addition, PACs will receive the companion classes’ share of principal payments if necessary to cover a shortfall in the prepayment rate. This structure helps PACs and TACs to control prepayment risk by increasing the risk to their companion classes.
Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as London Interbank Offered Rates (LIBOR) or an alternative reference rate. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and market risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.
CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, real estate mortgage investment conduits (REMICs) (offerings of multiple class mortgage-backed securities that qualify and elect treatment as such under provisions of the Internal Revenue Code of 1986, as amended (Code)) have residual interests that receive any mortgage payments not allocated to another REMIC class.

The degree of increased or decreased prepayment risk depends upon the structure of the CMOs. Z classes, IOs, POs, and Inverse Floaters are among the most volatile investment grade fixed income securities currently traded in the United States. However, the actual returns on any type of mortgage-backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.
Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due), payments on mortgage-backed securities include both interest and a partial payment of principal. Partial payments of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund if it is holding mortgage-backed securities. For example, when interest rates decline, the values of mortgage-backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate and a Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage-backed securities. Conversely, when interest rates rise, the values of mortgage-backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage-backed securities and cause their value to decline more than traditional fixed income securities.
Bank Instruments. The Short-Term Income and Prime Money Market Funds may invest in bank instruments, which are unsecured interest-bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit, and banker’s acceptances. Instruments denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks are commonly referred to as Eurodollar instruments. Instruments denominated in U.S. dollars and issued by U.S. branches of foreign banks are referred to as Yankee dollar instruments. The Funds may invest in bank instruments that have been issued by banks and savings and loans that have capital, surplus, and undivided profits of over $100 million or whose principal amount is insured by the Bank Insurance Fund or the Savings Association Insurance Fund, which are administered by the Federal Deposit Insurance Corporation. Securities that are supported by a bank through various types of credit enhancements including a liquidity facility, irrevocable letter of credit, cash collateral, repurchase agreements, or unconditional guaranty, among others, also will be treated as bank instruments. With respect to the Prime Money Market Fund, asset-backed securities issued by special purpose entities, substantially all of the assets of which consist of “qualifying assets” as defined in Rule 2a-7 under the 1940 Act, also are considered bank instruments.
Foreign Bank and Money Market Instruments. Certain of the Funds that may invest in bank instruments may invest in foreign bank and money market instruments. Eurodollar Certificates of Deposit (ECDs), Yankee dollar Certificates of Deposit (YCDs), and Eurodollar Time Deposits (ETDs) are all U.S. dollar denominated certificates of deposit. ECDs are issued by, and ETDs are deposits of, foreign banks or foreign branches of U.S. banks. YCDs are issued in the U.S. by branches and agencies of foreign banks. Europaper is dollar-denominated commercial paper and other short-term notes issued in the U.S. by foreign issuers.
ECDs, ETDs, YCDs, and Europaper have many of the same risks as other foreign securities. Examples of these risks include economic and political developments that may adversely affect the payment of principal or interest, foreign withholding or other taxes, difficulties in obtaining or enforcing a judgment against the issuing bank, and possible interruptions in the flow of international currency transactions. Also, the issuing banks or their branches are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as reserve requirements, loan limitations, examinations, accounting, auditing, recordkeeping, and the public availability of information. These factors will be carefully considered by the Adviser in selecting these investments.
Borrowing. The Funds may borrow money directly or, in some cases, through reverse repurchase agreements and pledge some assets as collateral. If a Fund borrows, it will pay interest on borrowed money and may incur other transaction costs. These expenses could exceed the income received or capital appreciation realized by a Fund from any securities purchased with borrowed money. With respect to borrowings, a Fund is required to maintain continuous asset coverage within the limits of the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time. Borrowing by a Fund will involve special risk considerations, including that a Fund may have to sell portfolio securities to reduce its borrowings and restore the appropriate asset coverage even if it must sell the securities at a loss.
The Corporation has established a line of credit with a bank by which the Funds may borrow money for temporary or emergency purposes.
In addition, the Corporation received an exemptive order from the Securities and Exchange Commission (SEC) on July 30, 2014 permitting the Funds to participate in an interfund lending program, subject to their investment policies and limitations. This program allows a Fund to lend cash to and borrow cash from other BMO Funds for temporary purposes, although the Money Market Funds will not participate as borrowers. The program is subject to a number of conditions, including the requirement that the interfund loan rate to be charged to the Fund under the program is (i) more favorable to the lending Fund than the rate it could otherwise obtain from investing cash in repurchase agreements or purchasing shares of a money market fund and (ii) more favorable to the borrowing Fund than the lowest interest rate at which bank short-term loans would be available to the Fund. A Fund will participate in the program only to the extent that its participation is consistent with the Fund’s investment policies and limitations. The Board is responsible for overseeing and periodically reviewing the interfund lending program.
Collateralized Debt Obligations. The Disciplined International Equity Fund may invest in collateralized debt obligations (CDOs). CDOs and similarly structured securities are interests in a trust or other special purpose entity (SPE) and are typically backed by a pool of bonds, loans, or other debt obligations. CDOs are not limited to investments in one type of debt and, accordingly, a CDO may be collateralized by corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, real estate investment trusts (REITs), commercial mortgage-backed securities, emerging market debt, and municipal bonds. CDOs may use derivatives contracts to create “synthetic” exposure to assets rather than holding such assets directly. There are various types of CDOs, which include collateralized loan obligations and collateralized bond obligations, among others.
CDOs are split into two or more tranches that vary in risk and yield. The equity tranche is the riskiest and the first to suffer a loss from defaults. Senior tranches are less risky and generally have higher ratings and lower yields than the underlying collateral securities held by the trust. All tranches of CDOs, including senior tranches with high credit ratings have experienced substantial losses due to actual defaults, increased sensitivity to future defaults due to the disappearance of protecting tranches, market anticipation of defaults, and market aversion to CDO securities as a class. No assurance can be made that additional losses of equal or greater magnitude will not occur in the future.
CDOs carry risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) a Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security, or unexpected investment results. CDOs also may charge management fees and administrative expenses that the shareholders of a Fund would pay indirectly.
Commercial Paper. The Fixed Income and Money Market Funds may invest in commercial paper and restricted and illiquid securities. Commercial paper represents an issuer’s draft or note with a maturity of less than nine months. Companies typically issue commercial paper to fund current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. Commercial paper may default if the issuer cannot continue to obtain financing in this fashion. The short maturity of commercial paper reduces both the interest rate and credit risk as compared to other debt securities of the same issuer.
The Funds may invest in commercial paper issued under Section 4(a)(2) of the Securities Act of 1933, as amended (1933 Act). By law, the sale of Section 4(a)(2) commercial paper is restricted and is generally sold only to institutional investors, such as the Funds. A Fund purchasing Section 4(a)(2) commercial paper must agree to purchase the paper for investment purposes only and not with a view to public distribution. Section 4(a)(2) commercial paper is normally resold to other institutional investors through investment dealers who make a market in Section 4(a)(2) commercial paper and, thus, provide liquidity.
The Adviser determines whether Section 4(a)(2) commercial paper and certain other restricted securities are liquid in accordance with the Funds’ procedures. Section 4(a)(2) commercial paper and other restricted securities that the Adviser has determined to be liquid are not subject to a Fund’s investment limitation applicable to illiquid securities.
Concentration. All of the Funds have adopted a fundamental investment policy that prohibits a Fund from investing 25% or more of its assets in the securities of companies in any one industry (except as described under “Investment Policies and Limitations—Fundamental Limitations—Concentration of Investments”). This policy does not apply to securities in which a Fund may invest that are issued by the U.S. government. For purposes of this policy, the Adviser determines industry classifications in accordance with the Global Industry Classification Standards, an industry classification system developed by Standard & Poor’s Corporation in collaboration with MSCI, or other sources. In the absence of such classification, or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriate to be considered engaged in a different industry, the Adviser may classify an issuer accordingly. As a result, the composition of an industry or group of industries may change from time to time. For purposes of the fundamental investment policy regarding industry concentration, “group of industries” means a group of related industries, as determined in good faith by the Adviser, based on published classifications or other sources.

Convertible Securities. All of the Funds (other than the Money Market Funds) may invest in convertible securities, which are fixed income securities that give the holder the option to exchange for equity securities at a specified conversion price within a specified time. The option allows the holder to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, if the holder owns fixed income securities convertible into shares of common stock at a conversion price of $10 per share and the shares have a market value of $12, the holder could realize an additional $2 per share by converting the fixed income securities.
To compensate for the value of the conversion option, convertible securities have lower yields than comparable fixed income securities. In addition, the conversion price exceeds the market value of the underlying equity securities at the time a convertible security is issued. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the holder to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
The Funds treat convertible securities as both fixed income and equity securities for purposes of their investment policies and limitations because of their unique characteristics.
Corporate Debt Securities. The Fixed Income and Prime Money Market Funds invest in corporate debt securities, which are fixed income securities issued by businesses. Notes, bonds, debentures, and commercial paper are the most common types of corporate debt securities. The credit risks of corporate debt securities vary widely among issuers.
Corporate Restructuring. The Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, and Small-Cap Growth Funds may invest in securities of companies that are involved in company turnarounds or corporate restructurings. Investment in these securities may present special risk because of the high degree of uncertainty that can be associated with such events. It is possible that the market price of securities of companies involved in company turnarounds or corporate restructurings may be subject to significant and unpredictable fluctuations.
Credit Enhancement. Some of the Funds may invest in credit-enhanced securities. Certain acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance. The Adviser may evaluate a security based, in whole or in part, upon the financial condition of the party providing the credit enhancement (the credit enhancer). The bankruptcy, receivership, or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. In certain cases, credit-enhanced securities may be treated as having been issued both by the issuer and the credit enhancer.
Credit Risks. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund may lose money. Many fixed income securities receive credit ratings from services such as Standard & Poor’s and Moody’s Investors Service. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, a Fund must rely entirely upon the Adviser’s credit assessment.
When a Fund invests in investment grade bonds or other debt securities or convertible securities, some may be rated in the lowest investment grade category (i.e., BBB or Baa). Bonds rated lower than BBB by Standard & Poor’s or Baa by Moody’s Investors Service have speculative characteristics. The Adviser or Sub-Adviser, as applicable, will determine the credit quality of unrated bonds, which may have greater risk (but a potentially higher yield) than comparably rated bonds. If a bond is downgraded, the Adviser or Sub-Adviser, as applicable, will re-evaluate the bond and determine whether the bond should be retained or sold. The Money Market Funds may invest only in securities which have been determined by the Board to present minimal credit risks to the Funds, based on the Board’s consideration of a number of factors including, but not limited to, financial condition, sources of liquidity, ability to react to market-wide and issuer- or guarantor-specific events, and positions within the industry and industry strength.
Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread also may increase if the security’s rating is lowered or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
Cybersecurity Risks. The Funds, like all companies, may be susceptible to operational and information security risks, or risks of catastrophic systems failures by critical service providers. Cybersecurity or critical systems failures or breaches of the Funds, their service providers, Authorized Participants or the issuers of securities in which a Fund invests, have the ability to cause disruptions, impact business operations and impede trading, potentially resulting in financial losses, the inability of Authorized Participants to process transactions, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their shareholders could be negatively impacted as a result.
Demand Features. The Ultra-Short Tax-Free, Short Tax-Free, Intermediate Tax-Free, and Money Market Funds may purchase securities subject to a demand feature, which may take the form of a put or standby commitment. Demand features permit the holder to demand payment of the value of the security (plus any accrued interest) from either the issuer of the security or a third-party. Demand features help make a security more liquid, although an adverse change in the financial health of the provider of a demand feature (such as bankruptcy) will negatively affect the liquidity of the security. Other events also may terminate a demand feature which also causes liquidity to be affected.
Demand Master Notes. All of the Funds (other than the Low Volatility Equity, Dividend Income, Large-Cap Value, Large-Cap Growth, Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth, Pyrford International Stock, LGM Emerging Markets Equity, and Intermediate Tax-Free Funds) may invest in demand master notes, which are short-term borrowing arrangements between a corporation or government agency and an institutional lender (such as a Fund) payable upon demand by either party. A party may demand full or partial payment, and the notice period for demand typically ranges from one to seven days. Many master notes give the holder the option of increasing or decreasing the principal amount of the master note on a daily or weekly basis within certain limits. Demand master notes usually provide for floating or variable rates of interest.
Depositary Receipts. All of the Funds (other than the Intermediate Tax-Free and Money Market Funds) may purchase depositary receipts, which are securities representing common stock in non-U.S. issuers. American Depositary Receipts (ADRs) are receipts issued by a U.S. bank that represent an interest in shares of a foreign-based corporation. ADRs provide a way to buy shares of foreign-based companies in the U.S. rather than in overseas markets. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts issued by foreign banks or trust companies or foreign branches of U.S. banks that represent an interest in shares of either a foreign or U.S. corporation. Only the International and Global Funds may purchase EDRs and GDRs. Depositary receipts may not be denominated in the same currency as the underlying securities into which they may be converted and are subject to currency risks. Depositary receipts involve many of the same risks of investing directly in foreign securities.
Derivative Instruments. Derivative instruments are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, interest rates, credit ratings, or other market factors (reference instruments). Some derivative instruments (such as futures, forwards, and options) require payments relating to a future trade involving the underlying asset. Other derivative instruments (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative instrument is referred to as a counterparty.
In General. The Money Market Funds may not purchase or sell derivative instruments. The other Funds, in pursuing their individual objectives and to the extent specified herein or in the Prospectuses, may (i) purchase and sell (write) both put options and call options on securities, swap agreements, securities indexes, and foreign currencies, (ii) enter into futures contracts based on securities, interest rates, indices, currencies, and/or U.S. government bonds, and (iii) purchase and sell options on such futures contracts for hedging purposes to seek to replicate the composition and performance of a particular index or as part of their overall investment strategies. The Funds may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another, except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency futures or options. The Funds may enter into swap agreements with respect to interest rates, credit events, single currency securities, and indices of securities, and to the extent a Fund may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds also may invest in structured notes. If other types of financial instruments, including other types of options, futures contracts or futures options, are traded in the future, the Board may authorize their use.
Derivatives may be more volatile than investments directly in the underlying reference instrument. Derivatives may create economic leverage and can result in losses to the Funds that exceed the original amount invested. The value of some derivative instruments in which a Fund invests may be particularly sensitive to changes in prevailing interest rates and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If a Fund’s Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, a Fund could be exposed to a risk of loss.
The Funds might not employ any of the derivatives strategies described herein and no assurance can be given that any strategy used will succeed. If the Adviser incorrectly forecasts securities prices, interest rates, credit events, market values, or other economic factors in utilizing a derivatives strategy for a Fund, the Fund might be in a worse position than if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves additional costs as well as certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. Although some strategies involving derivative instruments can reduce the risk of loss for a Fund, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in related investments or otherwise due to (i) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable, (ii) the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and (iii) the possible inability of the Fund to close out or to liquidate its derivatives positions. Valuation of derivatives may be more difficult and liquidity may be reduced in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxable to shareholders at ordinary income tax rates for federal income tax purposes) than if it had not used such instruments. If a Fund gains exposure to an asset class using derivative instruments backed by a collateral portfolio of fixed income instruments, changes in the value of the fixed income instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class. Additionally, a loss may be sustained by a Fund as a result of the failure of a counterparty to a derivative contract to make required payments or otherwise fulfill its obligations under the derivative contract’s terms.
Each Fund is operated by a person that has claimed an exclusion from the registration as a “commodity pool operator” (CPO) in accordance with Rule 4.5 under the Commodity Exchange Act (the CEA), and, therefore, such person is not subject to registration or regulation as a CPO with respect to the Funds under the CEA. In addition, with respect to the Funds, the Adviser is relying upon a related exclusion from the definition of “commodity trading advisor” (CTA) under the CEA and the rules of the Commodities Futures Trading Commission (CFTC) thereunder. As a result, each Fund must comply with one of the exclusions set forth in Rule 4.5, which limits a Fund’s investment in commodity futures, options on commodity futures, or certain swaps (used for purposes other than “bona fide hedging,” as such term is defined in the rules of the CFTC). If a Fund is no longer operated in compliance with the exclusion, the Adviser and any Sub-Adviser would be subject to regulation under the CEA. The CFTC has neither reviewed nor approved reliance on these exclusions, or the Funds, their investment strategies, their prospectus, or this SAI.
The regulation of derivatives is a rapidly changing area of law and is subject to modification by government and judicial action. Recent legal and regulatory changes, and additional legal and regulatory changes in the future, may substantially affect over-the-counter derivatives markets, and such changes may impact the Fund's use of such instruments. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010 (the Dodd-Frank Act), provides for new regulation of the derivatives market, including clearing, margin, reporting and registration requirements. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from a fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of over-the-counter (OTC) swaps with a fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, on October 28, 2020, the SEC approved new Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. New Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into and replaces the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, among other requirements. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to a Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.
Futures Contracts and Options on Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specific amount of an underlying reference instrument (such as a security or commodity) for a specified price on a specified future date. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Futures contracts also are based on interest rates, securities indices, and foreign currencies. To the extent that a Fund may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon. These contracts are traded on exchanges so that, in most cases, either party can close out its position on the exchange for cash without delivering the security or commodity, or other underlying reference instrument.
The Fixed Income, Target Risk and Disciplined International Equity Funds may use financial futures contracts and options for various purposes including for managing duration, which measures a fixed income security’s average life and reflects the present value of the security’s cash flow. Selling futures contracts or purchasing put options can accomplish the shortening of a portfolio’s duration in anticipation of higher interest rates. Conversely, purchasing futures contracts or call options can accomplish the lengthening of portfolio duration in anticipation of lower interest rates. The use of these instruments in this manner may be preferred to either liquidating or purchasing securities held by the Funds to achieve the portfolio’s duration targets because it reduces transaction costs to the Funds. In addition, the use of financial futures contracts and related options permits the Funds’ portfolio managers to react in a more timely manner to changes in interest rates.
A Fund may purchase or write call futures options and put futures options, to the extent specified herein or in the Prospectus. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.
Limitations on Use of Futures Contracts and Futures Options. A Fund only will enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.
When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets (initial margin) determined to be liquid by the Adviser. The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Fund, but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired on that date. In computing daily net asset value (NAV), the Fund will mark to market its open futures positions.
A Fund also is required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.
Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally those obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs also must be included in these calculations.
A Fund may write a covered straddle consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such a case, the Fund also will segregate or earmark liquid assets equivalent to the amount, if any, by which the put is “in the money.”
When purchasing a futures contract, a Fund will maintain assets determined to be liquid by the Adviser with its custodian in amounts that, when added to the amounts deposited with a futures commission merchant (FCM) as margin, are equal to the market value of the instruments underlying the futures contract; provided that for cash settled futures, a Fund may segregate or earmark only the net amount due on the contract on a mark-to-market basis. These amounts will be marked to market on a daily basis, resulting in adjustments to the amounts maintained with the custodian. Alternatively, the Fund may cover its position by purchasing a put option on the same futures contract with a strike price not lower than the price of the contract held by the Fund.
When selling a futures contract, a Fund will maintain assets determined to be liquid by the Adviser with its custodian in amounts that are equal to the market value of the instruments underlying the contract; provided that for cash-settled futures, a Fund may segregate or earmark only the net amount due on the contract on a mark-to-market basis. These amounts will be marked to market on a daily basis, resulting in adjustments to the amounts maintained with the custodian. Alternatively, the Fund may cover its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with a Fund’s custodian).
When selling a call option on a futures contract, a Fund will maintain assets determined to be liquid by the Adviser with its custodian in amounts that, when added to the amounts deposited with an FCM as margin, are equal to the market value of the futures contract underlying the call option. These amounts will be marked to market on a daily basis, resulting in adjustments to the amounts maintained with the custodian. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.
When selling a put option on a futures contract, a Fund will maintain assets determined to be liquid by the Adviser with its custodian in amounts that are equal to the purchase price of the futures contract, less any margin on deposit. These amounts will be marked to market on a daily basis, resulting in adjustments to the amounts maintained with the custodian. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract, so long as the strike price of the purchased put option is not lower than the strike price of the put option sold by the Fund.
The requirements for qualification as a regulated investment company (RIC) under the Code also may limit the extent to which a Fund may enter into futures, futures options, or forward contracts.
Risks Associated with Futures Contracts and Futures Options Generally. The following describes the general risks of investing in futures contracts and futures options:
•	Asset Segregation Risk. Because a Fund typically must segregate or earmark liquid assets to cover open positions with respect to derivatives, the Fund may incur a loss if it needs to sell a futures contract or futures option at a disadvantageous time to maintain that asset coverage.
•	Management Risk. Financial futures contracts and related options are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. A Fund’s use of financial futures and options may not always be a successful strategy and using them could lower a Fund’s return. Further, if the Adviser incorrectly forecasts interest rates or other economic factors and has taken positions in financial futures contracts or options contrary to prevailing market trends, a Fund could be exposed to a risk of loss.
•	Correlation Risk. Imperfect correlation between the change in market values of the securities held by a Fund and the prices of related futures contracts and options on futures purchased or sold by a Fund may result in losses in excess of the amount invested in these instruments.
•	Market Risk. Financial futures contracts and related options, like most other investments, are subject to the risk that the market value of the investment will decline. Adverse movements in the value of the underlying assets can expose the Funds to losses.
•	Exchange Limit Risk. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
•	Liquidity Risk. No assurance can be made that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, in which case the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed herein are relatively new instruments without a significant trading history. As a result, no assurance can be made that an active secondary market will develop or continue to exist.

•	Counterparty and FCM Risk. A loss may be sustained as a result of the failure of another party to the contract to make required payments or otherwise fulfill its obligations under the contract’s terms. A risk exists that a Fund may lose the initial and variation margin deposits in the event of bankruptcy of an FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to covering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Fund also is subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
•	Volatility Risk. Futures contracts and related options may be more volatile than investments directly in the underlying reference instrument and may be more sensitive to interest rate changes and market price fluctuations than securities or other types of investments.
•	Leverage Risk. Futures contracts and related options may create economic leverage and can result in losses to a Fund that exceed the original amount invested.
•	Hedging Transactions Risk. Several risks are associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. No guarantee exists of a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, significant differences may exist between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment. Even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Hybrid Instruments. A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index, or another interest rate, or some other economic factor (each a benchmark). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment objectives, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. A Fund’s purchase of a hybrid also exposes the Fund to the credit risk of the issuer of the hybrid. Those risks may cause significant fluctuations in the NAV of the Fund. Each Fund will not invest more than 5% of its total assets at the time of investment in hybrid instruments.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in those products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Options on Securities and Indexes. A Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)
A Fund will not write a call option or put option unless the option is “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund (or, if additional cash consideration is required, cash or other assets determined to be liquid in such amount are segregated or earmarked). For a call option on an index, the option is covered if the Fund maintains with its custodian assets determined to be liquid by the Adviser in an amount equal to the contract value of the index. A call option also is covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Adviser. A put option on a security or an index is “covered” if the Fund segregates or earmarks assets determined to be liquid by the Adviser equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated or earmarked assets determined to be liquid by the Adviser.
If an option written by a Fund expires unexercised, the Fund realizes a short-term capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). No assurance exists, however, that a closing purchase or sale transaction can be effected when the Fund desires.
A Fund may sell a put or call option it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option being sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.
A Fund may write a covered straddle consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are designated for such purpose on a Fund’s books to meet the Fund’s immediate obligation. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such a case, the Fund also will segregate or earmark liquid assets equivalent to the amount, if any, by which the put is “in the money.”
Several risks are associated with transactions in options on securities and on indexes. For example, significant differences exist between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. A decision as to whether, when, and how to use options involves the exercise of skill and judgment. Even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.
During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.
The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put) or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
No assurance exists of a liquid market when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.
If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.
Foreign Currency Transactions. Foreign currency transactions generally are used by the Core Plus Bond, International and Global, and Target Risk Funds to obtain foreign currencies to settle securities transactions. They also can be used as a hedge to protect assets against adverse changes in foreign currency exchange rates or regulations. When a Fund uses foreign currency exchanges as a hedge, it also may limit potential gain that could result from an increase in the value of such currencies. A Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations. To the extent that a Fund invests directly in foreign currencies or in securities denominated in or that trade in foreign currencies, the Fund is subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Foreign currency hedging transactions include forward foreign currency exchange contracts, foreign currency futures contracts, and purchasing put or call options on foreign currencies.
Exchange-Traded Futures Contracts. Exchange-traded futures contracts for the purchase or sale of foreign currencies (Foreign Currency Futures) are used to hedge against anticipated changes in exchange rates that might adversely affect the value of a Fund’s portfolio securities or the prices of securities that a Fund intends to purchase in the future. The successful use of Foreign Currency Futures depends on the ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of Foreign Currency Futures or may realize losses. For more information about futures contracts generally, see “Futures Contracts and Options on Futures Contracts,” “Limitations on Use of Futures Contracts and Futures Options,” “Risks Associated with Futures Contracts and Futures Options Generally,” and “Hedging Transactions Risk” above.
Forward Foreign Currency Exchange Contracts. Forward foreign currency exchange contracts (Forward Contracts) are used to minimize the risks associated with changes in the relationship between the U.S. dollar and foreign currencies. They are used to lock in the U.S. dollar price of a foreign security. A Forward Contract is a commitment to purchase or sell a specific currency for an agreed price at a future date.
If the Adviser believes a foreign currency will decline against the U.S. dollar, a Forward Contract may be used to sell an amount of the foreign currency approximating the value of a Fund’s security that is denominated in the foreign currency. The success of this hedging strategy is highly uncertain due to the difficulties of predicting the values of foreign currencies, the challenges of precisely matching Forward Contract amounts, and because of the constantly changing value of the securities involved. A Fund will not enter into Forward Contracts for hedging purposes in a particular currency in an amount in excess of a Fund’s assets denominated in that currency. Conversely, if the Adviser believes that the U.S. dollar will decline against a foreign currency, a Forward Contract may be used to buy that foreign currency for a fixed dollar amount, which is known as cross-hedging.
In these transactions, a Fund will segregate or earmark assets with a market value equal to the amount of the foreign currency purchased. Therefore, the Fund will always have cash, cash equivalents, or high quality debt securities available to cover Forward Contracts or to limit any potential risk. The segregated or earmarked assets will be priced daily.
Forward Contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts.
At the maturity of a currency or cross currency forward, a Fund may either exchange the currencies specified at the maturity of a forward contract or, prior to maturity, the Fund may enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts usually are effected with the counterparty to the original forward contract. Some Forward Contracts do not provide for physical settlement of two currencies. Instead, these contracts are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (a non-deliverable forward). Under definitions adopted by the CFTC and the Securities and Exchange Commission, non-deliverable forwards are considered swaps. Although non-deliverable forwards historically have been traded in the over-the-counter (OTC) market, as swaps, they may in the future be required to be centrally cleared and traded on public facilities. For more information on central clearing and trading of cleared swaps, see the later discussion of “Swap Agreements and Options on Swap Agreements.”
Foreign Currency Options. A Fund that invests in foreign currency-denominated securities may buy or sell put and call options on foreign currencies, either on U.S. or foreign exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of a Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options.
Purchasing and writing put and call options on foreign currencies are used to protect a Fund’s portfolio against declines in the U.S. dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. Writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received. A Fund could lose money if it is required to purchase or sell foreign currencies at disadvantageous exchange rates. If exchange rate movements are adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium as well as incur related transaction costs.
Additional Risks of Derivatives Traded on Foreign Exchanges. Options on securities, futures contracts, and foreign currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be affected adversely by (i) other complex foreign political, legal, and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; (v) lesser trading volume; and (vi) changes in foreign currency exchange rates.
Structured Notes and Indexed Securities. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. To the extent a Fund (except Global Low Volatility Equity) invests in these securities, however, the Adviser analyzes these securities in its overall assessment of the effective duration of the Fund’s portfolio in an effort to monitor the Fund’s interest rate risk.
Swap Agreements and Options on Swap Agreements. A Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security indexes, specific securities, and credit and event-linked swaps. To the extent a Fund may invest in foreign currency-denominated securities, it also may invest in currency exchange rate swap agreements. A Fund also may enter into options on swap agreements (swap options).
A Fund may enter into swap transactions for any purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.
Swap agreements are contracts between a Fund and another party (the swap counterparty) involving the exchange of payments on specified terms over periods ranging from a few weeks to more than one year. A swap agreement may be negotiated bilaterally and traded over-the-counter between two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearing-house that serves as a central counterparty (for a cleared swap). As a result of the Dodd-Frank Act and related regulatory developments, which have imposed comprehensive new regulatory requirements on swaps and swap market participants, certain categories of swaps, such as most types of standardized interest rate and credit default swap agreements, are now subject to mandatory central clearing and some of these cleared swaps must be traded on an exchange or swap execution facility. It is expected that additional categories of swaps will be designated in the future as subject to mandatory clearing and exchange trading. Mandatory clearing and exchange-trading of additional swaps will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. Some categories of swaps also may be cleared and traded on exchanges on a voluntary basis. While the intent of these regulatory reforms requiring clearing and exchange trading for swaps is to mitigate counterparty risk and increase liquidity and transparency in the swaps markets, mandatory clearing and exchange trading may increase trading costs and impose other risks.
In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) and/or cash flows earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Other forms of swap agreements include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. With a floating rate, the fee may be pegged to a base rate, such as the LIBOR or an alternative reference rate and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the Fund may be required to pay a higher fee at each swap reset date.
A Fund may enter into total return swap agreements to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market. Total return swap agreements are contracts in which one party, the total return payer, agrees to make periodic payments to another party, the total return receiver, based on the change in market value of a particular reference asset (such as an equity or fixed-income security, a combination of such securities, or an index) during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from another reference asset. A Fund may be either a total return receiver or total return payer, depending on the performance of the reference asset. Payments under the total return swap agreement are based upon an agreed principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either party, and therefore amounts of principal are referred to as notional amounts. The total return is the capital gain or loss, plus any interest or dividend payments.
Total return swap agreements are subject to the risk that a total return payer may default on its payment obligations to a Fund, and conversely, that a Fund may not be able to meet its obligation to a total return receiver. There is no guarantee that a Fund’s investment through a total return swap agreement will deliver returns in excess of the inherent borrowing costs and accordingly, the Fund’s performance may be less than what would be achieved by a direct investment in the reference asset.
A Fund may enter into credit default swap agreements. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If the Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (as the buyer) will receive the full notional value of a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.
A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swap options.
Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a net basis. Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the net amount). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking assets determined to be liquid by the Adviser, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be senior securities for purposes of the Fund’s investment restriction concerning senior securities. A Fund will not enter into an over-the-counter swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.

Whether a Fund’s use of swap agreements or swap options will be successful in furthering its investment objective will depend on the ability of the Adviser to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Certain restrictions imposed on the Funds by the Code for qualification as a RIC may limit each Fund’s ability to use swap agreements.
Certain swaps may not be able to be disposed of in current market conditions in seven calendar days without significantly changing their market value and, therefore, they may be considered to be illiquid. If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Moreover, in an uncleared swap, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In such an event, a Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. The Funds will enter into uncleared swaps only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of a Fund’s repurchase agreement guidelines). However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly and the availability of suitable replacement counterparties may become limited.
As noted above, certain types of swaps currently are, and more in the future will be, centrally cleared. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps, but it does not eliminate those risks completely. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction. For example, a Fund could lose margin payments it has deposited with its FCM as well as the net amount of gains not yet paid by the clearing organization if the FCM or clearing organization becomes insolvent or goes into bankruptcy. Credit risk of cleared swap participants is concentrated in a few clearing-houses and the consequences of insolvency of a clearing-house are not clear. In the event of bankruptcy of the clearing organization, a Fund may be entitled to the net amount of gains the Fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the Fund. Finally, the Funds are subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment to the executing broker.
Swaps that are subject to mandatory clearing also are required to be traded on swap execution facilities (SEFs), if any SEF makes the swap available to trade. An SEF is a trading platform where multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on an SEF may increase market transparency and liquidity, but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.
Dollar Rolls. The Funds may invest in dollar rolls, which are transactions whereby a Fund sells mortgage-backed securities with a commitment to buy similar, but not identical, mortgage-backed securities on a future date at a lower price. Normally, one or both securities involved are “to be announced” mortgage-backed securities. Dollar rolls are subject to interest rate risks and credit risks. These transactions may create leverage risks. Dollar roll transactions will cause a Fund to have an increased portfolio turnover rate.
Duration. The Fixed Income Funds utilize various investment tools to manage a portfolio’s duration. Duration is a measure of volatility in the price of a bond prior to maturity. Volatility is the magnitude of the change in the price of a bond relative to a change in the market interest rate. Volatility is based upon a bond’s coupon rate, maturity date, and the level of market yields of similar bonds. Generally, bonds with lower coupons or longer maturities will be more volatile than bonds with higher coupons or shorter maturities. Duration combines these variables into a single measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%.
Equity Securities The Equity, and International and Global Funds invest in equity securities, which are fundamental units of ownership in a company. The following describes the types of equity securities in which the Funds may invest:
Common Stocks. Common stocks are the most prevalent type of equity security. Common stockholders are entitled to the net value of the issuer’s earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer’s earnings directly influence the value of its common stock.
Common Stocks of Foreign Companies. Common stocks of foreign companies are equity securities issued by a corporation domiciled outside of the United States that trade on a domestic securities exchange.
Master Limited Partnerships (MLPs) and Other Publicly Traded Partnerships. MLPs and other publicly traded partnerships are limited partnerships (or limited liability companies), the units of which are listed and traded on a securities exchange. The Funds may invest in publicly traded partnerships that are expected to be treated as “qualified publicly traded partnerships” for federal income tax purposes. These include MLPs and other entities qualifying under limited exceptions in the Code. Many MLPs derive income and capital gains from the exploration, development, mining or production, processing, refining, transportation or marketing of any mineral or natural resource, or from real property. The value of MLP units fluctuates predominantly based on prevailing market conditions and the success of the MLP. The Funds may purchase common units of an MLP on an exchange as well as directly from the MLP or other parties in private placements. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability to annually elect directors.
MLPs generally distribute all available cash flow (cash flow from operations less maintenance capital expenditures) in the form of quarterly distributions, but if an MLP in which a Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be required for federal income tax purposes to include in its taxable income its allocable share of the MLP’s income regardless of whether any distributions are made by the MLP. Thus, if the distributions received by a Fund from an MLP are less than that Fund’s allocable share of the MLP’s income, the Fund may be required to sell other securities or utilize leverage so that it may satisfy the requirements to qualify as a RIC and avoid imposition of federal income and excise taxes at the Fund level. Common units typically have priority as to minimum quarterly distributions. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP.
Holders of MLP units of a particular MLP also are exposed to a remote possibility of liability for the obligations of that MLP under limited circumstances not expected to be applicable to the Funds. In addition, the value of a Fund’s investment in MLPs depends largely on the MLPs being treated as “qualified publicly traded partnerships” for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is treated as qualifying income for purposes of satisfying the source of income requirements to be treated as a RIC. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP does not meet current federal income tax requirements to maintain partnership status, or if it is unable to do so because of federal income tax law changes, it could be taxed as a corporation. In that case, the MLP would be obligated to pay federal income tax at the entity level and distributions received by a Fund generally would be taxed as dividend income for federal income tax purposes. As a result, a reduction in a Fund’s cash flow could occur along with a material decrease in the value of the Fund’s shares. In addition, if an MLP in which a Fund invests does not qualify as a “qualified publicly traded partnership” (and is otherwise not taxed as a corporation), income derived by the Fund will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the Fund. The receipt of non-qualifying income from such investments could jeopardize the Fund’s status as a RIC.
Preferred Stocks. Preferred stocks have the right to receive specified dividends or distributions before the payment of dividends or distributions on common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may provide for the issuer to redeem the stock on a specified date. A Fund may treat redeemable preferred stock as a fixed income security.
Warrants. Warrants provide an option to buy the issuer’s stock or other equity securities at a specified price. When holding a warrant, a Fund may buy the designated shares by paying the exercise price before the warrant expires. Warrants may become worthless if the price of the stock does not rise above the exercise price by the stated expiration date. Rights are the same as warrants, except they are typically issued to existing stockholders.
Exchange-Traded Funds (ETFs). The Funds may invest in ETFs. Each share of an ETF represents an undivided ownership interest in the portfolio of stocks held by an ETF. ETFs are investment companies that are bought and sold on a securities exchange. Passively managed ETFs acquire and hold either (i) shares of all of the companies that are represented by a particular index in the same proportion that is represented in the index itself; or (ii) shares of a sampling of the companies that are represented by a particular index in a proportion meant to track the performance of the entire index. Actively managed ETFs typically do not seek to replicate the performance of a particular index. Instead, they may be designed to track a popular investment manager’s picks or pursue a specific investment strategy.
Passively managed ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks. Unlike actively managed ETFs, passively managed ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly.
ETFs generally do not sell or redeem their shares for cash and most investors do not purchase or redeem shares directly from an ETF at all. Instead, the ETF issues and redeems its shares in large blocks (typically 50,000 of its shares) called “creation units.” Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends on the securities (net of expenses) up to the time of deposit. Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s NAV) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Most ETF investors, however, purchase and sell ETF shares in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. ETF investors generally must pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.
Because ETF shares are created from the stocks of an underlying portfolio and can be redeemed into the stocks of an underlying portfolio on any day, arbitrage traders may move to profit from any price discrepancies between the shares and the ETF’s portfolio, which in turn helps to close the price gap between the two. Of course, because of the forces of supply and demand and other market factors, an ETF share may trade at a premium or discount to its NAV.
In connection with its investment in ETF shares, a Fund will incur various costs. A Fund also may realize capital gains or losses when ETF shares are sold and the purchase and sale of the ETF shares may include a brokerage commission that may result in costs. In addition, a Fund is subject to other fees as an investor in ETFs. Generally, those fees include, but are not limited to, Trustees fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the NAV of ETFs and, therefore, the shares representing a beneficial interest therein.
The underlying ETFs in which the Funds invest may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because many of the ETFs in which the Funds intend to invest are granted licenses by agreement to use the indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire NAV falls below a certain amount. Although the Adviser believes that, in the event of the termination of an underlying ETF, it will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, no guarantee exists that shares of an alternate ETF would be available for investment at that time.
Extraneous Risk. The market values of securities or other investments that a Fund holds may decline, sometimes rapidly or unpredictably, due to factors that are not associated with normal market conditions. These declines may be the result of market reactions to such factors as acts of war or terrorism, recessions, national or global pandemics, or other events. Accordingly, an investment in a Fund could lose money over short or long periods of time. Furthermore, the Adviser’s ability to operate effectively, including the ability of its personnel or its service providers to function, communicate, and travel to the extent necessary to carry out the Funds’ investment strategies and objectives may be impaired.
Fixed Income Securities. Unless specifically prohibited, the Funds may invest in fixed income securities, which generally pay interest at either a fixed or floating rate and provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities. Fixed-rate securities and floating rate securities react differently as prevailing interest rates change.
Callable Securities. Certain fixed income securities in which the Funds invest are callable at the option of the issuer. Callable securities are subject to call risks. Call risks include the risk that the securities in which the Funds invest may be redeemed by the issuer before maturity. If this occurs, a Fund may have to reinvest the proceeds in securities that pay a lower interest rate, which may decrease the Fund’s yield. Call risks increase when interest rates are declining.
Fixed Rate Debt Securities. Debt securities that pay a fixed interest rate over the life of the security and have a long-term maturity may have many characteristics of short-term debt. For example, the market may treat fixed-rate/long-term securities as short-term debt when a security’s market price is close to the call or redemption price, or if the security is approaching its maturity date when the issuer is more likely to call or redeem the debt.
As interest rates change, the market prices of fixed-rate debt securities are generally more volatile than the prices of floating rate debt securities. As interest rates rise, the prices of fixed-rate debt securities fall, and as interest rates fall, the prices of fixed-rate debt securities rise. For example, a bond that pays a fixed interest rate of 10% is more valuable to investors when prevailing interest rates are lower; this value is reflected in a higher price, or premium. Conversely, if interest rates are over 10%, the bond is less attractive to investors, and sells at a lower price, or discount.
Floating Rate Debt Securities. The interest rate paid on floating rate debt securities is reset periodically (e.g., every 90 days) to a predetermined index rate. Commonly used indices include 90-day or 180-day Treasury bill rates, one month or three month LIBOR or an alternative reference rate, commercial paper rates, or the prime rate of interest of a bank. The prices of floating rate debt securities are not as sensitive to changes in interest rates as fixed rate debt securities because they behave like shorter-term securities and their interest rate is reset periodically.
In July 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that banks were no longer required to provide rate information used to calculate LIBOR after December 31, 2021. This has created uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. The potential effect of a transition away from LIBOR on a Fund or the financial instruments in which a Fund invests cannot yet be determined. LIBOR likely will be phased out for all short-term lending arrangements by June 2023. Industry initiatives are underway to identify alternative reference rates such as the Secured Overnight Funding Rate (SOFR), which the Federal Reserve Bank of New York began publishing in April 2018; however, there is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. The transition process to an alternative reference rate might lead to increased volatility and reduced liquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the value of some LIBOR-based investments and result in additional costs incurred in connection with closing out positions and entering into new trades. Because the usefulness of LIBOR as a reference rate could deteriorate during the transition period, these effects could occur prior to the end of 2021.
High Yield Securities (Junk Bonds). High-yield securities are securities rated below investment grade. A Fund may hold high yield securities if securities it holds are not rated, rated below investment grade, or are downgraded below investment grade. While generally offering higher yields than investment grade securities with similar maturities, non-investment grade debt securities involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A of this SAI for a discussion of securities ratings. The Money Market Funds may not purchase high yield securities.
•	Effect of Interest Rates and Economic Changes. All interest-bearing securities with fixed rates typically experience price appreciation when interest rates decline and price declines when interest rates rise. The market values of high yield securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. High yield securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high yield securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuers of high yield securities are typically more leveraged, and the risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a high yield security defaulted, a Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund’s NAV.
•	Payment Expectations. High yield securities typically contain redemption, call, or prepayment provisions that permit the issuer of such securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, a Fund may have to replace the securities with a lower yielding security, which could result in a lower yield and return for the Fund.
•	Credit Ratings. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of high yield securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in high yield securities will be more dependent on the Adviser’s credit analysis than would be the case with investments in investment-grade debt securities. The Adviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history, and the current trend of earnings. The Adviser continually monitors the investments of the Funds that it advises and carefully evaluates whether to dispose of or to retain high yield securities whose credit ratings or credit quality may have changed.
•	Liquidity and Valuation. A Fund may have difficulty disposing of certain high yield securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all high yield securities, no established retail secondary market exists for many of these securities. Such securities are sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing the Fund. Market quotations are generally available on many high yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.
Treasury Inflation-Protected Securities (TIPS). Obligations of the U.S. Treasury, commonly known as TIPS, (and comparable securities issued by governments of other countries) are inflation-protected obligations designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment is tied to the consumer price index (CPI), and TIPS’ principal payments are adjusted according to changes in the CPI. As inflation rises, both the principal value and the interest payments increase, which can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.
Foreign Securities. The Funds (other than the Ultra Short Tax-Free, Short Tax-Free, Intermediate Tax-Free, Government Money Market, and Tax-Free Money Market Funds) may invest in foreign securities, which include securities (i) of issuers domiciled outside of the United States, including securities issued by foreign governments, (ii) that primarily trade on a foreign securities exchange or in a foreign market, or (iii) that are subject to substantial foreign risk based on factors such as whether a majority of an issuer’s revenue is earned outside of the United States and whether an issuer’s principal business operations are located outside of the United States. The Prime Money Market Fund’s investments in foreign securities are limited to U.S. dollar-denominated instruments.
In General. Investing in foreign securities, including foreign corporate debt securities and foreign equity securities, involves certain risks not ordinarily associated with investments in securities of domestic issuers. Foreign securities markets have, for the most part, substantially less volume than the U.S. markets and securities of many foreign companies are generally less liquid and their prices more volatile than securities of U.S. companies. Less government supervision and regulation exist of foreign exchanges, brokers, and issuers than in the U.S. The rights of investors in certain foreign countries may be more limited than those of shareholders of U.S. issuers and investors may have greater difficulty taking appropriate legal action to enforce their rights in a foreign court than in a U.S. court. Investing in foreign securities also involves risks associated with government, economic, monetary, and fiscal policies (such as the adoption of protectionist trade measures), possible foreign withholding taxes on dividends and interest, possible taxes on trading profits, inflation, and interest rates, economic expansion or contraction, and global or regional political, economic, or banking crises. Furthermore, the risk exists of possible seizure, nationalization, or expropriation of the foreign issuer or foreign deposits, and the possible adoption of foreign government restrictions such as exchange controls. Also, foreign issuers are not necessarily subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to domestic issuers and, as a result, less publicly available information on such foreign issuers may be available than a domestic issuer. For more information regarding the risks related to foreign currency transactions, see “Derivative Instruments – Foreign Currency Transactions,” above.
Emerging Markets Securities. Emerging markets securities are fixed income and equity securities of foreign companies domiciled, headquartered, or whose primary business activities or principal trading markets are located in emerging and less developed markets (emerging markets). Investments in emerging markets securities involve greater risks and uncertainties than in more established markets in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging markets securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency. In addition, the securities markets of emerging market countries (and participants in those markets) are typically subject to less government supervision and regulation, and possible arbitrary and unpredictable enforcement of securities regulations and other laws, as well as differences in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers and difficulty in obtaining and/or enforcing a judgement in a court outside of the United States.
Certain foreign markets (including emerging markets) may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.
Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries.
Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which, in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic, and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur. In addition, the securities laws of emerging market countries may be less developed than those to which U.S. issuers are subject.
Funding Agreements. The Funds may purchase Funding Agreements (Agreements), which are investment instruments issued by U.S. insurance companies. Pursuant to such Agreements, a Fund may make cash contributions to a deposit fund of the insurance company’s general or separate accounts. The insurance company then credits guaranteed interest to the Fund. The insurance company may assess periodic charges against an Agreement for expense and service costs allocable to it and the charges will be deducted from the value of the deposit fund. The purchase price paid for an Agreement becomes part of the general assets of the issuer and the Agreement is paid from the general assets of the issuer. The Money Market Funds will only purchase Agreements from issuers that meet quality and credit standards established by the Adviser. Generally, Agreements are not assignable or transferable without the permission of the issuing insurance companies and an active secondary market in Agreements does not currently exist. Also, the Money Market Funds may not have the right to receive the principal amount of an Agreement from the insurance company on seven calendar days’ notice or less. Therefore, Agreements are typically considered to be illiquid investments.
General Tax Risks. Each Fund’s investments and investment strategies may be subject to special and complex federal income tax provisions that may, among other things: (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions; (ii) accelerate income to the Fund; (iii) convert long-term capital gain taxable at lower rates into short-term capital gain or ordinary income taxable at higher rates; (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (v) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income; or (vii) create a risk that the Fund will fail the diversification and source of income requirements under Subchapter M of the Code, which could cause the Fund to fail to qualify for the tax treatment applicable to a regulated investment company (RIC).
Initial Public Offerings. The Equity Funds may invest in securities of companies in initial public offerings (IPOs). IPOs of securities issued by unseasoned companies with little or no operating history are risky and their prices are highly volatile, but they can result in very large gains in their initial trading. Attractive IPOs are often oversubscribed and may not be available to a Fund, or only in very limited quantities. Thus, when a Fund’s size is smaller, any gains from IPOs will have an exaggerated impact on the Fund’s reported performance than when the Fund is larger. A Fund may engage in short-term trading in connection with its IPO investments, which could produce higher trading costs and adverse tax consequences. No assurance can be made that a Fund will have favorable IPO investment opportunities.
Lending of Portfolio Securities. In order to generate additional income, the Funds (other than the Money Market Funds) may lend portfolio securities, although it is not a principal investment strategy for any Fund. When a Fund lends portfolio securities, it will receive either cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities as collateral from the borrower. A Fund generally will reinvest cash collateral in a money market fund and also may reinvest in short-term liquid securities that qualify as an otherwise acceptable investment for the Fund. If the market value of the loaned securities increases, the borrower must furnish additional collateral to a Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The lending Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to a securities lending agent or broker. The Funds lend their portfolio securities through State Street Bank and Trust Company as agent.
When a Fund lends its portfolio securities, it may not be able to get them back from the borrower on a timely basis, in which case the Fund may lose certain investment opportunities, as well as the opportunity to vote the securities. A Fund also is subject to the risks associated with the investments of cash collateral, usually fixed income securities risk. If a Fund receives a payment from a borrower in lieu of the dividends on the loaned securities, such payment will generally be taxed as ordinary income for federal income tax purposes and will not be treated as “qualified dividend income.”

Leverage Risks. Leverage includes the practice of borrowing money to purchase securities or borrowing securities to sell them short. Investments in derivatives also involve the use of leverage because the amount of exposure to the underlying asset is often greater than the amount of capital required to purchase the derivatives. Leverage can increase the investment returns of a Fund. However, if an asset decreases in value, the Fund will suffer a greater loss than it would have without the use of leverage. If a Fund employs leverage, the Fund will maintain long positions in assets available for collateral, consisting of cash, cash equivalents, and other liquid assets, to comply with applicable legal requirements. However, if the value of such collateral declines, margin calls by lending brokers could result in the liquidation of collateral assets at disadvantageous prices.
Liquidity Risk. Trading opportunities are more limited for fixed income securities that have not received any credit ratings, have received ratings below investment grade, or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities also may lead to an increase in their price volatility.
Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open and the Fund could incur losses. Recent market events have caused the markets for some of the securities in which the Funds invest to experience reduced liquidity.
For the Money Market Funds, significant redemptions by large investors in a Fund could have a material adverse effect on a Fund’s other shareholders and the NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets. To address this risk and as required by Rule 2a-7, the Money Market Funds adopted policies and procedures for the imposition by the Tax-Free Money Market Fund or Prime Money Market Fund of liquidity fees on redemptions or temporarily suspending redemptions (“gating”) if such Fund’s weekly liquid assets fall below a certain threshold and the Board determines such actions to be in the best interest of the Fund. Among other requirements, if a Fund’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the Fund must impose a 1% liquidity fee on shareholder redemptions unless the Board determines that not imposing the fee, or imposing a higher or lower fee (up to 2% of the value of the shares redeemed), is in the best interests of the Fund. If the Fund’s weekly liquid assets fall below 30% of its total assets, the Board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed or gate redemptions for a period of not more than 10 business days in any 90 day period. The Board has chosen not to subject the Government Money Market Fund to a liquidity fee or redemption gate, and may do so in the future only with advance notice to shareholders.
Liquidity Risk Management. Rule 22e-4 under the 1940 Act (Liquidity Rule) requires open-end investment companies, such as the Funds (other than the Money Market Funds), to adopt a liquidity risk management program and enhance disclosures regarding fund liquidity. As required by the Liquidity Rule, the Funds have implemented a liquidity risk management program (Liquidity Program), and the Board has appointed a Liquidity Risk Management Committee (LRM Committee) as the administrator of the Liquidity Program. Under the Liquidity Program, the LRM Committee assesses, manages, and periodically reviews each Fund’s liquidity risk and classifies each investment held by a Fund as a “highly liquid investment,” “moderately liquid investment,” “less liquid investment,” or “illiquid investment.” The Liquidity Rule defines “liquidity risk” as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The liquidity of a Fund’s portfolio investments is determined based on relevant market, trading and investment-specific considerations under the Liquidity Program. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, a Fund can expect to be exposed to greater liquidity risk.
Municipal Securities. The Funds may invest in municipal securities, which are fixed income securities issued by states, counties, cities, and other political subdivisions and authorities. Although the income paid by most municipal securities is exempt from regular federal income tax, municipalities also may issue securities that pay income that is subject to the regular federal income tax and federal alternative minimum tax (AMT). Tax-exempt securities are generally classified by their source of payment. The ability of a governmental issuer to make payments on its municipal obligations can be adversely affected by factors such as budget shortfalls, weak economic conditions, and reduced levels of aid to governments. Other uncertainties applicable to municipal securities may include legislation or litigation that changes the taxation of municipal securities or the rights of municipal security holders in the event of bankruptcy. Certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and the application of state law to municipal security issuers could provide varying results among the states or among the municipal security issuers within a state. These uncertainties could have a significant impact on the prices of the municipal securities in which a Fund invests.

General Obligation Bonds. General obligation bonds are supported by the issuer’s full faith and credit. The issuer must levy and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to levy additional taxes may be limited by its charter or state law.
Special Revenue Bonds. Special revenue bonds are payable solely from specific revenues received by the issuer. The revenues may consist of specific taxes, assessments, tolls, fees, or other types of municipal revenues. For example, a municipality may issue bonds to build a toll road and pledge the tolls to repay the bonds. Bondholders could not collect from the municipality’s general taxes or revenues. Therefore, any shortfall in the tolls normally would result in a default on the bonds.
Private Activity Bonds. Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds to the company using the factory and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company’s loan payments and not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.
The interest on many types of private activity bonds is subject to the federal AMT for a non-corporate shareholder. The Funds may invest in bonds subject to the federal AMT. Each of Ultra Short Tax-Free, Short Tax-Free, Intermediate Tax-Free, and Tax-Free Money Market Funds is limited by its fundamental investment limitation in the amount it can invest in securities that may be subject to federal AMT (see “Fundamental Limitations —Tax Exempt Obligations”).
Anticipation Notes. Anticipation notes are securities issued in anticipation of the receipt of taxes, grants, bond proceeds, or other municipal revenues. For example, many municipalities collect property taxes once a year. Such municipalities may issue tax anticipation notes to fund their operations prior to collecting these taxes. The issuers then repay the tax anticipation notes at the end of their fiscal year, either with collected taxes or proceeds from newly issued notes or bonds.
Tax Increment Financing Bonds. Tax increment financing bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue these bonds to redevelop a commercial area. The tax increment financing bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants’ sales, and related tax collections, failed to increase as anticipated.
Municipal Securities include:
•	TRANs: tax and revenue anticipation notes issued to finance working capital needs in anticipation of receiving taxes or other revenues;
•	TANS: tax anticipation notes issued to finance working capital needs in anticipation of receiving taxes;
•	RANs: revenue anticipation notes issued to finance working capital needs in anticipation of receiving revenues;
•	BANS: bond anticipation notes that are intended to be refinanced through a later issuance of longer term bonds;
•	municipal commercial paper and other short-term notes;
•	variable rate demand notes;
•	industrial development bonds;
•	municipal bonds (including bonds having serial maturities and pre-refunded bonds) and leases;
•	construction loan notes insured by the Federal Housing Administration and financed by Fannie Mae or GNMA; and
•	participation, trust, and partnership interests in any of the foregoing obligations.
Municipal Leases. A Fund may purchase participation interests that represent an undivided proportional interest in lease payments by a governmental or nonprofit entity. Lease obligations may be limited by a municipal charter or by the inclusion in leases or contracts of “non-appropriation” clauses that relieve governmental issuers of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. If the entity does not appropriate funds for future lease or contract payments, the entity cannot be compelled to make such payments. Furthermore, a lease may provide that the participants cannot accelerate lease obligations upon default. The participants would only be able to enforce lease payments as they became due. In the event of a default or failure of appropriation, it is unlikely that the participants would be able to obtain an acceptable substitute source of payment unless the participation interests are credit enhanced.
The Adviser must consider the following factors in determining the liquidity of municipal lease securities: (1) the frequency of trades and quotes for the security; (2) the volatility of quotations and trade prices for the security; (3) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (4) dealer undertakings to make a market in the security; (5) the nature of the security and the nature of the marketplace trades; (6) the rating of the security and the financial condition and prospects of the issuer of the security; (7) such other factors as may be relevant to a Fund’s ability to dispose of the security; (8) whether the lease can be terminated by the lessee; (9) the potential recovery, if any, from a sale of the leased property upon termination of the lease; (10) the lessee’s general credit strength; (11) the likelihood that the lessee will discontinue appropriating funding for the leased property because the property is no longer deemed essential to its operations; and (12) any credit enhancement or legal recourse provided upon an event of non-appropriation or other termination of the lease.
Variable Rate Municipal Securities. Variable interest rates generally reduce changes in the market value of municipal securities from their original purchase prices. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable rate municipal securities than for fixed rate obligations. Many municipal securities with variable interest rates purchased by a Fund are subject to repayment of principal (usually within seven days) on the Fund’s demand. For purposes of determining a Fund’s average maturity, the maturities of these variable rate demand municipal securities (including participation interests) are the longer of the periods remaining until the next readjustment of their interest rates or the periods remaining until their principal amounts can be recovered by exercising the right to demand payment. The terms of these variable rate demand instruments require payment of principal and accrued interest from the issuer of the municipal obligations, the issuer of the participation interests or a guarantor of either issuer.
Geographic Diversification. Geographic diversification of the investments of the Tax-Free Money Market, Ultra Short Tax-Free, Short-Tax Free, and Intermediate Tax-Free Funds is achieved by purchasing issues of municipal securities representative of various areas of the U.S. and general obligations of states, cities, and school districts as well as some revenue issues that meet that Fund’s acceptable quality criteria.
Participatory Notes. Participatory notes are a type of equity access product, are structured as unsecured and unsubordinated debt securities designed to replicate exposure to the underlying referenced equity investment, and are sold by a bank or a broker-dealer in markets where the Funds are restricted from directly purchasing equity securities. The Funds may tender a participatory note for cash payment in an amount that reflects the current market value of the referenced underlying equity investments, reduced by program fees. Participatory notes involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. The issuer of a participatory note may be unable or may refuse to perform under the terms of the participatory note. While the holder of a participatory note is entitled to receive from the issuing bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Participatory notes also are not traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Funds’ limitations on investments in illiquid securities. No assurance can be made that the trading price or value of participatory notes will equal the value of the underlying equity securities they seek to replicate.
Portfolio Turnover. A Fund’s portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity, market conditions, or other factors. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs to a Fund and its shareholders. High portfolio turnover may result in the realization of substantial capital gains, including short-term capital gains taxable to shareholders at ordinary income rates for federal income tax purposes. During the fiscal year ended August 31, 2020, the Ultra Short Tax-Free Fund experienced an increased portfolio turnover rate due to increased investment in floating rate notes, which generally have shorter terms, and an increase in sales and redemption activity.
Quantitative Model and Information Risks. Certain investment strategies may use quantitative models (Models) and information and data (Data). If such Models and/or Data prove to be incorrect or incomplete, any investment decisions made in reliance on the Models and Data may not produce the desired results and the Fund may realize losses. The success of the Models depends on the accuracy and completeness of the analyses and assessments that were used in developing such Models. The success of Models that are predictive in nature is dependent largely upon the accuracy and reliability of the supplied historical data. Certain low probability events or factors that are assigned little weight may occur or prove to be more likely or more relevant than expected, for short or extended periods of time. All Models are susceptible to input errors that may cause the resulting information to be incorrect.
Repurchase Agreements and Reverse Repurchase Agreements. All of the Funds may enter into a repurchase agreement or a reverse repurchase agreement. A repurchase agreement is a transaction in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting an agreed upon interest rate effective for the period the buyer owns the security subject to repurchase. The agreed upon interest rate is unrelated to the interest rate on that security. The Adviser will continually monitor the value of the underlying security to ensure that the value of the security always equals or exceeds the repurchase price. A Fund’s custodian is required to take possession of the securities subject to repurchase agreements. These securities are marked to market daily. To the extent that the original seller defaults and does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price for such securities. In the event that such a defaulting seller files for bankruptcy or becomes insolvent, disposition of such securities by the Fund might be delayed pending court action. The Funds believe that, under the procedures normally in effect for custody of the portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Funds and allow retention or disposition of such securities. The Funds will enter into repurchase agreements only with banks and other recognized financial institutions, such as broker/dealers, that the Adviser has determined to be creditworthy.
Reverse repurchase agreement transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund sells a portfolio security to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument’s market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio security at a price equal to the original sale price plus interest. A Fund may use reverse repurchase agreements for liquidity and for avoiding a sale of portfolio instruments at a time when the sale may be deemed disadvantageous. However, entering into reverse repurchase agreements may expose a Fund to leverage risks (see “Leverage Risks”).
When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the trade date. These securities are marked to market daily and maintained until the transaction is settled.
During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Money Market Funds will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreement.
Securities of Other Investment Companies. All of the Funds may invest in the securities of other investment companies, including affiliated BMO Funds and exchange-traded funds, within the limits prescribed by the 1940 Act and the rules promulgated thereunder. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund’s own operations. The Funds also may invest in investment companies that are not organized under the laws of the United States (Offshore Funds). In addition to the risks of investing in securities of other investment companies, Offshore Funds also are subject to the risks described under “Foreign Securities,” above. The Money Market Funds will limit their investments in other investment companies to those of money market funds having investment objectives and policies similar to their own.
The Funds are parties to a fund-of-funds exemptive order received from the SEC on June 25, 2014 that permits a Fund that relies on the order to invest in securities issued by other investment companies in amounts exceeding the statutory limits set forth in the 1940 Act that would otherwise be applicable. The exemptive order requires the Board, before approving any advisory contract, to make a determination that the fees charged under such advisory contract are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract(s) of any underlying fund in which a Fund invests pursuant to the order. In October 2020, the SEC adopted certain regulatory changes relating to a fund’s ability to invest in another investment company. These changes include the adoption of Rule 12d1-4 and the rescission of certain related exemptive relief. These changes likely will take effect in 2021 and may negatively impact a Fund’s investment strategies and operations.
Short Sales. The Funds (other than the Money Market Funds), including any underlying funds in which the Funds may invest, may sell securities, including shares of exchange-traded funds, short in anticipation of a decline in the market value of the securities. When a Fund sells a security short, the Fund does not own the security and must borrow the security to make delivery to the buyer. The Fund must then replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. Any potential gain is limited to the price at which the Fund sold the security short and any potential loss is unlimited in size. Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sale proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. Because the Funds’ portfolio managers may interpret the market differently, it is possible that one Fund may be short a security at the same time that another Fund is long the same security.
Small and Mid-Cap Stocks. The Mid-Cap Value, Mid-Cap Growth, Pyrford International Stock, Small-Cap Value, and Small-Cap Growth Funds may invest in small and mid-cap stocks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock, and the more volatile its price. Market capitalization is determined by multiplying the number of a company’s outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base, and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.
Sovereign Debt. The Funds may purchase sovereign debt. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Also, no assurance can be made that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. Financial markets have recently experienced increased volatility due to the uncertainty surrounding the sovereign debt of certain European countries, which may have significant adverse effects on the economies of these countries and increase the risks of investing in sovereign debt.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders, and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country’s trading partners, or political changes in those countries, also could adversely affect its exports. Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country’s international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.
To the extent that a country has a current account deficit (generally when its exports of merchandise and services are less than its country’s imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it may need to depend on loans from foreign governments, multilateral organizations, or private commercial banks; aid payments from foreign governments; and inflows of foreign investment. The access of a country to these forms of external funding may not be certain and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be adversely affected by a change in international interest rates, since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.
With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.
Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including a Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt also may be involved directly in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. No bankruptcy proceeding may exist by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.
Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of a Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals, or take other actions, each of which may involve additional costs to the Fund.
The sovereign debt in which a Fund may invest includes Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds may be collateralized or uncollateralized and are issued in various currencies (but primarily the dollar). Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments, and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds have speculative characteristics. A Fund may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.
The Money Market Funds’ investments in sovereign debt are limited to U.S. dollar-denominated instruments.
Temporary Investments. Each Fund (other than the Money Market Funds) may temporarily invest without limit in short-term debt obligations (money market instruments) during times when market conditions warrant a defensive position. These investments may include commercial paper, bank instruments, U.S. government obligations, repurchase agreements, securities of other investment companies investing in short-term debt securities, and foreign short-term debt securities. Each Money Market Fund may, from time to time, take temporary defensive positions by holding cash, shortening the Fund’s dollar weighted average maturity, or investing in other securities that are eligible securities for purchase by money market funds as described in the “Fund Summary” section of the Prospectus and in accordance with federal laws concerning money market funds, in anticipation of, or in response to, adverse market economic, political, other conditions. The Funds’ temporary investments must be of comparable quality to their primary investments.
U.S. Government Securities. U.S. government securities include direct obligations of the U.S. government, including U.S. Treasury bills, notes, and bonds of varying maturities, and those issued or guaranteed by various U.S. government agencies and instrumentalities. Treasury securities are direct obligations of the federal government of the United States. Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority. Some government entities are supported by the full faith and credit of the United States. Other government entities receive support through federal subsidies, loans, or other benefits. A few government entities have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.
A Fund treats mortgage-backed securities guaranteed by a government sponsored entity as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce the market and prepayment risks.
Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). Fannie Mae and Freddie Mac were placed into conservatorship by the Federal Housing Finance Agency (FHFA), an independent regulator, in 2008, and FHFA succeeded to all of their rights, titles, powers, and privileges. At the time Fannie Mae and Freddie Mac were placed in conservatorship, the U.S. Treasury established preferred stock purchase agreements pursuant to which the U.S. Treasury will contribute cash capital to maintain a positive net worth in each enterprise. These agreements were amended in December 2009 to permit the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth of the enterprises for a three-year period. FHFA has the right to transfer or sell any asset or liability of Fannie Mae or Freddie Mac without any approval, assignment or consent, although FHFA has stated that it has no present intention to do so. In addition, holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac may not enforce certain rights related to such securities against FHFA, or the enforcement of such rights may be delayed, during the conservatorship. As part of the FHFA’s strategic plan for the conservatorships of Fannie Mae and Freddie Mac, effective as of June 3, 2019, the FHFA has created a single, common enterprise mortgage-backed security, which is referred to as a Single Security or Uniform Mortgage-Backed Security (UMBS). The purpose of this “Single Security Initiative” is to provide additional liquidity to the “To-Be-Announced” (TBA) market and to reduce or eliminate trading disparities between Fannie Mae and Freddie Mac TBA securities. The effects of the issuance of UMBS on the TBA market are not yet known.
When-Issued and Delayed Delivery Transactions. The Fixed Income Funds may engage in when-issued and delayed delivery transactions. These transactions are made to secure what is considered to be an advantageous price or yield. Settlement dates may be a month or more after entering into these transactions and the market values of the securities purchased may vary from the purchase prices. Other than normal transaction costs, no fees or expenses are incurred. However, liquid assets of a Fund are segregated on the Fund’s records on the trade date in an amount sufficient to make payment for the securities to be purchased. These assets are marked to market daily and are maintained until the transaction has been settled.
Zero Coupon Securities. The Funds (other than the Global Low Volatility Equity, Pyrford International Stock, LGM Emerging Markets Equity, and Equity Funds) may invest in zero coupon securities. Zero coupon securities do not pay interest or principal until final maturity, unlike debt securities that provide periodic payments of interest (referred to as a “coupon payment”). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. An investment in zero coupon securities may cause a Fund to recognize income and make required distributions to shareholders before it receives any cash payments on its investment. A Fund may have to dispose of its portfolio investments under disadvantageous circumstances or utilize leverage to generate sufficient cash to satisfy the distribution requirements for maintaining the Fund’s status as an RIC.
NON-FUNDAMENTAL INVESTMENT OBJECTIVES
The investment objective of each Fund shown below may be changed by the Board without shareholder approval.
•	BMO Low Volatility Equity Fund: to provide capital appreciation.
•	BMO Dividend Income Fund: to provide capital appreciation and current income.
•	BMO Large-Cap Value Fund: to provide capital appreciation.
•	BMO Large-Cap Growth Fund: to provide capital appreciation.
•	BMO Mid-Cap Value Fund: to provide capital appreciation.
•	BMO Mid-Cap Growth Fund: to provide capital appreciation.
•	BMO Small-Cap Value Fund: to provide capital appreciation.
•	BMO Small-Cap Growth Fund: to provide capital appreciation.
•	BMO Global Low Volatility Equity Fund: to provide capital appreciation.
•	BMO Disciplined International Equity Fund: to provide capital appreciation.
•	BMO Pyrford International Stock Fund: to provide capital appreciation.
•	BMO LGM Emerging Markets Equity Fund: to provide capital appreciation.
•	BMO Ultra Short Tax-Free Fund: to provide current income exempt from federal income tax consistent with preservation of capital.
•	BMO Short Tax-Free Fund: to provide current income exempt from federal income tax consistent with preservation of capital.
•	BMO Short-Term Income Fund: to maximize total return consistent with current income.
•	BMO Intermediate Tax-Free Fund: to provide a high level of current income exempt from federal income tax consistent with preservation of capital.
•	BMO Strategic Income Fund: to maximize total return consistent with current income.
•	BMO Corporate Income Fund: to maximize total return consistent with current income.
•	BMO Core Plus Bond Fund: to maximize total return consistent with current income.
•	BMO Government Money Market Fund: to provide current income consistent with stability of principal.
•	BMO Tax-Free Money Market Fund: to provide current income exempt from federal income tax consistent with stability of principal.
•	BMO Prime Money Market Fund: to provide current income consistent with stability of principal.
•	BMO Conservative Allocation Fund: to provide total return primarily from income, secondarily from appreciation.
•	BMO Moderate Allocation Fund: to provide total investment return from income and appreciation.
•	BMO Balanced Allocation Fund: to provide total investment return from income and appreciation.
•	BMO Growth Allocation Fund: to provide total investment return from income and appreciation.
•	BMO Aggressive Allocation Fund: to provide total investment return primarily from appreciation, secondarily from income.

Investment Policies and Limitations
With respect to each Fund’s investment policies and limitations, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation, except in the case of borrowing money. For purposes of such policies and limitations, each Fund considers instruments (such as certificates of deposit and demand and time deposits) issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be cash items.
Under the 1940 Act, the authorization of a “majority of the outstanding voting securities” means the affirmative vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.
Fundamental Limitations
The following investment limitations are fundamental and cannot be changed for a Fund unless authorized by the “majority of the outstanding voting securities” of that Fund, as defined by the 1940 Act:
Issuing Senior Securities and Borrowing Money. A Fund will not issue senior securities or borrow money, except as the 1940 Act, any rule, regulation or exemptive order thereunder, or any SEC staff interpretation thereof, may permit.
The 1940 Act permits the Funds to enter into options, futures contracts, forward contracts, repurchase agreements, and reverse repurchase agreements provided that these types of transactions are covered in accordance with SEC positions. Under SEC staff interpretations of the 1940 Act, such derivative transactions will not be deemed “senior securities” if a Fund segregates assets or otherwise covers its obligation to limit the Fund’s risk of loss, such as through offsetting positions.
Under the 1940 Act, in addition to borrowing from banks, a Fund may borrow from other persons an additional amount not exceeding 5% of its total assets for temporary purposes.
Lending Cash or Securities. A Fund will not lend any of its securities, or make any other loan, in excess of one-third of the value of the Fund’s total assets. This restriction shall not prevent a Fund from purchasing or holding U.S. government obligations, money market instruments, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or other debt securities, entering into repurchase agreements, or engaging in other transactions where permitted by the Fund’s investment goal, policies, and limitations.
Investing in Commodities. A Fund (except for the Disciplined International Equity Fund) will not purchase or sell commodities unless acquired as a result of ownership of securities or other instruments and provided that this restriction shall not prevent the Fund (other than a Money Market Fund) from (i) purchasing or selling futures contracts, options, and other derivative instruments or (ii) investing in securities or other instruments backed by physical commodities.
With respect to Disciplined International Equity Fund, the Fund will not purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments of companies that purchase or sell commodities or that invest in commodities; (ii) engaging in any transaction involving currencies, options, forwards, futures contracts, options on futures contracts, swaps, hybrid instruments or other derivatives; or (iii) investing in securities, or transacting in other instruments, that are linked to or secured by physical or other commodities.
Investing in Real Estate. A Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction shall not prevent the Fund from investing in (i) securities of issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein or (ii) securities or other instruments backed by real estate or interests therein.
Diversification of Investments. With respect to securities comprising 75% of the value of its total assets, a Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, repurchase agreements collateralized by such securities, and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer or if it would own more than 10% of the outstanding voting securities of such issuer.
Under this limitation, each of Pyrford International Stock, Ultra Short Tax-Free, Short Tax-Free, and Intermediate Tax-Free Funds will consider each governmental subdivision, including states and the District of Columbia, territories, possessions of the United States or their political subdivisions, agencies, authorities, instrumentalities, or similar entities, a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed only by its own assets and revenues. Industrial developments bonds backed only by the assets and revenues of a non-governmental user are considered to be issued solely by that user. If, in the case of an industrial development bond or government-issued security, a governmental or some other entity (such as a bank that issues a letter of credit) guarantees the security, such guarantee or letter of credit would be considered a separate security issued by the guarantor or other entity, subject to a limit on investments in the guarantor of 10% of total assets. Where a security is insured by bond insurance, the security shall not be considered a security issued or guaranteed by the insurer. Instead, the issuer of such security will be determined in accordance with the first and second sentences of this paragraph. The foregoing 10% restriction does not limit the percentage of the Ultra Short Tax-Free, Short Tax-Free, and Intermediate Tax-Free Funds’ assets that may be invested in securities insured by any single insurer.
Concentration of Investments.
•	Ultra Short Tax-Free, Short Tax-Free, and Intermediate Tax-Free Funds: For these Funds, a Fund will not invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest 25% or more of the value of its total assets in cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, and repurchase agreements collateralized by such securities for temporary defensive purposes. In addition, a Fund may invest more than 25% of the value of its total assets in obligations issued by any state, territory, or possession of the United States; the District of Columbia; or any of their authorities, agencies, instrumentalities, or political subdivisions, including tax-exempt project notes guaranteed by the U.S. government, regardless of the location of the issuing municipality. This policy applies to securities that are related in such a way that an economic, business, or political development affecting one security would also affect the other securities (such as securities paid from revenues from selected projects in transportation, public works, education, or housing).
•	Target Risk Funds: For these Funds, a Fund will not invest 25% or more of the value of its total assets in any one industry, except that the Fund may invest 25% or more of the value of its total assets in any one affiliated underlying fund, cash or cash items, securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, and repurchase agreements collateralized by such securities for temporary defensive purposes.
•	All Other Funds: For these Funds, a Fund will not invest 25% or more of its total assets in any one industry or industries, except as permitted by the SEC. However, investing in U.S. government securities (and domestic bank instruments for the Money Market Funds) shall not be considered investments in any one industry.
Underwriting. A Fund will not underwrite securities of other issuers, except to the extent it may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of portfolio securities.
Tax Exempt Obligations. The Tax-Free Money Market Fund invests, under normal circumstances, its assets so that at least 80% of the annual interest income that the Fund distributes will be exempt from federal income tax, including the federal AMT.
Each of the Ultra Short Tax-Free, Short Tax-Free, and Intermediate Tax-Free Funds invests, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities the income from which is exempt from federal income tax, including the federal AMT.
Non-Fundamental Limitations
The following investment limitations are non-fundamental and, therefore, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective:
Selling Short and Buying on Margin. A Fund will not sell any securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in futures contracts or other derivatives are not deemed to constitute selling securities short.
A Fund will not purchase any securities on margin, except that it may obtain such short-term credits as may be necessary for clearance of transactions, and provided that margin deposits in connection with futures contracts or other derivatives shall not constitute purchasing securities on margin.
Pledging Assets. A Fund will not mortgage, pledge, or hypothecate any assets owned by the Fund, except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging, or hypothecating may not exceed 33 1/3% of the Fund’s total assets at the time of the borrowing or investment.
Investing in Illiquid and Restricted Investments. A Fund (other than a Money Market Fund) will not acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. A Money Market Fund will not acquire any illiquid security if, immediately after the acquisition, the Money Market Fund would have invested more than 5% of its total assets in illiquid securities.
Purchasing Securities to Exercise Control. The Funds will not purchase securities of a company for the purpose of exercising control or management.
Investing in Securities of Other Investment Companies. Each Fund will limit its investment in other investment companies, including investment companies that may be affiliated with the Adviser, to no more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general, unless permitted to exceed these limits by an exemptive order or rule of the SEC. The Funds will purchase securities of closed-end investment companies only in open market transactions involving only customary broker’s commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. The Money Market Funds will limit their investments in other investment companies to those of money market funds having investment objectives and policies similar to their own.
Each Fund (excluding the Target Risk Funds) may invest in shares of other investment companies to the extent permitted under the 1940 Act, including the rules and regulations and any exemptive orders obtained thereunder, provided however, that no Fund that has knowledge that its shares are purchased by another investment company relying on Section 12(d)(1)(G) of the 1940 Act will acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
The Funds are parties to a fund-of-funds exemptive order received from the SEC on June 25, 2014 that permits a Fund that relies on the order to invest in securities issued by other investment companies in amounts exceeding the statutory limits set forth in the 1940 Act that would otherwise be applicable. The exemptive order requires the Board, before approving any advisory contract, to make a determination that the fees charged under such advisory contract are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract(s) of any underlying fund in which a Fund invests pursuant to the order. In October 2020, the SEC adopted certain regulatory changes relating to a fund’s ability to invest in another investment company. These changes include the adoption of Rule 12d1-4 under the 1940 Act and the rescission of certain related exemptive relief. These changes likely will take effect in 2021 and may negatively impact a Fund’s investment strategies and operations.
Investing in Options. Each Fund may not, except for bona fide hedging purposes, invest more than 5% of the value of its net assets in the sum of (a) premiums on open option positions on futures contracts, plus (b) initial margin deposits on financial futures contracts. A Fund will not purchase put options or write call options on securities unless the securities are held in the Fund’s portfolio or unless the Fund is entitled to them in deliverable form without further payment or has segregated liquid assets in the amount of any further payment. A Fund will not write call options in excess of 25% of the value of its total assets.
For purposes of the investment limitation regarding investment in illiquid and restricted securities, for all Funds other than the Money Market Funds, an “illiquid investment” means any investment that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. For purposes of the investment limitation regarding investment in illiquid and restricted securities, for the Money Market Funds, an “illiquid security” means a security that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the value ascribed to it by the Money Market Fund.
Money Market Fund Regulatory Compliance
The Money Market Funds are managed to comply with the various requirements of Rule 2a-7 under the 1940 Act, which regulates money market mutual funds. The discussion of investments in this SAI as it relates to the Money Market Funds is qualified by Rule 2a-7 limitations. In summary, with respect to diversification, Rule 2a-7 requires that a Money Market Fund may not invest in the securities of any issuer if, as a result of the investment, more than 5% of the Fund’s total assets would be invested in that issuer; provided that each Fund may invest up to 25% of its total assets in the securities of a single issuer for up to three business days after acquisition. Certain securities are not subject to this diversification requirement: (a) government securities; (b) certain repurchase agreements; and (c) shares of certain money market funds. Rule 2a-7 imposes a separate diversification test upon the acquisition of a guarantee or demand feature. The Board has adopted procedures in accordance with Rule 2a-7, which govern the quality, maturity, diversity and liquidity of the Money Market Funds’ investments. Pursuant to Rule 2a-7, the Money Market Funds may invest only in securities which have been determined by the Adviser to present minimal credit risks to the Fund, based on the Adviser’s consideration of a number of factors including, but not limited to, financial condition, sources of liquidity, ability to react to market-wide and issuer- or guarantor-specific events, and positions within the industry and industry strength.

Other Investment Policies
Pursuant to Rule 35d-1 under the 1940 Act, each Fund (except the Ultra Short Tax-Free, Short Tax-Free, Intermediate Tax-Free, Strategic Income, Corporate Income, Tax-Free Money Market, Prime Money Market, and Target Risk Funds) has adopted a non-fundamental investment policy to invest at least 80% of its assets (defined as net assets plus any borrowings for investment purposes) in the types of securities and investments suggested by its name. Each such Fund will provide its shareholders with at least 60 days’ prior written notice of any changes to such policy as required by Rule 35d-1. The Ultra-Short Tax-Free, Short Tax-Free, Intermediate Tax-Free, and Tax-Free Money Market Funds, which have each adopted a fundamental policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the types of securities suggested by its name, may only change this policy with shareholder approval.
Pursuant to Rule 35d-1 under the 1940 Act the Government Money Market Fund has adopted a non-fundamental investment policy to invest at least 80% of its total assets in obligations issued and/or guaranteed by the U.S. government or by its agencies or instrumentalities and in repurchase agreements secured by such obligations. In addition, as a result of recent amendments to Rule 2a-7 under the 1940 Act, the Government Money Market Fund has adopted a non-fundamental investment policy to invest at least 99.5% of its total assets in U.S. government securities, cash and/or repurchase agreements that are collateralized fully (as defined in Rule 2a-7 under the 1940 Act). The Government Money Market Fund will provide its shareholders with at least 60 days’ prior written notice of any changes to such policy.
Valuation of Securities
Money Market Funds
The Board has approved the use of amortized cost for purposes of valuing portfolio instruments held by the Money Market Funds. Under this method, portfolio instruments are valued at the acquisition cost as adjusted for amortization of premium or accumulation of discount rather than at current market value.
The procedures adopted by the Board for the Money Market Funds in accordance with Rule 2a-7, are reasonably designed to stabilize the NAV per share, as computed for purposes of distribution and redemption, at $1.00 per share, taking into account current market conditions and the Funds’ investment goals. For the Money Market Funds using the amortized cost method of valuation, the procedures include monitoring the relationship between the amortized cost value per share and the NAV per share based upon available indications of market value. The Board will take any steps it considers appropriate (such as redemption in kind or shortening the average portfolio maturity) to eliminate or reduce to the extent reasonable such dilution or unfair results where the Board believes the extent of any deviation between the two values may result in material dilution or unfair results to investors or existing shareholders.
The Money Market Funds are permitted to purchase instruments that are subject to demand features or standby commitments. As defined by the Rule, a demand feature entitles a Fund to receive the principal amount of the instrument from the issuer or a third party paid within 397 calendar days of exercise. A standby commitment entitles a Fund to achieve same-day settlement and to receive an exercise price equal to the amortized cost of the underlying instrument plus accrued interest at the time of exercise.
The Money Market Funds acquire instruments subject to demand features and standby commitments to enhance the instruments’ liquidity. The Funds treat demand features and standby commitments as part of the underlying instruments, because the Funds do not acquire them for speculative purposes and cannot transfer them separately from the underlying instruments. Therefore, although the Funds define demand features and standby commitments as puts, the Funds do not consider them to be corporate investments for purposes of their investment policies.
Under the amortized cost method of valuation utilized by the Money Market Funds, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Money Market Funds, computed based upon amortized cost valuation, may tend to be higher than a similar computation made by using a method of valuation based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield on shares of the Funds computed the same way may tend to be lower than a similar computation made by using a method of calculation based upon market prices and estimates.

Target Risk Funds
Because the assets of the Target Risk Funds consist primarily of shares of underlying funds, the NAV is determined based on the NAV of the underlying funds. It is not anticipated that the Pricing Committee of the Board will need to fair value any of the investments of the Funds. However, an underlying fund may need to fair value one of its investments, which may require the Target Risk Funds to do the same because of delays in obtaining the underlying funds’ NAV.
All Other Funds
Portfolio securities of the other Funds are valued as follows:
•	for equity securities traded on a securities exchange, including NASDAQ, at the last sale price or official closing price reported on the exchange on which the security is principally traded;
•	securities listed on a foreign exchange are valued each trading day at the last closing price on the principal exchange on which they are traded immediately prior to the time for determination of NAV or at fair value;
•	in the absence of recorded sales for equity securities, at the mean of the last bid and asked prices as furnished by an independent pricing service;
•	for U.S. government securities, listed corporate bonds, private placement securities, other fixed income and asset-backed securities, and unlisted securities, at the mean of the last bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of 60 days or less at the time of purchase generally are valued at amortized cost, which approximates fair value;
•	fixed income securities that are not exchange traded are valued by an independent pricing service;
•	in the absence of a market quote for asset and mortgage-backed securities for which final paydowns have been processed, par value will be used to price the security until the final payment is received and the final paydown has been removed from the fund accounting records;
•	for securities of other open-end registered investment companies, at NAV; and
•	for all other securities, at fair value as determined in good faith by the Board.
Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors.
A Fund values futures contracts and options at their market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the OTC market are valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value.
Any securities or other assets for which market valuations are not readily available or are deemed to be inaccurate are valued at fair value as determined in good faith and in accordance with procedures approved by the Board. The Board has established and appointed a Pricing Committee, which is responsible for determinations of fair value. See “Directors and Officers – Board of Directors.” In determining fair value, the Pricing Committee takes into account all information available and any factors it deems appropriate. Consequently, the price of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that would be realized upon the sale of that security and the differences may be material to the NAV of the respective Fund or the financial statements presented.
Certain securities held by the Funds may be listed on foreign exchanges that trade on days when a Fund does not calculate its NAV. As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares. In addition, a foreign exchange may not value its listed securities at the same times that the Fund calculates its NAV, giving rise to the possibility that significant events, including broad market moves, may occur in the interim, which may affect a security’s value.
The Pricing Committee may determine that a security needs to be fair valued if, among other things, it believes the value of the security might have been materially affected by events occurring after the close of the market in which the security was principally traded, but before the time for determination of the NAV (a subsequent event). A subsequent event might include a company-specific development (for example, announcement of a merger that is made after the close of the foreign market), a development that might affect an entire market or region (for example, weather related events) or a potentially global development (such as a terrorist attack that may be expected to have an effect on investor expectations worldwide). The Fund has retained an independent fair value pricing service to assist in fair valuing foreign securities. The service utilizes statistical data based on historical performance of securities, markets, and other data in developing factors used to estimate a fair value.
Trading in Foreign Securities
Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange (NYSE). In computing its NAV, the Funds value foreign securities at the latest closing price on the principal exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates also may be determined at the latest rate prior to the closing of the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. The passage of time between when the foreign exchanges or markets close and when the Funds compute their NAVs could cause the value of foreign securities to no longer be representative or accurate, and as a result, may necessitate that such securities be fair valued. Accordingly, for foreign securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE. As a result, a Fund’s value for a security may be different from the last sale price (or the latest bid price).
What do Shares Cost?
Except under certain circumstances described in the Prospectus, shares of each class of each Fund (except the Money Market Funds) are sold at their NAVs (plus any applicable sales charge) on days the NYSE is open for business. Shares of each class of the Money Market Funds are sold at their NAVs on any day the Federal Reserve Bank of New York is open for business and, alternatively, on any day the U.S. government securities markets are open and the Money Market Funds’ portfolio managers determine sufficient liquidity exists in those markets.
The procedure for purchasing shares is explained in a Fund’s Prospectus under “How to Buy Shares.”
How are Fund Shares Sold?
Foreside Financial Services, LLC (Distributor), located at Three Canal Plaza, Portland, Maine 04101, serves as principal distributor of the Funds’ shares effective January 1, 2020. Prior to that date, BMO Investment Distributors, LLC (BID), an affiliate of the Adviser and BMO Harris Bank N.A. (BMO Harris Bank), served as the distributor. Under a Distribution Agreement with the Funds, the Distributor offers the Funds’ shares on a continuous, best-efforts basis.
Sales Charge Reallowance (Class A Only)
Sales of Class A shares are subject to a front-end sales charge, which may be reallowed, as a sales commission, to broker/dealers, investment professionals, or financial institutions (Authorized Dealers) of record as a percentage of the purchase price. Typically, the Authorized Dealers of record will receive the following amount from the sales charge on such sales:
Equity Funds and International and Global Funds
Breakpoint	Typical Dealer Concession as a % of Public Offering Price
Under $50,000	5.00%
$50,000 – $99,999	4.00%
$100,000 – $249,999	3.25%
$250,000 – $499,999	2.50%
$500,000 – $999,999	1.75%
$1,000,000 – $4,999,999	1.00%
$5,000,000 – $9,999,999	0.75%
$10,000,000 – $49,999,999	0.50%
$50,000,000 and above	0.25%

Strategic Income Fund
Breakpoint	Typical Dealer Concession as a % of Public Offering Price
Under $100,000	3.50%
$100,000 – $249,999	3.00%
$250,000 – $499,999	2.25%
$500,000 – $999,999	1.75%
$1,000,000 – $4,999,999	1.00%
$5,000,000 – $9,999,999	0.75%
$10,000,000 – $49,999,999	0.50%
$50,000,000 and above	0.25%

Intermediate Tax-Free, Corporate Income, and Core Plus Funds
Breakpoint	Typical Dealer Concession as a % of Public Offering Price
Under $100,000	3.50%
$100,000 – $249,999	3.00%
$250,000 – $499,999	2.25%
$500,000 – $999,999	1.75%
$1,000,000 – $4,999,999	0.55%
$5,000,000 – $9,999,999	0.50%
$10,000,000 – $49,999,999	0.40%
$50,000,000 and above	0.25%

Ultra Short Tax-Free Fund, Short Tax-Free Fund, and Short-Term Income Fund
Breakpoint	Typical Dealer Concession as a % of Public Offering Price
Under $50,000	2.00%
$50,000 – $99,999	1.50%
$100,000 – $249,999	1.00%
$250,000 and above	0.00%
Some or all of the sales charges may be paid as concessions to Authorized Dealers, as that term is defined under “How to Buy Shares - How Do I Purchase Shares?” in the Funds’ Prospectus. Authorized Dealers may choose to waive sales charges. The Distributor receives a fee for its services from the Adviser.
For the fiscal years ended August 2018, 2019, and 2020 neither BID nor the Distributor received any commissions from the Funds.
12b-1 Plan (Class A and Class R3 Shares Only)
The Corporation has adopted two compensation-type distribution plans (one plan for the Target Risk Funds and one plan for all other relevant Funds) pursuant to Rule 12b-1 under the 1940 Act (each a Plan and together the Plans) for the Class A and Class R3 Shares only. The Plans allow the Funds to pay a maximum of 0.25% of the Class A and 0.50% of the Class R3 assets to the Distributor for the sale and distribution of each Fund’s Class A and Class R3 shares and for services provided to shareholders of that class.
The fees paid pursuant to the Plans are used to finance activities of the Distributor principally intended to result in the sale of shares including: (1) providing incentive to broker/dealers to sell shares and to provide administrative support services to the Funds and their shareholders; (2) compensating other participating financial institutions and other financial intermediaries for providing administrative and other support services to the Funds and their shareholders; (3) paying for the costs incurred in conjunction with advertising and marketing of shares to include expenses of preparing, printing and distributing prospectuses and sales literature to prospective shareholders, brokers, dealers, financial institutions or financial intermediaries; and (4) other costs incurred in the implementation and operation of the Plans.

The Plans provide that (i) the Distributor has the right to select, in its sole discretion, brokers (including BMO Harris Financial Advisors (member FINRA/SIPC), an affiliate of the Adviser), dealers, participating financial institutions (including BMO Harris Bank, an affiliate of the Adviser) and other persons to participate in the Plans, and (ii) payments to the Distributor under the Plans will be made pursuant to the Distribution Agreement entered into by and between the Corporation and the Distributor and that payments made by the Distributor to brokers, dealers, participating financial institutions, and other persons with funds received as compensation under the Plans will be made pursuant to a Sales and Services Agreement entered into by and between the Distributor and such entity. The Plans also provide that the Distributor may terminate without cause and in its sole discretion any Sales and Services Agreement.
Other benefits of the Plans include, but are not limited to, the following: (1) an efficient and effective administrative system; (2) a more efficient use of assets of holders of Class A and Class R3 shares by having them rapidly invested in the applicable Fund with a minimum of delay and administrative detail; and (3) an efficient and reliable records system for holders of Class A and Class R3 shares and prompt responses to shareholder requests and inquiries concerning their accounts.
For the fiscal year ended August 31, 2020, the Class A and Class R3 shares of the Funds paid the following distribution (12b-1) fees under the Plans, and BID or the Distributor waived the following amounts.
	Distribution (12b-1) Fees Paid/Distribution (12b-1) Fees Waived	Distribution (12b-1) Fees Paid/Distribution (12b-1) Fees Waived
Fund	Class A	Class R3
Low Volatility Equity	$97,755/$0	N/A
Dividend Income	$33,216/$0	N/A
Large-Cap Value	$42,755/$0	N/A
Large-Cap Growth	$ 1,634/$0	N/A
Mid-Cap Value	$81,712/$0	N/A
Mid-Cap Growth	$33,443/$0	N/A
Small-Cap Value	$ 6,353/$0	N/A
Small-Cap Growth	$69,681/$0	N/A
Global Low Volatility Equity	$ 834/$0	N/A
Disciplined International Equity	$ 349/$0	N/A
Pyrford International Stock	$ 8,855/$0	N/A
LGM Emerging Markets Equity	$10,563/$0	N/A
Ultra Short Tax-Free	$35,062/$0	N/A
Short Tax-Free	$ 9,905/$0	N/A
Short-Term Income	$56,464/$0	N/A
Intermediate Tax-Free	$12,313/$0	N/A
Strategic Income	$30,781/$0	N/A
Corporate Income	$17,531/$0	N/A
Core Plus Bond	$ 9,915/$0	N/A
Conservative Allocation	N/A	$ 2,951/$0
Moderate Allocation	N/A	$35,976/$0
Balanced Allocation	N/A	$69,447/$0
Growth Allocation	N/A	$42,883/$0
Aggressive Allocation	N/A	$83,959/$0

Shareholder Services (Class Y Shares Only)
The Adviser is the shareholder servicing agent for the Funds. As such, it provides shareholder services to the Funds that include, but are not limited to, distributing the Prospectuses and other information, providing shareholder assistance, and communicating or facilitating purchases and redemption of shares.
The Class Y shares may pay the Adviser a shareholder servicing fee equal to 0.25% of the assets of the Class Y shares for providing shareholder services and maintaining shareholder accounts. The Adviser may select others to perform these services for their customers and may pay them fees. The Adviser may voluntarily waive fees it receives for providing shareholder services and maintaining shareholder accounts. The Adviser may terminate such voluntary waivers at any time.
For the fiscal year ended August 31, 2020, the Class Y shares of the Funds paid the following shareholder servicing fees to the Adviser, which, unless otherwise indicated, contractually waived the following amounts.
	Shareholder Services Fees Paid	Shareholder Services Fees Waived
Fund	Class Y	Class Y
Large-Cap Growth	$ 146,013	$0
Intermediate Tax-Free	$1,210,251	$0
Strategic Income	$ 130,388	$0
Corporate Income	$ 243,111	$0
Core Plus Bond	$ 205,015	$0
Government Money Market	$1,661,608	$0
Tax-Free Money Market	$ 159,697	$0
Prime Money Market	$ 609,648	$0
Conservative Allocation	$ 26,263	$0
Moderate Allocation	$ 8,462	$0
Balanced Allocation	$ 132,483	$0
Growth Allocation	$ 9,565	$0
Aggressive Allocation	$ 50,141	$0

How to Buy Shares
Rights of Accumulation (Class A Shares Only)
As described in the Prospectus (for all Funds other than Target Risk Funds), larger purchases of Class A shares reduce or eliminate the sales charge paid. For example, the Funds will combine all Class A share purchases made on the same day by the investor, the investor’s spouse, and the investor’s children under age 21 when they calculate the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or single fiduciary account.
If additional Class A shares are purchased, the Funds will consider the previous purchase still invested in the Funds. For example, if a shareholder already owns the Class A shares of an Equity Fund having a current value of $40,000 and he or she purchases $10,000 of additional shares, the sales charge on the additional purchases according to the schedule now in effect would be 4.00%, not 5.00% (see “How to Buy Shares—Class A Shares - Sales Charge—Equity Funds and Global and International Funds” in the Prospectus).
The Funds also will consider purchases of shares of certain other mutual funds held at BMO Harris Financial Advisors. For example, if a shareholder purchases shares of a certain mutual fund having a current value of $40,000 and then purchases the Class A shares of a Fund having a current value of $10,000, the shareholder would receive a reduced sales charge on the $10,000 Class A shares purchase based on the other mutual fund’s reduced sales charge schedule applicable to a $50,000 investment in such fund’s shares.
To receive the sales charge reduction, BMO Harris Financial Advisors must be notified by the shareholder in writing or by his or her investment professional or financial institution at the time the purchase is made that the Class A shares are already owned or that purchases are being combined. The Funds will reduce or eliminate the sales charge after they confirm the purchases.
Concurrent Purchases (Class A Shares Only)
Shareholders have the privilege of combining concurrent purchases of the Class A shares of two or more BMO Funds in calculating the applicable sales charge.

To receive a sales charge reduction or elimination, the Distributor must be notified by the shareholder in writing or by his or her investment professional or financial institution at the time the concurrent purchases are made. The Funds will reduce or eliminate the sales charge after they confirm the purchases. Shareholders should retain records of their purchases for this purpose and may be required to provide supporting documentation to the Distributor.
Letter of Intent (Class A Shares Only)
A shareholder may sign a letter of intent committing to purchase a certain amount of a Fund’s Class A shares within a 13-month period in order to combine such purchases in calculating the applicable sales charge. The Funds’ custodian will hold shares in escrow equal to the maximum applicable sales charge. If the shareholder completes the commitment, the escrowed shares will be released to his or her account. If the commitment is not completed within 13 months, the custodian will redeem an appropriate number of escrowed shares to pay for the applicable sales charge.
While this letter of intent will not obligate the shareholder to purchase Class A shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any Class A shares of any Fund will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. The letter may be dated as of a prior date to include any purchase may within the past 90 days. Prior trade prices will not be adjusted.
Reinvestment Privilege
The reinvestment privilege is available for all shares of the Funds within the same share class. The Class A shareholders who redeem from a Fund may reinvest the redemption proceeds back into the Fund’s Class A shares at the next determined NAV without any sales charge. The original shares must have been subject to a sales charge and the reinvestment must be within 90 days.
In addition, if shares were reinvested through an investment professional or financial institution, the investment professional or financial institution would not be entitled to an advanced payment from BMO Harris Financial Advisors on the reinvested shares, if otherwise applicable. BMO Harris Financial Advisors must be notified by the shareholder in writing or by his/her investment professional or financial institution of the reinvestment in order to eliminate a sales charge. If a shareholder redeems shares in a Fund, there may be federal income tax consequences.
Exchanging Securities for Shares
A shareholder may contact the Funds to request a purchase of shares in an exchange for securities owned by the shareholder. The Funds reserve the right to determine whether to accept the securities and the minimum market value to accept. The Funds will value the securities in the same manner as it values its assets. This exchange is treated as a taxable sale of a shareholder’s securities for federal income tax purposes.
Conversion Privilege
Shareholders of a Fund may elect on a voluntary basis to convert their shares in one class of a Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. You may be required to provide sufficient information to establish eligibility to convert to the new share class. A share conversion within the same Fund should not result in a capital gain or loss for federal income tax purposes. Please consult your own tax advisor regarding federal, state, foreign, and local tax considerations. The Fund may change, suspend, or terminate this conversion feature at any time.
Redemption In-Kind
Although the Funds intend to pay share redemptions in cash, the Funds reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of a Fund’s portfolio securities.
Because the Corporation has elected to be governed by Rule 18f-1 under the 1940 Act, each Fund is obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the Fund’s net assets represented by such share class during any 90-day period. Any share redemption payment greater than this amount will be in cash unless the Adviser determines that payment should be in-kind. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Adviser deems fair and equitable and, to the extent available, such securities will be readily marketable.

A redemption in-kind is not as liquid as a cash redemption. If a redemption is made in-kind, the redeeming shareholder would incur transaction costs in selling the portfolio securities received, and the proceeds of such sales, when made, may be more or less than the value on the redemption date. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash. The subsequent sale of securities received in-kind may result in taxable capital gains or realized losses for federal income tax purposes.
In addition, the Funds have adopted procedures, consistent with SEC guidelines, to permit a redemption in-kind to an affiliate.
Purchases and Redemptions Through Authorized Dealers
You may purchase or redeem shares of the Funds through Authorized Dealers. Certain of these Authorized Dealers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order for Fund shares when such Authorized Dealer or, if applicable, such Authorized Dealer’s authorized designee, receives the order.
Money Market Fund Redemptions
The Money Market Funds (other than the Government Money Market Fund) have adopted, policies and procedures permitting the Board to impose a liquidity fee on redemptions from certain Funds (up to 2%) or temporarily restrict redemptions from certain Funds up to 10 business days during a 90 day period (a redemption gate), in the event that the Fund’s weekly liquid assets fall below the following thresholds:
•	30% weekly liquid assets – If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, and the Board determines it is in the best interests of the Fund, the Board may impose a liquidity fee of no more than 2% of the amount redeemed and/or a redemption gate that temporarily suspends the right of redemption.
•	10% weekly liquid assets – If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund will impose, at the beginning of the next business day, a liquidity fee of 1% of the amount redeemed, unless the Board determines that imposing such a fee would not be in the best interests of the Fund or determines that a lower or higher fee (not to exceed 2%) would be in the best interests of the Fund.
If the Fund imposes a redemption gate, the Fund will not accept redemption or exchange orders until the Fund has notified shareholders that the redemption gate has been lifted. Any redemption or exchange orders submitted while a redemption gate is in effect will be cancelled without further notice. If you still wish to redeem or exchange shares once the redemption gate has been lifted, you will need to submit a new redemption or exchange request to the Fund.
The Board generally expects that a liquidity fee or redemption gate would be imposed, if at all, during periods of extraordinary market stress. Moreover, the Board generally expects that a liquidity fee or redemption gate would be imposed, if at all, after the Fund has notified shareholders that a liquidity fee or redemption gate will be imposed (generally, as of the beginning of the next business day following the announcement that the Fund has imposed the liquidity fee or redemption gate). Announcements regarding the imposition of a liquidity fee or redemption gate, or the termination of a liquidity fee or redemption gate, will be filed with the SEC on Form N-CR and will be available on the Fund’s website (bmofunds.com). In addition, the Fund will make such announcements through a supplement to the Funds’ Prospectus and may make such announcements through a press release or by other means.
Liquidity fees and redemption gates will terminate at the beginning of the next business day once the Fund has invested 30% or more of its total assets in weekly liquid assets or when the Board, including a majority of Independent Directors, determines that imposing such liquidity fee or redemption gate is no longer in the best interest of the Fund. The Fund may only suspend redemptions for up to 10 business days in any 90-day period.
A liquidity fee imposed by a Fund will reduce the amount you will receive upon the redemption of your shares, and will generally decrease the amount of any capital gain or increase the amount of any capital loss you will recognize with respect to such redemption. Some degree of uncertainty exists with respect to the tax treatment of liquidity fees received by money market funds and such tax treatment may be the subject of future guidance issued by the Internal Revenue Service (IRS). If a Fund receives liquidity fees, it will consider the appropriate tax treatment of such fees at such time.
The Board has chosen not to subject the Government Money Market Fund to a liquidity fee or redemption gate, and may do so in the future only with advance notice to shareholders.

In the event that a Money Market Fund, at the end of a business day, (a) (i) has invested less than 10% of its total assets in weekly liquid assets, or, (ii) in the case of the government or retail money market fund (such as the Government Money Market, Prime Money Market and Tax-Exempt Money Market Funds) the Fund’s price per share as computed for the purpose of distribution, redemption and repurchase, rounded to the nearest one percent, has deviated from the stable price established by the Board or the Board, including a majority of the directors who are not interested persons of the Fund, determines that such a deviation is likely to occur, and (b) the Board, including a majority of directors who are not interested persons of the Fund, irrevocably has approved the liquidation of the Fund, the Board has the authority to suspend redemptions of the Fund.
A retail money market fund, such as the Prime Money Market and Tax-Exempt Money Market Funds, may involuntarily redeem an institutional shareholder from the fund upon 60 days’ notice.
Account and Share Information
Voting and Distribution Rights
Shareholders of each Fund are entitled: (i) to one vote per full share of common stock; (ii) to distributions declared by the Board; and (iii) upon liquidation of a Fund, to participate ratably in the assets of the Fund available for distribution. Each share of a Fund gives the shareholder one vote in the election of directors and other matters submitted to shareholders for vote and is entitled to participate equally in net income and capital gains distributions by the Fund. All shares of each Fund or class in the Corporation have equal voting rights, except that only shares of a particular Fund or class are entitled to vote on matters affecting that Fund or class. Consequently, the holders of more than 50% of the Corporation’s shares of common stock voting for the election of directors can elect the entire Board, and, in such event, the holders of the Corporation’s remaining shares voting for the election of directors will not be able to elect any person or persons to the Board.
The WBCL permits registered investment companies, such as the Corporation, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation holds meetings of shareholders as required by the 1940 Act, the Corporation’s Articles of Incorporation or By-laws. Directors may be removed by the shareholders at a special meeting. A special meeting of the shareholders may be called by the Board upon written request of shareholders owning at least 10% of the Corporation’s outstanding voting shares.
The shares are redeemable and transferable. All shares issued and sold by the Corporation will be fully paid and nonassessable.
Control Persons and Principal Shareholders
Any person who beneficially owns more than 25% of the outstanding shares of a Fund may be considered a “controlling person” of such Fund. Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of a Fund. Any person who beneficially owns more than 5% of the outstanding shares of a class of a Fund may be considered a “principal shareholder” of such class. As of November 30, 2020 the following shareholders owned of record or are known by the Corporation to own beneficially more than 5% of a class of a Fund’s outstanding shares:
Fund Name	Class	Name and Address	Number of Shares	Percent of Class
BMO Low Volatility Equity	I	National Financial Services LLC FBO Exclusive Benefit of our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	3,170,878.932	22.47%
BMO Low Volatility Equity Fund	I	MAC Co Acct for customer Attn Mutual Fund Operations 500 Grant St. RM 151-1010 Pittsburgh PA 15219-2502	2,598,220.743	18.41%
BMO Low Volatility Equity	I	LPL Financial Omnibus Customer Accounts Attn Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	2,004,453.992	14.21%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
BMO Low Volatility Equity	I	Mitra & Co FBO 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	1,721,693.921	12.20%
BMO Low Volatility Equity	I	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	1,030,600.815	7.30%
BMO Low Volatility Equity Fund	I	TD Ameritrade Inc for the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	728,812.018	5.17%
BMO Low Volatility Equity	A	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	1,143,715.342	62.08%
BMO Low Volatility Equity Fund	A	TD Ameritrade Inc for the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	167,469.274	9.09%
BMO Dividend Income	I	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	5,866,358.143	34.59%
BMO Dividend Income	I	SEI Private Trust Co c/o Bankers Trust SWP 1 Freedom Valley Dr Oaks PA 19456-9989	3,742,395.330	22.06%
BMO Dividend Income	I	National Financial Services LLC Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	3,238,084.588	19.09%
BMO Dividend Income Fund	I	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 211 Main Street San Francisco CA 94105-1905	901,539.663	5.32%
BMO Dividend Income	A	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept. 211 Main St San Francisco CA 94105-1905	257,861.951	42.46%
BMO Dividend Income	A	TD Ameritrade Inc for the Exclusive Benefit of Our Clients PO Box 2226 Omaha NE 68103-2226	64,697.420	10.65%
BMO Dividend Income	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	57,623.018	9.49%
BMO Large-Cap Value Fund	I	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	11,741,905.593	76.78%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
BMO Large-Cap Value Fund	I	Mitra & Co FBO 98 c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	1,982,070.905	12.96%
BMO Large-Cap Value Fund	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	130,974.348	12.81%
BMO Large-Cap Value Fund	A	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	91,085.280	8.91%
BMO Large-Cap Value Fund	R6	BMO Funds IncBMO Aggressive Allocation Fund 790 N Water St Fl 11 Milwaukee WI 53202-3509	856,570.807	35.97%
BMO Large-Cap Value Fund	R6	BMO Funds Inc BMO Balanced Allocation Fund 790 N WATER St Fl 11 Milwaukee WI 53202-3509	813,504.454	34.16%
BMO Large-Cap Value	R6	BMO Funds Inc BMO Growth Allocation Fund 790 N WATER St Fl 11 Milwaukee WI 53202-3509	482,230.379	20.25%
BMO Large-Cap Value	R6	BMO Funds Inc BMO Moderate Allocation Fund 790 N WATER St Fl 11 Milwaukee WI 53202-3509	174,780.667	7.34%
BMO Large-Cap Growth	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	212,614.558	7.54%
BMO Large-Cap Growth	Y	National Financial Services LLC Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	172,120.173	6.11%
BMO Large-Cap Growth	Y	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	145,789.793	5.17%
BMO Large-Cap Growth	I	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	1,741,461.555	33.08%
BMO Large-Cap Growth	I	Mitra & Co FBO 98 c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	829,939.246	15.76%
BMO Large-Cap Growth Fund	I	National Financial Services LLC FBO Exclusive Benefit of our Customer Attn Mutual Funds Dept 4th fl 499 Washington Blvd Jersey City NJ 07310-1995	471,631.931	8.96%
BMO Large-Cap Growth Fund	I	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	392,489.721	7.45%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
BMO Large-Cap Growth Fund	I	Reliance Trust Co FBO Massmutual Registered Product PO Box 28004 Atlanta GA 30358-0004	276,254.583	5.25%
BMO Large-Cap Growth	A	TD Ameritrade Inc for the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	10,923.703	29.25%
BMO Large-Cap Growth	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	10,308.474	27.60%
BMO Large-Cap Growth Fund	A	LPL Financial Customer Acct 4707 Executive Dr San Diego CA 92121-3091	2,302.522	6.16%
BMO Large-Cap Growth Fund	A	LPL Financial Customer Acct 4707 Executive Dr San Diego CA 92121-3091	2,127.748	5.70%
BMO Large-Cap Growth	R6	National Financial Services LLC FBO Exclusive Bene of our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	7,427,799.300	62.78%
BMO Large-Cap Growth Fund	R6	Lincoln Retirement Services Company FBO Customer Acct PO Box 7876 Fort Wayne IN 46801-7876	2,174,233.087	18.38%
BMO Mid-Cap Value Fund	I	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	170,257.895	28.80%
BMO Mid-Cap Value Fund	I	Vallee & CO FBO 98 c/o Reliance Trust Company WI Mailcode: BD1N - Attn: MF 4900 W Brown Deer Rd Milwaukee WI 53223-2422	117,789.879	19.93%
BMO Mid-Cap Value Fund	I	National Financial Services LLC FBO Exclusive Benefit of our Customer Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	104,776.706	17.72%
BMO Mid-Cap Value	I	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	62,621.045	10.59%
BMO Mid-Cap Value	I	Mitra & Co FBO 98 c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	56,106.229	9.49%
BMO Mid-Cap Value	A	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	295,892.359	10.07%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
BMO Mid-Cap Value	A	TD Ameritrade Inc for the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	280,369.579	9.54%
BMO Mid-Cap Value	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	276,300.668	9.40%
BMO Mid-Cap Value	A	Hartford Life Insurance Co Attn: UIT Operations PO Box 2999 Hartford CT 06104-2999	165,934.102	5.65%
BMO Mid-Cap Value Fund Fund	R6	Associated Trust Co FBO Customer 401k PO Box 22037 Green Bay WI 54305-2037	359,129.672	61.70%
BMO Mid-Cap Value	R6	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	121,962.831	20.95%
BMO Mid-Cap Value Fund Fund	R6	Voya Retirement Insurance And Annuity Company 1 Orange WAY Windsor CT 06095-4773	89,538.928	15.38%
BMO Mid-Cap Growth	I	JP Morgan Securities LLC Omnibus Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Fl Mutual Fund Department Brooklyn NY 11245-0003	601,684.276	68.36%
BMO Mid-Cap Growth	I	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road MAILCODE: BD1N - ATTN: MF Milwaukee WI 53223-2422	131,970.689	14.99%
BMO Mid-Cap Growth	I	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	44,098.205	5.01%
BMO Mid-Cap Growth	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	136,257.034	14.64%
BMO Mid-Cap Growth	R6	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	1,585.699	100.00%
BMO Small-Cap Value	I	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	2,711,061.188	68.42%
BMO Small-Cap Value	I	Mitra & Co FBO 98 c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	721,953.803	18.22%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
BMO Small-Cap Value	A	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	51,117.460	35.94%
BMO Small-Cap Value	A	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	20,732.370	14.58%
BMO Small-Cap Value	A	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	13,225.299	9.30%
BMO Small-Cap Value	R6	BMO Funds Inc BMO Aggressive Allocation Fund 790 N Water St Fl 11Milwaukee WI 53202-3509	203,155.841	30.54%
BMO Small-Cap Value	R6	BMO Funds Inc BMO Balanced Allocation Fund 790 N Water St Fl 11Milwaukee WI 53202-3509	191,501.063	28.79%
BMO Small-Cap Value	R6	BMO Funds Inc BMO Growth Allocation Fund 790 N Water St Fl 11 Milwaukee WI 53202-3509	117,762.470	17.70%
BMO Small-Cap Value	R6	Voya Retirement Insurance and Annuity Company 1 Orange Way Windsor CT 06095-4773	87,330.180	13.13%
BMO Small-Cap Value	R6	BMO Funds Inc BMO Moderate Allocation Fund 790 N Water St Fl 11 Milwaukee WI 53202-6672	39,543.792	5.94%
BMO Small-Cap Growth	I	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	1,925,083.337	52.65%
BMO Small-Cap Growth	I	Capinco c/o US Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee WI 53212-3958	356,207.434	9.74%
BMO Small-Cap Growth	I	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	326,674.976	8.93%
BMO Small-Cap Growth	I	BMO Funds Inc BMO Aggressive Allocation Fund 111 E Kilbourn Ave Ste 200 Milwaukee WI 53202-6672	213,652.499	5.84%
BMO Small-Cap Growth	I	BMO Funds Inc BMO Balanced Allocation Fund 111 E Kilbourn Ave Ste 200 Milwaukee WI 53202-6672	194,259.018	5.31%
BMO Small-Cap Growth	A	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	128,594.688	8.41%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
BMO Small-Cap Growth	A	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	114,410.421	7.48%
BMO Small-Cap Growth	A	AUL American Group Retirement annuity One American Square PO Box 368Indianapolis IN 46206-0368	77,464.178	5.07%
BMO Global Low Volatility Equity	I	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	237,563.500	56.70%
BMO Global Low Volatility Equity	I	Vallee & Co FBO 98 c/o Reliance Trust Company WI Mailcode: BD1N - Attn: MF 4900 W Brown Deer Rd Milwaukee WI 53223-2422	7,059.111	23.16%
BMO Global Low Volatility Equity	A	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-1995	1,179.562	17.84%
BMO Global Low Volatility Equity	A	LPL Financial Customer Acct 4707 Executive Dr San Diego CA 92121-3091	978.102	14.79%
BMO Global Low Volatility Equity	A	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-1995	900.394	13.62%
BMO Global Low Volatility Equity	A	National Financial Services LLC 499 WASHINGTON BLVD Jersey City NJ 07310-1995	854.607	12.93%
BMO Global Low Volatility Equity	A	TD Ameritrade Inc for the Exclusive Benefit of Our Clients PO Box 2226 Omaha NE 68103-2226	627.906	9.50%
BMO Global Low Volatility Equity	A	LPL Financial Acct Customer 4707 Executive Dr San Diego CA 92121-3091	549.600	8.31%
BMO Disciplined International Equity	I	Northern Trust as Custodian FBO Essentia Health A/C Customer PO Box 92956 Chicago IL 60675-2956	1,039,494.694	27.00%
BMO Disciplined International Equity	I	Mitra & Co FBO 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	653,608.368	16.98%
BMO Disciplined International Equity	I	BMO Funds Inc BMO Aggressive Allocation Fund 790 N Water St Fl 11Milwaukee WI 53202-3509	522,547.379	13.58%
BMO Disciplined International Equity	I	BMO Funds Inc BMO Balanced Allocation Fund 790 N Water St Fl 11Milwaukee WI 53202-3509	486,386.966	12.64%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
BMO Disciplined International Equity	I	Mitra & Co FBO 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	449,946.859	11.69%
BMO Disciplined International Equity	I	BMO Funds Inc BMO Growth Allocation Fund 790 N Water St Fl 11Milwaukee WI 53202-3509	292,682.881	7.60%
BMO Disciplined International Equity	I	Maril & Co FBO 98 c/o Reliance Trust Company WI 4900 W Brown Deer RD Milwaukee WI 53223-2422	252,938.310	6.57%
BMO Disciplined International Equity	A	Maril & Co FBO 98 c/o Reliance Trust Company WI 4900 W Brown Deer RD Milwaukee WI 53223-2422	10,000.000	69.60%
BMO Disciplined International Equity	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	3,860.638	26.87%
BMO Pyrford International Stock	I	Capinco c/o US Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee WI 53212-3958	7,080,568.269	21.43%
BMO Pyrford International Stock	I	National Financial Services LLC FBO Exclusive Bene of our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	6,947,513.314	21.03%
BMO Pyrford International Stock	I	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	4,250,408.535	12.87%
BMO Pyrford International Stock	I	Mitra & Co FBO 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	3,346,281.903	10.13%
BMO Pyrford International Stock	I	Comerica Bank FBO Customer PO Box 75000 MSC 3446 Detroit MI 48275-0001	2,533,820.534	7.67%
BMO Pyrford International Stock	A	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	25,035.994	19.67%
BMO Pyrford International Stock	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	16,823.383	13.22%
BMO Pyrford International Stock	A	TD Ameritrade Inc for the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	12,730.448	10.00%
BMO Pyrford International Stock	A	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-1995	11,015.357	8.66%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
BMO Pyrford International Stock	A	JP Morgan Securities LLC Omnibus Exclusive Benefit of Customers 4 Chase Metrotech Center 3rd Fl Mutual Fund Department Brooklyn NY 11245-0003	10,015.183	7.87%
BMO Pyrford International Stock	A	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-1995	9,786.163	7.69%
BMO Pyrford International Stock	R6	Northern Trust Company FBO Packaging Corp of America Master Retirement Trust 50 LaSalle St Chicago IL 60675-0001	2,989,951.082	16.69%
BMO Pyrford International Stock	R6	Wells Fargo Bank FBO Various Retirement Plans 1525 West Wt Harris Blvd Charlotte NC 28288-1076	2,986,848.732	16.67%
BMO Pyrford International Stock	R6	Flexpath IndexPlus Moderate 2035 Fund I Series 1100 North Market Street Wilmington DE 19890-1100	1,766,485.200	9.86%
BMO Pyrford International Stock	R6	Flexpath IndexPlus Moderate 2045 Fund I Series 1100 North Market Street Wilmington DE 19890-1100	1,672,396.959	9.33%
BMO Pyrford International Stock	R6	Flexpath IndexPlus Moderate 2025 Fund I Series 1100 North Market Street Wilmington DE 19890-1100	1,027,366.352	5.73%
BMO Pyrford International Stock	R6	Flexpath IndexPlus Moderate 2055 Fund I Series 1100 North Market Street Wilmington DE 19890-1100	1,021,636.918	5.70%
BMO LGM Emerging Markets Equity	I	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	7,634,274.449	39.92%
BMO LGM Emerging Markets Equity	I	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	2,218,857.724	11.60%
BMO LGM Emerging Markets Equity	I	Capinco c/o US Bank NA 1555 N Rivercenter Dr Ste 302 Milwaukee WI 53212-3958	1,926,795.426	10.08%
BMO LGM Emerging Markets Equity	I	National Financial Services LLC FBO Exclusive Bene of our Customers Attn: Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	1,204,369.269	6.30%
BMO LGM Emerging Markets Equity	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	132,994.308	52.32%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
BMO LGM Emerging Markets Equity	A	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	35,563.791	13.99%
BMO LGM Emerging Markets Equity	A	Vanguard Brokerage Services Acct Customer PO Box 1170 Valley Forge PA 19482-1170	18,454.584	7.26%
BMO Ultra Short Tax-Free	I	SEI Private Trust Company c/o BMO Harris SWP One Freedom Valley Dr Oaks PA 19456-9989	10,577,979.278	18.47%
BMO Ultra Short Tax-Free	I	Charles Schwab & Co Inc Reinvest Account Attn Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	9,346,459.142	16.32%
BMO Ultra Short Tax-Free	I	Newly Weds Foods Inc 4140 W Fullerton Ave Chicago IL 60639-2198	5,927,589.971	10.35%
BMO Ultra Short Tax-Free	I	Kenwood Cash LLC 225 W Washington St Ste 1650 Chicago IL 60606-3486	5,032,596.931	8.79%
BMO Ultra Short Tax-Free	I	Mitra & Co FBO 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	3,811,657.079	6.66%
BMO Ultra Short Tax-Free	I	Pershing LLC 1 Pershing Plz. Jersey City NJ 07399-0002	3,314,964.496	5.79%
BMO Ultra Short Tax-Free	A	Mitra & Co FBO 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	260,325.977	20.64%
BMO Ultra Short Tax-Free	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	240,958.927	19.10%
BMO Ultra Short Tax-Free	A	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	119,593.063	9.48%
BMO Ultra Short Tax-Free	A	TD Ameritrade Inc for the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	106,755.779	8.46%
BMO Ultra Short Tax-Free	A	Customer JT WROS Middleton WI 53562-5228	86,785.640	6.88%
BMO Ultra Short Tax-Free	A	Customer JT WROS Sheboygan WI 53081-3124	76,959.256	6.10%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
BMO Short Tax-Free	I	SEI Private Trust Co c/o BMO Harris SWP One Freedom Valley Dr Oaks PA 19456-9989	6,081,247.230	56.43%
BMO Short Tax-Free	I	Charles Schwab & Co Inc Reinvest Account Attn Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	1,171,818.189	10.87%
BMO Short Tax-Free	I	Vallee & Co FBO 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	796,041.706	7.39%
BMO Short Tax-Free	I	Mitra & Co FBO 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	590,308.526	5.48%
BMO Short Tax-Free	I	TD Ameritrade Inc for the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	564,617.599	5.24%
BMO Short Tax-Free	A	TD Ameritrade Inc for the Exclusive Benefit of our Clients PO Box 2226 Omaha NE 68103-2226	62,791.212	19.61%
BMO Short Tax-Free	A	Customer Revocable Trust Mequon WI 53092-5453	38,235.684	11.94%
BMO Short Tax-Free	A	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	37,620.018	11.75%
BMO Short Tax-Free	A	National Financial Services LLC 499 Washington Blvd Jersey City NJ 07310-1995	27,406.965	8.56%
BMO Short Tax-Free	A	Charles Schwab & Co Inc Reinvest Account Attn Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	24,130.801	7.54%
BMO Short-Term Income	I	Mitra & Co FBO 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	5,250,843.641	22.80%
BMO Short-Term Income	I	SEI Private Trust Co c/o BMO Harris SWP One Freedom Valley Dr Oaks PA 19456-9989	3,728,718.302	16.19%
BMO Short-Term Income	I	Vallee & Co FBO 98 c/o Reliance Trust Company WI Mailcode: BD1N - Attn: MF 4900 W Brown Deer Rd Milwaukee WI 53223-2422	3,193,560.143	13.86%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
BMO Short-Term Income	I	Chicago Professional Sports LP 1901 W Madison St Chicago IL 60612-2459	1,877,831.088	8.15%
BMO Short-term Income	I	Kokosing Construction Company Inc 6235 Westerville Rd Westerville OH 43081-4041	1,709,575.501	7.42%
BMO Short-Term Income	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	179,489.171	8.43%
BMO Short-term Income	A	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main ST San Francisco CA 94105-1905	108,065.141	5.07%
BMO Intermediate Tax-Free	Y	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	18,676,167.355	48.92%
BMO Intermediate Tax-Free	Y	National Financial Services LLC Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	10,831,963.954	28.37%
BMO Intermediate Tax-Free	Y	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main St San Francisco CA 94105-1905	3,766,102.489	9.86%
BMO Intermediate Tax-Free	I	Charles Schwab & Co Inc Reinvest Account Attn: Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	47,790,732.771	38.03%
BMO Intermediate Tax-Free	I	National Financial Services LLC FBO Exclusive Bene of our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	19,464,941.311	15.49%
BMO Intermediate Tax-Free	I	SEI Private Trust Co c/o Regions Bank 1 Freedom Valley Dr Oaks PA 19456-9989	14,607,213.744	11.62%
BMO Intermediate Tax-Free	I	SEI Private Trust Co c/o BMO Harris SWP 1 Freedom Valley Dr Oaks PA 19456-9989	13,979,287.862	11.12%
BMO Intermediate Tax-Free	I	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	7,497,062.038	5.97%
BMO Intermediate Tax-Free	A	TD Ameritrade Inc for the Exclusive Benefit of Our Clients PO Box 2226 Omaha NE 68103-2226	401,621.652	87.77%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
BMO Intermediate Tax-Free	A	LPL Financial Omnibus Customer Account Attn Mutual Fund Trading 4707 Executive Drive San Diego CA 92121-3091	23,202.201	5.07%
BMO Intermediate Tax-Free	A	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	23,056.966	5.04%
BMO Strategic Income	Y	National Financial Services LLC Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	4,163,891.392	74.88%
BMO Strategic Income	I	Mitra & Co FBO 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	266,907.989	30.58%
BMO Strategic Income	I	LPL Financial Omnibus Customer Account ATTN Mutual Fund Trading 4707 Executive Dr San Diego CA 92121-3091	148,882.728	17.06%
BMO Strategic Income	I	DPR Foundation 222 N 44th St Phoenix AZ 85034-1810	105,596.621	12.10%
BMO Strategic Income	I	Vallee & Co FBO 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	70,066.109	8.03%
BMO Strategic Income	I	Maril & Co FBO 98 c/o Reliance Trust Company WI 4900 W Brown Deer RD Milwaukee WI 53223-2422	64,976.399	7.44%
BMO Strategic Income	I	National Financial Services LLC FBO Exclusive Bene of our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	48,192.097	5.52%
BMO Strategic Income	A	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	163,790.457	11.82%
BMO Corporate Income	Y	Charles Schwab & Co Inc Reinvest Account Attn Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	4,607,912.342	65.19%
BMO Corporate Income	Y	National Financial Services LLC FBO Exclusive Bene of our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	2,081,305.988	29.45%
BMO Corporate Income	I	SEI Private Trust Company c/o BMO Harris SWP One Freedom Valley Dr Oaks PA 19456-9989	5,637,396.499	26.93%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
BMO Corporate Income	I	National Financial Services LLC FBO Exclusive Bene of our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	4,103,453.630	19.60%
BMO Corporate Income	I	SEI Private Trust Co c/o Regions Attn Mutual Funds Admin 1 Freedom Valley Dr Oaks PA 19456-9989	3,005,846.790	14.36%
BMO Corporate Income	I	SEI Private Trust Company c/o BMO Harris SWP One Freedom Valley Dr Oaks PA 19456-9989	2,151,957.510	10.28%
BMO Corporate Income	I	Charles Schwab & Co Inc Reinvest Account Attn Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	1,380,012.426	6.59%
BMO Corporate Income	I	MAC & Co A/C Customer Attn: Mutual Fund Ops 500 Grant St. Pittsburgh PA 15219-2502	1,057,669.125	5.05%
BMO Corporate Income	A	TD Ameritrade Inc FBO Our Customers PO Box 2226 Omaha NE 68103-2226	245,181.464	93.76%
BMO Core Plus Bond	Y	Charles Schwab & Co Inc Reinvest Account Attn Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	5,964,941.518	75.88%
BMO Core Plus Bond	Y	National Financial Services LLC FBO Exclusive Bene of our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	1,000,011.858	12.72%
BMO Core Plus Bond	I	Pershing LLC PO Box 2052 Jersey City NJ 07303-2052	39,013,879.552	43.54%
BMO Core Plus Bond	I	Mitra & Co FBO 98 c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	9,622,992.928	10.74%
BMO Core Plus Bond	I	National Financial Services LLC FBO Exclusive Bene of our Customers Attn Mutual Funds Dept 4th Fl 499 Washington Blvd Jersey City NJ 07310-1995	8,478,419.289	9.46%
BMO Core Plus Bond	I	Charles Schwab & Co Inc Reinvest Account Attn Mutual Fund Dept 211 Main St San Francisco CA 94105-1905	5,840,258.797	6.52%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
BMO Core Plus Bond	I	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	4,663,773.634	5.20%
BMO Core Plus Bond	A	TD Ameritrade Inc for the Exclusive Benefit of Our Clients PO Box 2226 Omaha NE 68103-2226	335,775.834	86.11%
BMO Core Plus Bond	A	Mitra & Co FBO 98 c/o Reliance Trust Company (WI) 480 Pilgrim Way Ste 1000 Green Bay WI 54304-5280	30,355.285	7.78%
BMO Government Money Market	Premier	Maril & Co FBO BMO Harris Bank Attn ACM Department ACM Department 4900 W Brown Deer Rd Brown Deer, WI 53223-2422	2,225,089,860.370	69.26%
BMO Government Money Market	Premier	SEI Private Trust Company c/o BMO Harris SWP Attn: Mutual Fund Admin 1 Freedom Valley Dr Oaks PA 19456-9989	449,754,859.790	14.00%
BMO Government Money Market	Premier	GS Global Cash Services Omnibus Account FBO Goldman Sachs & Co LLC Customers 71 S Wacker Dr Ste 500 Chicago, IL 60606-4673	190,743,537.890	5.94%
BMO Government Money Market	Y	Maril & Co FBO BMO Harris Bank Attn ACM Department ACM Department 4900 W Brown Deer Rd Brown Deer, WI 53223-2422	674,193,824.120	91.68%
BMO Government Money Market	Y	GS Global Cash Services Omnibus Account FBO Goldman Sachs & Co LLC Customers 71 S Wacker Dr Ste 500 Chicago IL 60606-4673	55,117,808.670	7.50%
BMO Tax-Free Money Market	Premier	SEI Private Trust Company c/o BMO Harris SWP Attn: Mutual Fund Admin 1 Freedom Valley Dr Oaks PA 19456-9989	285,686,557.31	96.53%
BMO Tax-Free Money Market	Y	Pershing LLC As Agent for its Brokerage Customer Attn Cash Management Services 1 Pershing Plz Jersey City NJ 07399-0002	26,141,102.350	50.28%
BMO Tax-Free Money Market	Y	Pershing LLC 1 Pershing Plaza Jersey City NJ 07399-0002	18,780,552.110	36.12%
BMO Tax-Free Money Market	Y	BMO Harris Bank NA 111 W Monroe 9 E Chicago IL 60603-4096	4,428,300.000	8.52%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
BMO Prime Money Market	Premier	SEI Private Trust Co c/o BMO Harris SWP Attn Mutual Fund Admin 1 Freedom Valley Dr Oaks PA 19456-9989	303,736,070.010	98.35%
BMO Prime Money Market	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	246,894,951.750	89.00%
BMO Prime Money Market	Y	Maril & Co FBO BMO Harris Bank Attn ACM Department ACM Department 4900 W Brown Deer Rd Brown Deer, WI 53223-2422	14,640,008.500	5.28%
BMO Conservative Allocation	Y	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	1,226,600.880	89.69%
BMO Conservative Allocation	I	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	45,576.138	84.19%
BMO Conservative Allocation	I	TD Ameritrade Inc for the Exclusive Benefit of Our Clients PO Box 2226 Omaha NE 68103-2226	6,435.006	11.89%
BMO Conservative Allocation	R3	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	70,165.041	100.00%
BMO Conservative Allocation	R6	MAC & Co A/C 199788 Attn: Mutual Fund Ops 500 Grant St. Pittsburgh PA 15219-2502	2,887,647.684	69.68%
BMO Conservative Allocation	R6	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	960,993.450	23.19%
BMO Moderate Allocation	Y	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	339,196.063	90.64%
BMO Moderate Allocation	I	Hossley Lighting Associates Inc 1202 Dragon St Ste 100 Dallas TX 75207-4021	372,372.256	52.61%
BMO Moderate Allocation	I	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	282,949.163	39.98%
BMO Moderate Allocation	I	Associated Trust Co PO Box 22037 Green Bay WI 54305-2037	47,999.923	6.78%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
BMO Moderate Allocation	R3	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	847,941.900	99.97%
BMO Moderate Allocation	R6	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	3,496,609.562	57.76%
BMO Moderate Allocation	R6	MAC & Co Customer A/C Attn: Mutual Fund Ops 500 Grant St. Pittsburgh PA 15219-2502	2,043,669.385	33.76%
BMO Moderate Allocation	R6	MAC & Co Customer Account Attn: Mutual Fund Operations 500 Grant St. RM 151-1010 Pittsburgh PA 15219-2502	309,899.529	5.12%
BMO Balanced Allocation	Y	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	5,027,532.931	91.94%
BMO Balanced Allocation	I	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	2,141,323.914	50.31%
BMO Balanced Allocation	I	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	1,656,034.148	38.91%
BMO Balanced Allocation	R3	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	863,896.957	50.85%
BMO Balanced Allocation	R3	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	834,946.883	49.15%
BMO Balanced Allocation	R6	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	8,772,911.665	55.56%
BMO Balanced Allocation	R6	MAC & Co A/C 199787 Attn: Mutual Fund Ops 500 Grant St. Pittsburgh PA 15219-2502	5,370,530.776	34.01%
BMO Growth Allocation	Y	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	194,678.936	79.76%
BMO Growth Allocation	Y	Pershing LLC 1 Pershing Plz Jersey City NJ 07399-0002	12,773.420	5.23%

Fund Name	Class	Name and Address	Number of Shares	Percent of Class
BMO Growth Allocation	I	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	506,789.472	95.04%
BMO Growth Allocation	R3	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	943,893.407	100.00%
BMO Growth Allocation	R6	MAC & Co A/C for customer Attn: Mutual Fund Ops 500 Grant St. Pittsburgh PA 15219-2502	5,241,611.676	57.93%
BMO Growth Allocation	R6	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	2,047,241.935	22.63%
BMO Growth Allocation	R6	Matrix Trust Co Cust FBO PHX-ONEAMERICA (WI office) PO Box 52129 Phoenix AZ 85072-2129	840,385.722	9.29%
BMO Growth Allocation	R6	MAC Co Customer Account Attn Mutual Fund Operations 500 Grant St. Rm 151-1010 Pittsburgh PA 15219-2502	625,404.060	6.91%
BMO Aggressive Allocation	Y	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	1,935,911.264	97.54%
BMO Aggressive Allocation	I	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	898,257.851	86.64%
BMO Aggressive Allocation	R3	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	2,089,670.589	100.00%
BMO Aggressive Allocation	R6	MAC & Co A/C for customer Attn: Mutual Fund Ops 500 Grant St. Pittsburgh PA 15219-2502	5,602,151.020	46.92%
BMO Aggressive Allocation	R6	Mitra & Co FBO 98 Daily Plans c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee WI 53223-2422	4,720,806.628	39.54%
BMO Aggressive Allocation	R6	Matrix Trust Co Cust FBO PHX-ONEAMERICA (WI office) PO Box 52129 Phoenix AZ 85072-2129	773,501.307	6.48%
The entities in the above chart are holders of record only (not beneficial owners), unless otherwise noted.
As of November 30, 2020, the current officers and directors of the Corporation, as a group, owned less than 1% of any class of each Fund’s outstanding shares.

What are the Federal Income Tax Consequences?
This section is not intended to be a full discussion of federal income tax laws and does not discuss state, local, or foreign tax laws. Changes in income tax laws, potentially with retroactive effect, could impact a Fund’s investments or the tax consequences to you of investing in a Fund. Some of these changes could affect the timing, amount, and tax treatment of Fund distributions made to shareholders. Please consult your own tax adviser regarding federal, state, local, or foreign tax considerations.
Fund Taxation
Each Fund intends to elect to be treated and qualify each year as a RIC under Subchapter M of the Code. In order to so qualify, each Fund must, among other things, (i) derive at least 90% of its gross income from qualifying income, which includes dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships, (ii) distribute at least 90% of its investment company taxable income each year and 90% of its net tax-exempt income, and (iii) at the end of each fiscal quarter (a) maintain at least 50% of the value of its total assets in cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) have no more than 25% of the value of its total assets invested in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades and businesses, or the securities of one or more qualified publicly traded partnerships.
Some Fund investments may produce income that will not constitute qualifying income for the purposes of this annual gross income requirement. Although foreign currency gains currently constitute qualifying income, the U.S. Treasury Department has the authority to issue regulations excluding from the definition of qualifying income a RIC’s foreign currency gains not “directly related” to its “principal business” of investing in stock or securities (or options and futures with respect thereto). The U.S. Treasury Department has issued final regulations that treat “[g]ains from the sale or other disposition of foreign currencies” as qualifying income. No assurance can be made that any Fund will satisfy all requirements to be taxed as a RIC.
To the extent that a Fund qualifies for treatment as a RIC, it will not be subject to federal income tax on income distributed, or deemed distributed, to shareholders. In the event a Fund fails to qualify as a RIC and does not obtain relief from such failure, it will be treated as a regular corporation for federal income tax purposes. Accordingly, the Fund would be subject to federal income taxes on its taxable net income and gains and any distributions that the Fund makes would not qualify for any dividends paid deduction. This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.
Each Fund will be treated as a separate entity for federal income tax purposes, so that income earned and capital gains and losses realized by each Fund will be separate from those realized by the other Funds.
Each Fund generally will be subject to a 4% nondeductible federal excise tax to the extent the Fund does not meet certain minimum distribution requirements by the end of the calendar year. To avoid the imposition of the 4% excise tax, a Fund must distribute at least 98% of its taxable ordinary income for the calendar year and at least 98.2% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Each Fund intends to make distributions during the calendar year in an amount sufficient to prevent imposition of this 4% excise tax.
If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities, or any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income, including such accrued income, to avoid federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.
A Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income

(instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues.
The federal income tax consequences to a Fund that holds debt securities on which the issuer defaults is not certain in all cases.
A Fund’s transactions, if any, in forward contracts, options, futures contracts, and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by a Fund (i.e., may affect whether gain or loss is treated as ordinary or capital), accelerate recognition of income to a Fund, defer a Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount, and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for maintaining the Fund’s status as a RIC and avoiding federal income and excise taxes. The Funds will monitor their transactions, make the appropriate tax elections, and make the appropriate entries in their books and records when they acquire any option, futures contract, forward contract, or hedged investment to mitigate the effect of these rules, prevent disqualification of a Fund as a RIC, and minimize the imposition of federal income and excise taxes.
Options held by a Fund at the end of each fiscal year on a broad-based stock index are treated under the Code as “Section 1256 contracts” and will be required to be marked-to-market for federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss (60/40 gain or loss). Certain other options, futures contracts, and options on futures contracts utilized by the Funds are also Section 1256 contracts. Any Section 1256 contracts held by the Funds at the end of each taxable year (and generally on October 31 of each year for purposes of the 4% excise tax) are also marked-to-market with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss.
A Fund’s entry into a short sale transaction, an option, or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.
The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with a Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations, and guidance issued by the IRS (which could apply retroactively). These authorities could (i) affect the timing, character, and amount of a Fund’s income and gains and distributions to shareholders, (ii) affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid imposition of federal income and excise taxes at the Fund level, and/or (iii) limit the extent to which a Fund may invest in certain derivatives and other investments in the future.
The Target Risk Funds are each a successor to the portfolio of a collective trust fund managed by the Adviser with objectives, policies, and restrictions that were, in all material respects, equivalent to those of the succeeding fund. Each such Fund has taken the position that it has succeeded to the tax basis of the assets of its predecessor collective trust fund. Shareholders should be aware that as a Fund sells portfolio securities that were acquired from a predecessor collective trust fund, any gain inherent in such securities at the time the Fund acquired such securities, along with any appreciation that occurred while the Fund held such securities, may be recognized by the Fund and any such recognized gain will be distributed to Fund shareholders and will be taxable to them for federal income tax purposes. Accordingly, a shareholder of a Fund may be taxed on appreciation that occurred before the shareholder purchased Fund shares, including appreciation that occurred prior to the Fund’s acquisition of portfolio securities from a predecessor collective trust fund.
Generally, the character of the income or capital gains that a Fund receives from another RIC will pass through to such Fund’s shareholders as long as the Fund and the other RIC each qualify as a RIC. However, to the extent that another RIC realizes net losses on its investments for a given taxable year, a Fund investing in such RIC will not be able to recognize its share of those losses until it disposes of shares of such RIC. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or ordinary deduction. In particular, a Fund will not be able to offset any capital losses from its dispositions of shares of other RICs against its ordinary income. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of investment company taxable income and net capital gain that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the RICs in which it invests, rather than investing in shares of the RICs. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the RICs in which it invests.
Certain Funds may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes. Net income derived from an interest in a qualified publicly traded partnership is treated as qualifying income for purposes of satisfying the source of income requirements to be treated as a RIC. However, no more than 25% of the value of a RIC’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships. If an MLP in which a Fund invests is taxed as a partnership for federal income tax purposes, the Fund will include in its taxable income its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP. Thus, the Fund may be required to sell other securities or may have to use leverage to satisfy the distribution requirements to qualify as a RIC and to avoid federal income and excise taxes. In addition, if an MLP in which a Fund invests does not qualify as a qualified publicly traded partnership (and is otherwise not taxed as a corporation), income derived by the Fund from the MLP will be treated as qualifying income only to the extent such income is attributable to items of income of the MLP that would be qualifying income if realized directly by the Fund. The receipt of non-qualifying income from such investments could jeopardize a Fund’s status as a RIC. Distributions to a Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP. If a Fund’s basis is reduced to zero, distributions in excess of basis will generally constitute capital gain for federal income tax purposes.
Gains or losses attributable to fluctuations in exchange rates that occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss. These gains and losses may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders.
Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax basis income includes, in addition to book income, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for federal income tax purposes, which may be of particular concern to simple trusts.
If a Fund receives an “excess distribution” with respect to the stock of a passive foreign investment company (PFIC), the Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets produce or are held to produce passive income or 75% or more of its gross income is passive income.
Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC stock. A Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable PFIC years. Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.
Rather than being taxed on the PFIC income as discussed above, a Fund may be eligible to elect alternative tax treatment. Under an election that is currently available in certain circumstances, a Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year. In addition, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations). If this election were made, federal income tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges. A Fund’s intention to qualify annually as a RIC may limit its options with respect to PFIC shares.
Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

Taxation of U.S. Shareholders
With respect to Funds other than the Tax-Exempt Funds (see discussion below), shareholders will be subject to federal income tax on distributions made by the Funds whether received in cash or additional shares of the Funds, unless the shareholder is investing through a tax-deferred arrangement, such as an IRA or a 401(k) plan (a shareholder may be taxed later upon withdrawal of monies from such tax-deferred arrangements or certain other tax-advantaged arrangements). Distributions of investment company taxable income (which includes any net short-term capital gain in excess of any net long-term capital loss) generally will be taxable to shareholders as ordinary income. However, for non-corporate shareholders, the portion of investment company taxable income that a Fund reports as attributable to “qualified dividend” income (generally dividends received from U.S. domestic corporations and qualified foreign corporations) generally will be taxed at the lower federal income tax rates applicable to net long-term capital gain, provided certain holding period and other requirements described below are satisfied. To the extent that distributions of investment company taxable income consist of net short-term capital gain, such gain will be taxable as ordinary income and cannot be used to offset a shareholder’s losses from other investments. Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses), if any, will be taxable at long-term capital gain rates (for non-corporate shareholders, currently taxed at a maximum federal income tax rate of 20%), without regard to how long a shareholder has held shares of a Fund. A portion of a Fund’s distributions of investment company taxable income may qualify in part for the 50% dividends received deduction available to corporate shareholders to the extent that the Fund receives dividend income directly or indirectly from U.S. corporations and reports the amount distributed as eligible for the deduction, provided that certain holding period and other requirements under the Code are satisfied. Generally, however, dividends received on stocks of foreign issuers that are held by a Fund are not eligible for the dividends received deduction when distributed to a Fund’s shareholders. Because no portion of the income of any Fund, other than the Global Low Volatility Equity, Pyrford International Stock, LGM Emerging Markets Equity, and Equity Funds, is expected to consist of dividends from domestic corporations or qualified foreign corporations, distributions paid by the Funds, other than the Global Low Volatility Equity, Pyrford International Stock, LGM Emerging Markets Equity, and Equity Funds, are not expected to be eligible for “qualified dividend” treatment when paid to non-corporate shareholders or qualify for the dividends received deduction available to corporate shareholders.
Dividend income received by a Fund and distributed to a Fund shareholder may not be treated as “qualified dividend” income by the shareholder unless the Fund satisfies certain holding period and other requirements with respect to the stock in its portfolio generating such dividend income and the shareholder meets certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, fewer than 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest. For purposes of determining the holding period for stock on which a dividend is received, such holding period is reduced for any period the recipient has an option to sell, is under a contractual obligation to sell, or has made (and not closed) a short sale of substantially identical stock or securities and in certain other circumstances. In order for a dividend paid by a foreign corporation to constitute qualified dividend income, the foreign corporation must (1) be eligible for the benefits of a comprehensive income tax treaty with the United States (or the stock on which the dividend is paid must be readily tradable on an established securities market in the United States) and (2) not be treated as a PFIC.
In addition to the regular federal income tax, certain individuals, trusts, and estates may be subject to a Net Investment Income (NII) tax of 3.8%. The NII tax is imposed on the lesser of (i) a taxpayer’s investment income (which excludes tax-exempt interest distributions), net of deductions properly allocable to such income, or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals, and $125,000 for married individuals filing separately). The Funds’ distributions (other than tax-exempt interest distributions paid by the Ultra Short Tax-Free, Short Tax-Free, Intermediate Tax-Free, and Tax-Free Money Market Funds) are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized on the sale, redemption, or exchange of a Fund’s shares is includable in a shareholder’s investment income for purposes of this NII tax.
In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The IRS has issued final Treasury Regulations that permit a dividend or part of a dividend paid by a RIC and reported as a “Section 199A Dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction if certain holding period and other requirements have been satisfied by the recipient with respect to its Fund shares. The final Treasury Regulations do not extend conduit treatment to qualified publicly traded partnership income, as defined under Section 199A of the Code, earned by a RIC. Therefore, non-corporate shareholders may not include any qualified publicly traded partnership income earned through a Fund in their qualified business income deduction. The IRS and Treasury Department are continuing to evaluate whether it is appropriate to provide such conduit treatment.
To the extent a Fund is unable to use its capital losses in a given taxable year, it may be entitled to carry forward the capital loss, which may reduce the taxable capital gain that the Fund would realize and on which the shareholder would be subject to federal income tax in the future. Any capital loss carried forward by a Fund will generally retain its character as short-term or long-term and may be carried forward indefinitely.
Distributions are generally taxable when received. However, distributions declared by a Fund during October, November, or December to shareholders of record and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received. Each Fund will notify its shareholders each year of the amount and type of distributions paid.
Gain or loss realized upon a sale, redemption, or other disposition (such as an exchange) of shares of a Fund by a shareholder will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as short-term capital gain or loss. Any loss on the sale, redemption, or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any net capital gain distributions paid or deemed to be paid to the shareholder with respect to such shares. Any loss realized upon a sale, exchange, or redemption of shares of the Ultra Short Tax-Free, Short Tax-Free, Intermediate Tax-Free, or Tax-Free Money Market Funds that were held for six months or less will be disallowed to the extent of any tax-exempt interest distributions received with respect to such shares. Any loss a shareholder realizes on a sale, redemption, or exchange of shares will be disallowed if the shareholder acquires other shares of the same Fund (whether through the automatic reinvestment of distributions or otherwise) within 30 days before or after the sale, redemption, or exchange of the shares. In such case, the shareholder’s tax basis in the shares acquired will be adjusted to reflect the disallowed loss. Capital losses may be subject to limitations on their use by a shareholder.
If shares that were purchased subject to a sales charge are exchanged for shares of a different Fund before the 91st day after the date on which such shares were acquired, the lesser of (i) the sales charge incurred on the exchanged shares or (ii) the sales charge waived on the reinvested shares is added to the basis of the reinvested shares and is not included in the basis of the exchanged shares.
Purchasing shares shortly before a distribution may not be advantageous. If the distribution is taxable, it will essentially result in a taxable return of a portion of the purchase price.
Tax-Exempt Funds
The Ultra Short Tax-Free, Short Tax-Free, Intermediate Tax-Free, and Tax-Free Money Market Funds (the Tax-Exempt Funds) each intend to qualify to pay tax-exempt interest distributions by satisfying the Code’s requirement that at the close of each quarter of its taxable year at least 50 percent of the value of its total assets consists of other RICs or obligations of a state or political subdivision thereof on which the interest is exempt from federal income tax under Section 103(a) of the Code. So long as this and certain other requirements are met, distributions consisting of each such Fund’s net tax-exempt interest income will be tax-exempt interest distributions, which are exempt from regular federal income tax in the hands of the shareholders of the Fund. As discussed below, certain tax-exempt interest distributions may be subject to federal AMT for noncorporate shareholders. Distributions of investment company taxable income made by these Funds consisting of income from taxable securities or net short-term capital gains, if any, realized by the Funds will be taxable to shareholders as ordinary income whether received in cash or additional shares of the Funds. Distributions of net capital gain made by the Funds, if any, will be taxable to shareholders as long-term capital gain. Gains of the Tax-Exempt Funds that are attributable to market discount on certain municipal obligations are treated as ordinary income to the extent of the accrued market discount on those bonds.
Interest on indebtedness incurred by a shareholder to purchase or carry shares in the Tax-Exempt Funds is generally not deductible for federal income tax purposes to the extent that the Fund makes tax-exempt interest distributions during the taxable year. If a shareholder receives tax-exempt interest distributions with respect to any share of these Funds and if such share is held by the shareholder for six months or less, then any loss on the sale or exchange of such share will be disallowed to the extent of the amount of tax-exempt interest distributions, provided, this rule does not apply to a Fund if it declares tax-exempt interest distributions daily in an amount equal to at least 90% of its net tax-exempt interest and distributes these amounts at least monthly. In addition, shareholders will have to include any tax-exempt interest distributions in determining the taxable portion of their social security and railroad retirement benefit payments. Furthermore, entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by “private activity bonds” or certain industrial development bonds should consult their tax advisers before purchasing shares in the Tax-Exempt Funds. For these purposes, the term “substantial user” is defined generally to include a “non-exempt person” who regularly uses in a trade or business a part of a facility financed from the proceeds of such bonds. Moreover, some or all of the tax-exempt interest distributions received from the Tax-Exempt Funds may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual AMT. The receipt of these tax-exempt interest dividends also may affect a foreign corporate shareholder’s federal “branch profits” tax liability and an S corporation shareholder’s federal tax on “passive investment income.”
Distributions may be subject to state and local taxation despite their status as tax-exempt interest distributions for federal income tax purposes. As a result, shareholders of a Tax-Exempt Fund should consult their tax advisers to determine whether any portion of the distributions received from the Fund is considered tax-exempt in their particular states.
Issuers of securities purchased by the Tax-Exempt Funds (or the beneficiary of such bonds) may have made certain representations or covenants in connection with the issuance of such securities to satisfy certain requirements of the Code that must be satisfied subsequent to the issuance of such bonds. Shareholders should be aware that tax-exempt interest distributions may become subject to federal income taxation retroactively to the date of issuance of the bonds to which such distributions are attributable if such representations are determined to have been inaccurate or if the issuers (or the beneficiary) of the bonds fail to comply with certain covenants made at that time.
Tax legislation may, from time to time, include provisions that may affect the supply of, and demand for, tax-exempt securities, as well as the tax-exempt nature of interest paid thereon. It is not possible to predict with certainty the effect of tax law changes upon the tax-exempt market, including the availability of obligations appropriate for investment, nor is it possible to predict any additional restrictions.
Foreign Taxation
Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. Also, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. The effective rate of foreign tax cannot be predicted since the amount of each Fund’s assets to be invested within various countries is uncertain.
If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of RICs or stock or securities of foreign corporations, such Fund will be eligible to and may elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to federal income tax will be required to include in gross income (in addition to taxable distributions actually received) his or her pro rata share of foreign taxes paid by the Fund in computing his or her taxable income and to use such amount as a foreign tax credit against his or her U.S. federal income tax liability or deduct such amount in lieu of claiming a credit, subject to certain limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. If a Fund is eligible to make this election, each shareholder will be notified after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year. The Corporation expects that only the International and Global Funds will qualify to pass through to Fund shareholders foreign taxes paid by the Fund.
If a Fund does not satisfy the requirements for passing through to its shareholders their proportionate shares of any foreign taxes paid by the Fund, shareholders will not be required to include such taxes in their gross income and will not be entitled to a tax deduction or credit for such taxes on their own federal income tax returns.
State and Local Taxes
Shareholders may be subject to state and local taxes on distributions received from a Fund (including tax-exempt interest distributions) and on sales, exchanges, or redemptions of Fund shares. Rules of state and local taxation of distributions from RICs often differ from rules for federal income taxation described above. You are urged to consult your tax adviser as to the consequences of these and other state and local tax rules affecting an investment in a Fund.
Backup Withholding and Other Considerations
If a shareholder does not furnish a Fund with a correct social security number or taxpayer identification number, certify that it is correct, and certify that he, she, or it is not subject to backup withholding and/or the Fund receives notification from the IRS requiring backup withholding, the Fund is required by federal law to withhold federal income tax from all distributions (including tax-exempt interest distributions) and redemption proceeds paid to the shareholder at the rate set forth in the Code. Amounts withheld may be applied to the shareholder’s federal income tax liability and the shareholder may obtain a refund from the IRS if withholding results in an overpayment of federal income tax for such year.
Taxation of Non-U.S. Shareholders
The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Funds, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable tax treaty).
Under the Foreign Account Tax Compliance Act (FATCA), a Fund may be required to withhold a generally non-refundable 30% tax on distributions of investment company taxable income and distributions of net capital gain and the gross proceeds of a sale, redemption, or exchange of Fund shares to (i) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other things (or unless such entity is otherwise deemed compliant pursuant to the terms of an intergovernmental agreement between the U.S. and the entity’s country of residence), and (ii) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other things. In December 2018, the IRS and U.S. Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund shares. Although taxpayers including the Funds are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax also could affect a Fund’s return on its investments in foreign stocks or securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.
This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor. Other federal, state, local, or foreign tax considerations applicable to a particular investor may exist. Investors are urged to consult their own tax advisers.
Cost Basis Reporting
Each Fund is required to report to certain shareholders and the IRS the cost basis of shares acquired on or after January 1, 2012 (covered shares) when such shareholders sell, redeem, or exchange such shares. These requirements do not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA, or to shares held by tax-exempt organizations, financial institutions, corporations (other than S corporations), banks, credit unions, and certain other entities and governmental bodies. Shares acquired before January 1, 2012 (non-covered shares) are treated as if held in a separate account from covered shares. The Funds are not required to determine or report your cost basis in non-covered shares and are not responsible for the accuracy or reliability of any information provided for non-covered shares.
The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the sale, redemption, or exchange of a share results in a capital gain or loss. If you sell, redeem, or exchange covered shares during any year, the Fund will report the gain or loss, cost basis, and holding period of such covered shares to you and the IRS on an applicable Form 1099.
A cost basis method is the method by which a Fund determines which specific covered shares are deemed to be sold, redeemed, or exchanged when you sell, redeem, or exchange less than your entire position in the Fund and have made multiple purchases of Fund shares on different dates at differing NAVs. If you do not affirmatively elect a cost basis method, each Fund will use the average cost method, which averages the basis of all Fund shares in your account regardless of holding period, and covered shares sold, exchanged, or redeemed are deemed to be those with the longest holding period first. You may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in your covered shares. The default cost basis method applied by a Fund or the alternate method elected by you may not be changed after the settlement date of a sale of Fund shares.
If you hold Fund shares through a broker or another nominee, please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult with your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.
Directors and Officers
Directors
The Board of Directors is responsible for overseeing the business and affairs of the Corporation. Information regarding the directors of the Corporation, and their age and business experience during the past five years, are shown in the following table. The address of each director is 790 North Water Street, Suite 1100, Milwaukee, Wisconsin 53202. Current directors who are not considered to be “interested persons” of the Corporation are referred to in this SAI as “independent directors.” The Corporation currently offers 27 separate portfolios or funds. The number of portfolios in the Fund Complex overseen by a Director set forth below includes the BMO LGM Frontier Markets Equity Fund, a closed-end management investment company. The information in the following table is as of the date of this SAI.
Interested Directors
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John M. Blaser(2) Age: 64	Director, President, and Secretary	Since May 1999	Managing Director of the Adviser, since June 2012.	28	None
Daniela O’Leary-Gill(2) Age: 55	Director	Since August 2018	Retired; formerly, Chief Operating Officer of BMO Financial Group, from 2018 to 2020; Director of the Adviser from 2018 to 2020; Head, Communications, Government & Investor Relations from 2016 to 2018; Head, AML Program Oversight from 2014 to 2016.	28	None

(1)	Each director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies, or until his or her successor is duly elected. Retirement for a director occurs no later than August 31 following his or her 75th birthday.
(2)	Mr. Blaser is an “interested person” of the Corporation (as defined in the 1940 Act) due to the positions that he holds with the Corporation and the Adviser. Ms. O’Leary-Gill is an “interested person” of the Corporation due to the positions that she held with the Adviser and BMO.
Independent Directors
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Marie-Renée Bakker Age: 63	Independent Director	Since September 2020	Director, National Green Fund (a Dutch “green” investment fund) since 2016; previously, Senior Finance Manager at the World Bank Group (financial institution), 2005–2019.	28	None

Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Ridge A. Braunschweig Age: 67	Independent Director	Since October 2009	President and Chief Executive Officer, CPL Industries, Inc. (a manufacturing holding company prior to May 2009 and a family office since May 2009), since January 2012.	28	None
Teresa V. Jankovic Age: 65	Independent Director	Since September 2020	Founder and Independent Consultant, The Independent Consultant, LLC (a financial services consulting firm), since 2016; Managing Director, Bank of New York Mellon, from 2011 to 2016.	28	None
John A. Lubs Age: 73	Independent Director	Since July 2004	Retired; formerly, Vice Chairman, Mason Companies, Inc. (a footwear distributor), from 2004 to 2010 and Chief Operating Officer, from 2003 to 2010.	28	None
Vincent P. Lyles Age: 59	Independent Director	Since September 2017	Vice President of Community Relations, Advocate Aurora Health Care, since 2019; President and Chief Executive Officer, Boys & Girls Club of Greater Milwaukee, from 2012 to 2018.	28	None
Barbara J. Pope Age: 72	Independent Director	Since March 1999	Retired; formerly, President of Barbara J. Pope, P.C. (a financial consulting firm), from 1992 to 2015; President of Sedgwick Street Fund LLC (a private investment partnership), from 1996 to 2015; Tax Partner, Price Waterhouse.	28	None

(1)	Each director serves an indefinite term until he or she retires or otherwise resigns, is removed, dies, or until his or her successor is duly elected. Retirement for a director occurs no later than August 31 following his or her 75th birthday.
Some of the independent directors, personally or through business relationships, have banking, investment management, custodial, or borrowing relationships with BMO Harris Bank and other affiliates of the Adviser.
Officers
The officers of the Corporation are elected annually by the Board and hold the same position with all of the Funds of the Corporation. Each officer holds office for one year and until the election and qualification of his or her successor. The address of each officer is 790 North Water Street, Suite 1100, Milwaukee, Wisconsin 53202. Officers of the Corporation, together with information as to their principal business occupation during the past five years and certain other information, are shown in the following table as of the date of this SAI.

Principal Officers
Name and Age	Position(s) Held with the Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John M. Blaser Age: 64	Director, President, and Secretary	Elected by the Board annually; since May 1999	Managing Director of the Adviser, since June 2012.
Brett Black Age: 48	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Elected by the Board annually; since November 2017	Vice President and Chief Compliance Officer of BMO Harris Bank, since 2017; Assistant Vice President, Deputy Chief Compliance Officer, since 2014; Senior Compliance Officer of BMO Harris Bank, since 2012.
Timothy M. Bonin Age: 47	Vice President, Chief Financial Officer, and Treasurer	Elected by the Board annually; since February 2006	Vice President of the Adviser, since February 2006.
Board of Directors
The primary responsibility of the Board is to provide oversight of the management of the Funds. The Board is responsible for managing the Funds’ business affairs. During the fiscal year ended August 31, 2020, the Board held four meetings. The Board has established two standing committees, the Audit Committee and the Nominating and Governance Committee, to which it has delegated certain responsibilities. These Committees are comprised solely of independent directors.
The day-to-day operations of the Funds are managed by the Adviser with assistance from other service providers approved by the Board. The Board, directly and through its Committees, oversees the services provided by the Adviser and other Fund service providers. The Board does not have a chairperson or an independent lead director. The President of the Corporation, or such other person designated by the Board, serves as the chair of the Board meetings. Counsel to the Funds and independent directors attends all Board meetings. The Board is structured to encourage equal participation by all members and to provide for and to promote open and candid communication between the Board and Adviser and the other service providers to assist the Board in fulfilling its oversight responsibilities. The Board believes that this structure is appropriate in recognition of the historical relationship between the Funds and the Adviser and its affiliates, the assets and number of the BMO Funds overseen by the Board, and the nature of the BMO Funds’ investments.
As part of its general oversight responsibilities, the Board, directly and through its Committees, is involved in the risk oversight of the Funds. The Funds, the Adviser, and other Fund service providers have adopted policies, procedures and controls to address the Funds’ operational, investment, and compliance risks. The Board and its Committees meet regularly during the year to review, among other information related to the Funds’ operations, the contractual arrangements with the Adviser and other service providers for the Funds, the Funds’ performance, investment strategies, and limitations, and compliance and regulatory matters. The Board, directly and through its Committees, reviews information from the Adviser, other Fund service providers, the Funds’ independent registered public accounting firm, and counsel to the Funds and independent directors to assist it in its oversight responsibilities. The Board reviews the Funds’ performance and meets with the Adviser and Sub-Advisers, as applicable, and the Funds’ portfolio managers. As part of its compliance oversight, the Board receives and reviews the annual report prepared by the Chief Compliance Officer (CCO) as required by Rule 38a-1 under the 1940 Act and quarterly reports regarding the operation of the compliance policies and procedures, including any material compliance issues that arose during the quarter for the Funds. The independent directors also meet quarterly with the CCO in executive session. In addition, any material changes to a Fund’s investment objective, strategies, and restrictions must be approved by the Board.
The Audit Committee serves to provide an open avenue of communication among the Board, the Funds’ independent registered public accounting firm, and the internal accounting staff serving the Funds. The Board has adopted a written charter of the Audit Committee pursuant to which the Audit Committee evaluates the independence of, and approves the retention of, the independent registered public accounting firm to audit the financial statements of the Funds, reviews the results of Fund audits, and preapproves, or establishes preapproval policies and procedures concerning, all audit and non-audit services provided to the Funds. The Audit Committee monitors the accounting policies of the Funds, as well as the work of the independent registered public accounting firm. Ms. Bakker, Mr. Braunschweig (Chair), Ms. Jankovic, Mr. Lubs, Mr. Lyles, and Ms. Pope currently serve as members of the Audit Committee. During the fiscal year ended August 31, 2020, the Audit Committee held two meetings.
The Nominating and Governance Committee oversees the administration of the Corporation’s Governance Guidelines and Procedures. In addition, the Board has adopted a written charter of the Nominating and Governance Committee, pursuant to which the Nominating and Governance Committee evaluates and nominates, or recommends for nomination, candidates for the Board. The Nominating and Governance Committee may consider candidates for the Board submitted by shareholders if a vacancy were to exist. Shareholders who wish to recommend a nominee may do so by submitting the appropriate information about the candidate to the Corporation’s Secretary. Ms. Bakker, Mr. Braunschweig, Ms. Jankovic, Mr. Lubs, Mr. Lyles (Chair), and Ms. Pope currently serve as members of the Nominating and Governance Committee. During the fiscal year ended August 31, 2020, the Nominating and Governance Committee held three meetings.
The Board also oversees a Pricing Committee. The Pricing Committee meets as necessary and is comprised of members of the Adviser. The Pricing Committee is responsible for monitoring the valuation of Fund securities and other investments as well as determining the fair value of securities for which market quotations are not readily available, after consideration of all relevant factors, in accordance with the pricing procedures adopted by the Board. Any determinations by the Pricing Committee are subsequently reported to and reviewed by the full Board.
Director Experience and Qualifications
Following is a brief discussion of the experiences and qualifications that led to the conclusion that, as of the date of this SAI, each current Board member should serve as a director of the Corporation. Generally, each director’s professional, business, and educational background, judgment, ability to work effectively with the other directors and commitment to act in the best interests of the Funds were considered in determining his or her qualifications to serve on the Board. With respect to each director, the Board considered, among other factors, the following experiences and qualifications:
The Board considered that Mr. Blaser has served as a director and President of the Corporation since 1999 and Managing Director of the Adviser since June 2012. He also served as Vice President of the Adviser from 1998 to 2012. The Board also considered his professional and financial industry experience serving as chief financial officer for various fund complexes. The Board considered the audit, executive, financial, investment, and operations experience that Mr. Blaser gained over the course of his career and through his financial industry experience. The Board also considered that because of Mr. Blaser’s position with the Adviser, he is involved in the day-to-day management of the Adviser and the Corporation.
The Board considered that Ms. O’Leary-Gill has served as a director of the Corporation since 2018 and served as Chief Operating Officer of BMO Financial Group from February 1, 2018 until her retirement in 2020. She also served as an executive officer of the bank since 2001. The Board also considered that Ms. O’Leary-Gill held various executive positions within BMO including Head of Small Business, Senior Vice President, and Chief Auditor at BMO Harris Bank. Ms. O’Leary-Gill joined Harris Bank’s Corporate Audit department in 1996 from the Office of the Comptroller of the Currency (OCC). At the OCC, Ms. O’Leary-Gill was a commissioned National Bank Examiner supervising safety and soundness examinations of nationally chartered banks in the Chicago region beginning in 1992. Prior to joining the OCC, she was a Commercial Banker at American National Bank and Retail Banker at Merchants National Bank. The Board also considered the executive, financial, and operations experience that Ms. O’Leary-Gill gained over the course of her career.
The Board considered Ms. Bakker’s professional experience serving in various leadership positions at the World Bank Group, her extensive experience serving as a member of the board of directors of several financial and non-profit institutions, and the executive, financial, and corporate governance experience that she has gained over the course of her career.
The Board considered that Mr. Braunschweig has served as a director of the Corporation since 2009, and that he serves as Chair of the Audit Committee. The Board considered his professional experience serving in various executive positions with CPL Industries, Inc. and his auditing experience. The Board also considered Mr. Braunschweig’s experience serving as an executive and director of a private charitable foundation. The Board considered the audit, executive, financial, and operations experience that Mr. Braunschweig gained over the course of his career.
The Board considered Ms. Jankovic’s professional experience in her role as an independent financial consultant and serving in various leadership positions at Bank of New York Mellon, her experience as a financial services audit partner at an accounting firm, and the executive, financial, operations, and technology experience that she has gained over the course of her career.

The Board considered that Mr. Lubs has served as a director of the Corporation since 2004, and that he serves as Vice Chair of the Nominating and Governance Committee. The Board considered his professional experience serving in various executive positions with Mason Companies, Inc. The Board also considered the executive, financial, and operations experience that Mr. Lubs gained over the course of his career.
The Board considered that Mr. Lyles has served as a director of the Corporation since 2017, and that he serves as Chair of the Nominating and Governance Committee. The Board considered his professional experience, including currently serving as Vice President of Community Relations at Advocate Aurora Health Care. Mr. Lyles previously served as President and CEO of the Boys and Girls Club of Greater Milwaukee, President of M&I Community Development Corporation, and a Director of Robert W. Baird & Co. The Board also considered the executive, financial, legal, and operations experience that Mr. Lyles gained over the course of his career.
The Board considered that Ms. Pope has served as a director of the Corporation since 1999. The Board considered her professional experience serving as President of Barbara J. Pope, P.C. and President of Sedgwick Street Fund LLC, as well as her experience as a tax partner at an accounting firm. The Board also considered the executive, financial, and investment experience that Ms. Pope gained over the course of her career.
References to the experience and qualifications of the directors of the Corporation are pursuant to requirements of the SEC, do not constitute holding out the Board or any director as having any special expertise and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.
Compensation of Directors
With respect to the fiscal year ended August 31, 2020, each independent director was paid an aggregate retainer of $110,000. The Corporation does not pay any fees to Mr. Blaser or other officers. Neither the Corporation nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Corporation or Fund expenses. The following table shows the fees paid to the directors by the Corporation for the fiscal year ended August 31, 2020.
Name	Aggregate Compensation from the Corporation(1)	Total Compensation from the Corporation and Fund Complex Paid to Directors(1)
Ridge A. Braunschweig	$116,250	$120,000
Benjamin M. Cutler(2)	$116,250	$120,000
John A. Lubs	$116,250	$120,000
Vincent P. Lyles	$116,250	$120,000
James Mitchell(3)	$116,250	$120,000
Barbara J. Pope	$116,250	$120,000
Daniela O’Leary-Gill	$ 58,125	$ 60,000

(1)	The BMO Funds Complex currently consists of 28 Funds, including the BMO LGM Frontier Markets Equity Fund. Each series of the Corporation pays an equal portion of the total compensation received by each independent director, adjusted based on each Fund’s inception date, if shorter than one fiscal year.
(2)	Mr. Cutler retired from the Board effective August 31, 2020.
(3)	Mr. Mitchell retired from the Board effective March 20, 2020.
Board Ownership of Shares in the Funds and in the BMO Funds Family as of December 31, 2019.
Name of Director(1)	Fund Name	Dollar Range of Shares Owned in Fund	Aggregate Dollar Range of Shares Owned in BMO Funds
John M. Blaser	Ultra Short-Tax Free	Over $100,000	Over $100,000
Interested Director	Short Tax-Free	Over $100,000
	Intermediate Tax-Free	Over $100,000
	Short-Term Income	Over $100,000
	Tax-Free Money Market	Over $100,000
	Balanced Allocation	Over $100,000
Ridge A. Braunschweig	Core Plus Bond	Over $100,000	Over $100,000
Independent Director	Ultra Short Tax-Free	Over $100,000

Name of Director(1)	Fund Name	Dollar Range of Shares Owned in Fund			Aggregate Dollar Range of Shares Owned in BMO Funds
	Intermediate Tax-Free	Over $100,000
John A. Lubs	Large-Cap Value	$50,001	–	$100,000	Over $100,000
Independent Director	Dividend Income	$10,001	–	$50,000
	Large-Cap Growth	$50,001	–	$100,000
	Mid-Cap Value	$10,001	–	$50,000
	Mid-Cap Growth	$10,001	–	$50,000
	Small-Cap Growth	$10,001	–	$50,000
	Corporate Income	$10,001	–	$50,000
Vincent P. Lyles	Dividend Income	$10,001	–	$50,000	Over $100,000
Independent Director	Large-Cap Value	$10,001	–	$50,000
	Large-Cap Growth	$10,001	–	$50,000
	Mid-Cap Value	$10,001	–	$50,000
	Mid-Cap Growth	$10,001	–	$50,000
	Pyrford International Stock	$10,001	–	$50,000
	LGM Emerging Markets Equity	$10,001	–	$50,000
	Core Plus Bond	$10,001	–	$50,000
Daniela O’Leary-Gill	Moderate Allocation	$1	–	$10,000	$10,001	–	$50,000
Interested Director	Growth Allocation	$1	–	$10,000
Barbara J. Pope	Dividend Income	$50,001	–	$100,000	Over $100,000
Independent Director	Large-Cap Value	Over $100,000
	Large-Cap Growth	Over $100,000
	Mid-Cap Value	$50,001	–	$100,000
	Mid-Cap Growth	Over $100,000
	Small-Cap Growth	$50,001	–	$100,000
	Pyrford International Stock	$50,001	–	$100,000
	Strategic Income	$50,001	–	$100,000
	Core Plus Bond	Over $100,000
	Tax-Free Money Market	$10,001	–	$50,000
	Prime Money Market	$10,001	–	$50,000
Marie-Renée Bakker	N/A
Independent Director
Teresa V. Jankovic	N/A
Independent Director

(1)	Dollar range of shares owned in any Fund that is not identified in this table is “None.”
Information About the Adviser and Sub-Advisers
Adviser to the Funds
The Funds’ investment adviser is BMO Asset Management Corp., a Delaware corporation headquartered in Chicago, Illinois.
The Adviser conducts investment research and makes investment decisions for the Funds, except for the Pyrford International Stock and LGM Emerging Markets Equity, for which the Adviser performs oversight of the Funds’ Sub-Advisers as described below. The Adviser provides investment management services for investment companies, financial institutions, individuals, corporations, and not-for-profit organizations and is registered as an investment adviser with the SEC. The Adviser shall not be liable to the Corporation, the Funds, or any shareholder of a Fund for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation. Because of the internal controls maintained by the Adviser’s affiliates to restrict the flow of non-public information, Fund investments are typically made without any knowledge of the lending relationships that affiliates of the Adviser may have. The control persons of the Adviser are described in the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) as filed with the SEC.
As compensation for the Adviser’s investment advisory services under the investment advisory agreement with the Corporation, each Fund (excluding the Target Risk Funds, as discussed below) pays the Adviser, on a monthly basis, an annual investment advisory fee based on the percentage of the average daily net assets of the Fund (ADNA) and subject to certain breakpoints as listed in the following tables:
	Advisory Fee (as % of each Fund’s ADNA)
Fund	on the first $500 million	on the next $200 million	on the next $100 million	in excess of $800 million
Low Volatility Equity	0.40%	0.39%	0.35%	0.30%
Dividend Income	0.50%	0.49%	0.45%	0.40%
Mid-Cap Value	0.685%	0.67%	0.57%	0.51%
Mid-Cap Growth	0.685%	0.67%	0.57%	0.51%
Small-Cap Value	0.685%	0.68%	0.62%	0.61%
Small-Cap Growth	0.685%	0.68%	0.62%	0.61%
Global Low Volatility Equity	0.50%	0.49%	0.45%	0.40%
Pyrford International Stock	0.735%	0.72%	0.62%	0.56%
LGM Emerging Markets Equity	0.90%	0.89%	0.85%	0.80%

	Advisory Fee (as % of each Fund’s ADNA)
Fund	on the first $100 million	on the next $150 million	on the next $250 million	in excess of $500 million
Ultra Short Tax-Free	0.20%	0.19%	0.17%	0.10%
Short Tax-Free	0.20%	0.19%	0.17%	0.15%
Short-Term Income	0.20%	0.19%	0.17%	0.10%
Intermediate Tax-Free	0.25%	0.16%	0.12%	0.10%
Strategic Income	0.25%	0.20%	0.20%	0.20%
Corporate Income	0.20%	0.19%	0.15%	0.10%
Core Plus Bond	0.25%	0.16%	0.12%	0.10%

	Advisory Fee (as % of each Fund’s ADNA)
Fund	on the first $1 billion	on the next $1 billion	in excess of $2 billion
Large-Cap Value	0.35%	0.325%	0.30%
Large-Cap Growth	0.35%	0.325%	0.30%
Disciplined International Equity	0.60%	0.575%	0.55%

	Advisory Fee (as % of each Fund’s ADNA)
Fund	on the first $2 billion	on the next $2 billion	on the next $2 billion	on the next $2 billion	in excess of $8 billion
Government Money Market	0.20%	0.185%	0.17%	0.155%	0.14%
Tax-Free Money Market	0.20%	0.185%	0.17%	0.155%	0.14%
Prime Money Market	0.15%	0.135%	0.12%	0.105%	0.09%
The Adviser does not receive an investment advisory fee for the services that it performs for the Target Risk Funds. However, the Adviser is entitled to receive an investment advisory fee from each of the affiliated BMO Funds that serve as underlying funds in which the Target Risk Funds invest. In addition, since each Target Risk Fund pursues its investment objective by primarily investing in other mutual funds, you will bear the proportionate share of a Fund’s operating expenses and also indirectly, the operating expenses of the underlying funds in which it invests.
The Adviser has agreed to waive or reduce its investment advisory fee or reimburse expenses to the extent necessary to prevent class total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs, and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of a

Fund’s business for all Funds), from exceeding the percentage of the average daily net assets of each class of the following Funds (the Expense Limit), as set forth below. The Adviser may not terminate this arrangement prior to December 31, 2021 without the consent of the Corporation’s Board of Directors unless terminated due to the termination of the investment advisory agreement.
Fund	Expense Limit (as a % of each Fund’s ADNA)
Low Volatility Equity
Class I	0.65%
Class A	0.90%
Dividend Income
Class I	0.65%
Class A	0.90%
Large-Cap Value
Class I	0.54%
Class A	0.79%
Class R6	0.39%
Large-Cap Growth
Class Y	0.79%
Class I	0.54%
Class A	0.79%
Class R6	0.39%
Mid-Cap Value
Class I	0.99%
Class A	1.24%
Class R6	0.84%
Mid-Cap Growth
Class I	0.99%
Class A	1.24%
Class R6	0.84%
Small-Cap Value Fund
Class I	0.99%
Class A	1.24%
Class R6	0.84%
Small-Cap Growth
Class I	0.99%
Class A	1.24%
Global Low Volatility Equity
Class I	0.85%
Class A	1.10%
Disciplined International Equity
Class I	0.90%
Class A	1.15%
Class R6	0.75%
Pyrford International Stock
Class I	0.94%
Class A	1.19%
Class R6	0.79%
LGM Emerging Markets Equity
Class I	1.15%
Class A	1.40%
Fund	Expense Limit (as a % of each Fund’s ADNA)
Ultra Short Tax-Free
Class I	0.30%
Class A	0.55%
Short Tax-Free
Class I	0.40%
Class A	0.55%
Short-Term Income
Class I	0.35%
Class A	0.60%
Intermediate Tax-Free
Class Y	0.54%
Class I	0.50%
Class A	0.54%
Strategic Income
Class Y	0.80%
Class I	0.55%
Class A	0.80%
Corporate Income
Class Y	0.59%
Class I	0.55%
Class A	0.59%
Core Plus Bond
Class Y	0.59%
Class I	0.55%
Class A	0.59%
Government Money Market
Class Y	0.45%
Premier Class	0.20%
Tax-Free Money Market
Class Y	0.45%
Premier Class	0.20%
Prime Money Market
Class Y	0.45%
Premier Class	0.20%
Conservative Allocation
Class Y	0.33%
Class I	0.08%
Class R3	0.58%
Class R6	-0.07%
Moderate Allocation
Class Y	0.30%
Class I	0.05%
Class R3	0.55%
Class R6	-0.10%

Fund	Expense Limit (as a % of each Fund’s ADNA)
Balanced Allocation
Class Y	0.33%
Class I	0.08%
Class R3	0.58%
Class R6	-0.07%
Growth Allocation
Class Y	0.30%
Class I	0.05%
Class R3	0.55%
Class R6	-0.10%
Fund	Expense Limit (as a % of each Fund’s ADNA)
Aggressive Allocation
Class Y	0.33%
Class I	0.08%
Class R3	0.58%
Class R6	-0.07%
In addition, the Adviser may voluntarily waive any portion of its management fee for a Fund. Any such voluntary waivers by the Adviser may be terminated at any time in the Adviser’s sole discretion.
For the fiscal periods ended August 31, 2020, 2019, and 2018, the Adviser was entitled to receive the management fees shown below. During those same periods, the Adviser and/or its affiliates waived or reimbursed the amounts shown below.
Fund	2020 Fees Paid	2020 Fees Waived or Reimbursed	2019 Fees Paid	2019 Fees Waived or Reimbursed	2018 Fees Paid	2018 Fees Waived or Reimbursed
Low Volatility Equity	$1,065,888	$ 80,926	$ 768,846(1)	$ 192,684	$ 719,277	$ 187,965
Dividend Income	$1,452,423	$ 323,231	$1,039,529	$ 260,714	$ 655,187	$ 189,384
Large-Cap Value	$1,060,655	$ 172,256	$1,159,777	$ 175,131	$ 1,510,324(2)	$ 94,728
Large-Cap Growth	$1,595,765	$ 168,971	$1,512,628	$ 183,125	$ 1,590,581(2)	$ 101,728
Mid-Cap Value	$ 829,844	$ 77,133	$1,154,822	$ 28,301	$ 1,403,156	$ 13,356
Mid-Cap Growth	$ 652,553	$ 93,065	$ 736,873	$ 82,492	$ 832,345	$ 85,334
Small-Cap Value	$ 347,783	$ 124,247	$ 431,698	$ 96,838	$ 475,449	$ 117,810
Small-Cap Growth	$ 641,396	$ 91,484	$ 830,505	$ 76,129	$ 970,668	$ 46,528
Global Low Volatility Equity	$ 150,205	$ 178,516	$ 209,592(1)	$ 167,958	$ 307,096	$ 156,239
Disciplined International Equity	$ 299,917	$ 138,108	$ 453,290	$ 97,532	$ 460,337	$ 97,375
Pyrford International Stock	$4,713,849	$ 40,585	$4,752,945	$ 107,692	$ 5,047,112	$ 135,965
LGM Emerging Markets Equity	$2,434,152	$ 307,589	$2,168,075	$ 248,190	$ 1,746,359	$ 284,034
Ultra Short Tax-Free	$ 958,955	$ 433,082	$ 991,361	$ 415,484	$ 1,058,435	$ 461,283
Short Tax-Free	$ 280,500	$ 132,972	$ 342,299	$ 124,429	$ 369,033	$ 145,559
Short-Term Income	$ 490,948	$ 261,272	$ 483,014	$ 252,467	$ 477,303	$ 269,806
Intermediate Tax-Free	$2,197,271	$ 103,984	$2,087,381	$ 34,042	$ 1,953,177	$ 5,749
Strategic Income	$ 178,870	$ 147,776	$ 199,680	$ 124,989	$ 246,258	$ 113,491
Corporate Income	$ 638,717	$ 70,131	$ 542,758	$ 82,128	$ 487,180	$ 40,996
Core Plus Bond	$1,380,588	$ 0	$1,280,810	$ 0	$ 1,345,520	$ 0
Government Money Market	$6,793,328	$1,607,270	$5,928,663	$1,589,294	$ 6,379,345	$1,665,818
Tax-Free Money Market	$ 749,481	$ 414,999	$ 847,840	$ 427,937	$ 733,875	$ 411,254
Prime Money Market	$ 830,561	$ 298,271	$ 695,095	$ 294,393	$ 639,739	$ 300,074
Conservative Allocation	$ 0	$ 199,611	$ 0	$ 180,794	$ 0	$ 208,216
Moderate Allocation	$ 0	$ 211,268	$ 0	$ 196,769	$ 0	$ 235,607
Balanced Allocation	$ 0	$ 298,815	$ 0	$ 325,736	$ 0	$ 401,493
Growth Allocation	$ 0	$ 222,737	$ 0	$ 214,837	$ 0	$ 256,755
Aggressive Allocation	$ 0	$ 241,560	$ 0	$ 235,914	$ 0	$ 281,981

(1)	Amounts in 2019 for Low Volatility and Global Low Volatility include fees based on the prior advisory fee rates which were changed effective December 27, 2019.
(2)	Amounts in 2018 for Large-Cap Value and Large-Cap Growth include fees based on the prior advisory fee rates which were changed effective February 7, 2018.
Sub-Advisers to Pyrford International Stock and LGM Emerging Markets Equity

It is the Adviser’s responsibility to select sub-advisers for Pyrford International Stock and LGM Emerging Markets Equity and to review each Sub-Adviser’s performance. Pyrford is the sub-adviser to Pyrford International Stock. LGM Investments is the sub-adviser to LGM Emerging Markets Equity. The Adviser provides investment management evaluation services by performing initial due diligence on each Sub-Adviser and, thereafter, by monitoring the Sub-Advisers’ performance through quantitative and qualitative analysis, as well as periodic in-person, telephonic, and written consultations. In evaluating the Sub-Advisers, the Adviser considers, among other factors, their level of expertise; relative performance and consistency of performance over a minimum period of time; level of adherence to investment discipline or philosophy; personnel, facilities, and financial strength; and quality of service and client communications. The Adviser has the responsibility for communicating performance expectations and evaluations to the Sub-Advisers and ultimately recommending to the Corporation’s Board whether their sub-advisory agreements should be renewed, modified, or terminated.
The Corporation and the Adviser have received an order from the SEC that permits the Adviser, subject to certain conditions, but without shareholder approval, to terminate an existing sub-adviser or hire a new, wholly-owned or non-affiliated sub-adviser for a Fund, to materially amend the terms of particular agreements with a sub-adviser, or to continue the employment of an existing sub-adviser after events that would otherwise cause an automatic termination of a sub-advisory agreement. This arrangement, which is commonly referred to as a “manager-of-managers” investment strategy, has been approved by the Board of Directors but is not currently utilized by any Fund. A Fund may rely on the exemptive order, subject to shareholder approval and so long as it (i) is advised by the Adviser; (ii) uses the manager-of managers structure that is described in the exemptive application; and (iii) complies with the terms and conditions of the exemptive application. The sole initial shareholder of the Disciplined International Equity Fund has previously approved this arrangement if the Board of Directors and the Adviser choose to use it. Consequently, under the exemptive order, the Adviser has the right to hire, terminate, and replace sub-advisers when the Board of Directors and the Adviser determine that a change would benefit a Fund.
Pursuant to the conditions imposed by the exemptive order, if a new sub-adviser is retained, shareholders of the affected Fund will receive notification of the change within 90 days, and the Corporation will make available and maintain the notification on its website for 90 days thereafter. The exemptive order also exempts a Fund from certain requirements to disclose the compensation paid by the Adviser to the sub-adviser. The manager-of-managers structure enables each Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit advisory fees paid by a Fund to be increased or change the Adviser’s obligations under the investment advisory agreement, including the Adviser’s responsibility to monitor and oversee sub-advisory services furnished to the Fund, without shareholder approval.
The Adviser provides written reports to the Board regarding the results of its evaluation and monitoring functions. The Adviser also is responsible for conducting all operations of the Funds, except those operations contracted to the Sub-Advisers, the custodian, the transfer agent, and the administrator. Although the Sub-Advisers’ activities are subject to oversight by the Board and officers of the Corporation, neither the Board, the officers, nor the Adviser evaluates the investment merits of the Sub-Advisers’ individual security selections. The Sub-Advisers have complete discretion to purchase, manage, and sell portfolio securities for their respective Funds, subject to the Fund’s investment objective, policies, and limitations. The control persons of each Sub-Adviser are described in each Sub-Adviser’s Form ADV as filed with the SEC.
Pyrford. Pyrford is a registered investment adviser that is a wholly-owned subsidiary of the Bank of Montreal Capital Markets (Holdings) Ltd, a BMO Financial Group company. As part of BMO’s private client group, Pyrford provides wealth management services to clients in North America, the Middle East, UK, and Europe. Pyrford’s address is 95 Wigmore Street, London, United Kingdom, W1U 1FD. For its services to Pyrford International Stock, the Adviser pays Pyrford a fee at the rate of forty percent (40%) of the gross advisory fee received by the Adviser.
LGM Investments. LGM Investments is an investment advisory firm founded in 1995 that specializes in Asia Pacific, global emerging market, and frontier market entities and provides investment management services to pension funds, foundations, government organizations, high net worth individuals, hedge funds, and other funds sponsored by it. LGM Investments is a wholly-owned subsidiary of BMO. LGM Investments’ address is 95 Wigmore Street, London, United Kingdom, W1U 1FD. For its services to LGM Emerging Markets Equity, LGM Investments, a registered investment adviser, receives a fee at the annual rate of forty percent (40%) of the gross advisory fee received by the Adviser. From December 29, 2011 to December 28, 2012, Lloyd George Management (Hong Kong) Limited, another subsidiary of LGM, served as the subadviser to LGM Emerging Markets Equity. The subadvisory agreement was transferred to LGM Investments effective December 28, 2012.
All fees of the Sub-Advisers are paid by the Adviser. BMO is the ultimate parent company of the Adviser, Pyrford, and LGM Investments. Accordingly, the Adviser, Pyrford, and LGM Investments are affiliates.

Portfolio Managers
Other Accounts Managed by Portfolio Managers of the Funds
As described in the Funds’ Prospectuses, the portfolio managers listed below are jointly and primarily responsible for the day-to-day management of the applicable Fund and the other accounts are generally managed jointly with the other portfolio manager(s). Unless noted otherwise, none of the mutual fund clients listed in the table pays a performance-based fee to the Adviser or Sub-Advisers.

Other Accounts Managed by the Portfolio Managers
of the Funds as of August 31, 2020
	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicle Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Fund/Portfolio Manager/Firms	Number	Total Assets ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Accounts with Performance- Based Fees ($)
Low Volatility Equity
Jason C. Hans	1	122.6 million	10	3.128 billion	—	—	61	4.592 billion	—	—
Jay Kaufman	—	—	5	910.9 million	—	—	12	788.1 million	1	493.8 million
Ernesto Ramos(1)	—	—	—	—	—	—	—	—	—	—
David Rosenblatt	—	—	5	910.9 million	—	—	7	714.8 million	1	493.8 million
Dividend Income
Kenneth Conrad	—	—	3	333.7 million	—	—	16	149.2 million	—	—
Casey J. Sambs	—	—	3	333.7 million	—	—	82	564.5 million	—	—
Large-Cap Value
J.P. Gurnee	1	122.6 million	10	3.128 billion	—	—	57	4.487 billion	—	—
Jason C. Hans	1	122.6 million	10	3.128 billion	—	—	61	4.592 billion	—	—
Ernesto Ramos(1)	—	—	—	—	—	—	—	—	—	—
Large-Cap Growth
J.P. Gurnee	1	122.6 million	10	3.128 billion	—	—	57	4.487 billion	—	—
Jason C. Hans	1	122.6 million	10	3.128 billion	—	—	61	4.592 billion	—	—
Ernesto Ramos(1)	—	—	—	—	—	—	—	—	—	—
Mid-Cap Value
J.P. Gurnee	1	122.6 million	10	3.128 billion	—	—	57	4.487 billion	—	—
Thomas Lettenberger	2	406.4 million	7	533.0 million	—	—	31	787.6 million	—	—
Ernesto Ramos(1)	—	—	—	—	—	—	—	—	—	—
Mid-Cap Growth
J.P. Gurnee	1	122.6 million	10	3.128 billion	—	—	57	4.487 billion	—	—
Thomas Lettenberger	2	406.4 million	7	533.0 million	—	—	31	787.6 million	—	—
Ernesto Ramos(1)	—	—	—	—	—	—	—	—	—	—
Small-Cap Value
Thomas Lettenberger	2	406.4 million	7	533.0 million	—	—	31	787.6 million	—	—
Ernesto Ramos(1)	—	—	—	—	—	—	—	—	—	—

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicle Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Fund/Portfolio Manager/Firms	Number	Total Assets ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Accounts with Performance- Based Fees ($)
Small-Cap Growth
Thomas Lettenberger	2	406.4 million	7	533.0 million	—	—	31	787.6 million	—	—
Ernesto Ramos(1)	—	—	—	—	—	—	—	—	—	—
Global Low Volatility Equity
Jay Kaufman	—	—	5	910.9 million	—	—	12	788.1 million	1	493.8 million
David Rosenblatt	—	—	5	910.9 million	—	—	7	714.8 million	1	493.8 million
Disciplined International Equity
Jay Kaufman	—	—	5	910.9 million	—	—	12	788.1 million	1	493.8 million
David Rosenblatt	—	—	5	910.9 million	—	—	7	714.8 million	1	493.8 million
Pyrford International Stock
Tony Cousins (Pyrford)	3	847.2 million	5	4.788 billion	—	—	31	6.071 billion	1	412.2 million
Daniel McDonagh (Pyrford)	3	847.2 million	5	4.788 billion	—	—	31	6.071 billion	1	412.2 million
Paul Simons (Pyrford)	3	847.2 million	5	4.788 billion	—	—	31	6.071 billion	1	412.2 million
LGM Emerging Markets Equity
Irina Hunter (LGM Investments)	—	—	8	1.552 billion	—	—	—	—	—	—
Rishikesh Patel (LGM Investments)	—	—	14	2.535 billion	—	—	3	820.0 million	1	21.7 million
Ultra Short Tax-Free
Robert Wimmel	—	—	—	—	—	—	77	686.1 million	—	—
Thomas Byron	—	—	—	—	—	—	77	686.1 million	—	—
Brian Sipich	—	—	—	—	—	—	77	686.1 million	—	—
Short Tax-Free
Robert Wimmel	—	—	—	—	—	—	77	686.1 million	—	—
Thomas Byron	—	—	—	—	—	—	77	686.1 million	—	—
Brian Sipich	—	—	—	—	—	—	77	686.1 million	—	—
Short-Term Income
Boyd R. Eager	—	—	2	322.7 million	—	—	114	5.973 billion	—	—
Don McConnell	—	—	1	10.4 million	—	—	50	1.118 billion	—	—

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicle Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Fund/Portfolio Manager/Firms	Number	Total Assets ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees ($)	Number	Total Assets ($)	Number with Performance- Based Fees	Total Assets of Accounts with Performance- Based Fees ($)
Intermediate Tax-Free
Robert Wimmel	—	—	—	—	—	—	77	686.1 million	—	—
Thomas Byron	—	—	—	—	—	—	77	686.1 million	—	—
Brian Sipich	—	—	—	—	—	—	77	686.1 million	—	—
Strategic Income
Scott M. Kimball	—	—	—	—	—	—	73	10.101 billion	—	—
Frank Reda	—	—	—	—	—	—	73	10.101 billion	—	—
Corporate Income
Scott M. Kimball	—	—	—	—	—	—	73	10.101 billion	—	—
Frank Reda	—	—	—	—	—	—	73	10.101 billion	—	—
Core Plus Bond
Scott M. Kimball	—	—	—	—	—	—	73	10.101 billion	—	—
Frank Reda	—	—	—	—	—	—	73	10.101 billion	—	—
Conservative Allocation
Jon Adams	—	—	—	—	—	—	10,513	5.702 billion	—	—
Moderate Allocation
Jon Adams	—	—	—	—	—	—	10,513	5.702 billion	—	—
Balanced Allocation
Jon Adams	—	—	—	—	—	—	10,513	5.702 billion	—	—
Growth Allocation
Jon Adams	—	—	—	—	—	—	10,513	5.702 billion	—	—
Aggressive Allocation
Jon Adams	—	—	—	—	—	—	10,513	5.702 billion	—	—

(1)	As of May 31, 2021.

Conflicts of Interest
A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Funds, which may have different investment guidelines and objectives. In addition to the Funds, these accounts may include other mutual funds managed on an advisory or subadvisory basis, separate accounts, and collective trust accounts. An investment opportunity may be suitable for a Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, a limited opportunity may exist to sell an investment held by a Fund and the other accounts. The other accounts may have similar investment objectives or strategies as the Funds, they may track the same benchmarks or indexes as the Funds track, and they may sell securities that are eligible to be held, sold or purchased by the Funds. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager also may manage accounts whose investment objectives and policies differ from those of the Funds, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including a Fund.
To address and manage these potential conflicts of interest, each of the Adviser, Pyrford, and LGM Investments has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, cross trading policies, portfolio manager assignment practices, and oversight by investment management, and/or compliance departments.
All of the portfolio managers for the Funds must make investment decisions without taking into consideration or being in possession of material, non-public information about the securities and other instruments in which they invest. The Adviser and each Sub-adviser have established procedures to prevent portfolio managers from trading on material, non-public information. For the portfolio managers of the Target Risk Funds, this prohibition applies to material, non-public information about the underlying funds. In the event that a portfolio manager of a Target Risk Fund comes into possession of material, non-public information about an underlying affiliated fund, the portfolio managers’ ability to initiate transactions in the underlying affiliated fund could potentially be restricted as a result of the portfolio manager’s possession of such information. The trading restriction could have an adverse effect on the ability of a fund managed by such portfolio managers to participate in any potential gains or avoid any potential losses in the restricted underlying affiliated fund. In some instances, these trading restrictions could continue in effect for a substantial period of time.
Compensation of Portfolio Managers
Compensation for the portfolio managers of the Adviser and each affiliated Sub-Adviser (LGM Investments and Pyrford) consists of base salary, discretionary performance bonuses, and other benefits. Base salaries are reviewed on an annual basis to ensure alignment with the external market. Discretionary performance bonuses vary according to business and individual performance and are provided in a combination of cash and deferred equity-based awards for employees at higher levels of compensation. Portfolio managers also may have a long-term incentive program consisting of restricted share units or other units linked to the performance of BMO.
BMO ensures that its compensation programs provide for clear alignment between pay and sustained business, client and individual performance as well as recognize behaviors which align to core values and contribute to the success of BMO and BMO clients. The compensation programs are designed to support and promote effective risk management, aligned to clients’ risk objectives and BMO’s corporate risk appetite and reflect local regulatory and legal requirements. The approach to compensation does not encourage excessive risk-taking that exceeds tolerated levels of risk.
With respect to any perceived conflicts of interest relating to the payment model, the risk management focus of the investment process drives all key decision making. Likewise, individual compensation is weighted more toward long term profit from fee-based client relationships than it is on short term performance, which further motivates the team to achieve stable long-term fee-based relationships through consistent benchmark outperformance and capital preservation. Finally, the deferred equity-linked component of the incentive compensation plan promotes a long-term interest in firm value.
As of the date of this SAI, the structures and methods described above are used to determine each portfolio manager’s compensation.

Ownership of Fund Shares by Portfolio Managers
As of August 31, 2020, the portfolio managers beneficially owned shares of the Funds they manage having a value within the range shown below.
Fund/Portfolio Manager	Dollar Range of Shares Owned
Low Volatility Equity
Jason C. Hans	$50,001	–	$100,000
Jay Kaufman	$10,001	–	$50,000
Ernesto Ramos(1)	$100,001	–	$500,000
David Rosenblatt	None
Dividend Income
Kenneth Conrad	$10,001	–	$50,000
Casey J. Sambs	$10,001	–	$50,000
Large-Cap Value
J.P. Gurnee	None
Jason Hans	$10,001	–	$50,000
Ernesto Ramos(1)	None
Large-Cap Growth
J.P. Gurnee	None
Jason C. Hans	$10,001	–	$50,000
Ernesto Ramos(1)	Over $1,000,000
Mid-Cap Value
J.P. Gurnee	None
Thomas Lettenberger	$10,001	–	$50,000
Ernesto Ramos(1)	None
Mid-Cap Growth
J.P. Gurnee	None
Thomas Lettenberger	$50,001	–	$100,000
Ernesto Ramos(1)	None
Small-Cap Value
Thomas Lettenberger	$50,001	–	$100,000
Ernesto Ramos(1)	Over $1,000,000
Small-Cap Growth
Thomas Lettenberger	$50,001	–	$100,000
Ernesto Ramos(1)	None
Global Low Volatility Equity
Jay Kaufman	$10,001	–	$50,000
David Rosenblatt	$100,001	–	$500,000
Disciplined International Equity
Jay Kaufman	$10,001	–	$50,000
David Rosenblatt	$10,001	–	$50,000
Pyrford International Stock
Tony Cousins (Pyrford)(2)	None
Daniel McDonagh (Pyrford) (2)	None
Paul Simons (Pyrford) (2)	None
LGM Emerging Markets Equity
Irina Hunter (LGM Investments) (2)	None
Rishikesh Patel (LGM Investments) (2)	None
Ultra Short Tax-Free
Robert Wimmel	None
Thomas Byron	None
Brian Sipich	None

Fund/Portfolio Manager	Dollar Range of Shares Owned
Short Tax-Free
Robert Wimmel	None
Thomas Byron	None
Brian Sipich	None
Short-Term Income
Boyd R. Eager	None
Don McConnell	$10,001	–	$50,000
Intermediate Tax-Free
Robert Wimmel	None
Thomas Byron	$1	–	$10,000
Brian Sipich	None
Strategic Income
Scott M. Kimball	$10,001	–	$50,000
Frank Reda	$1	–	$10,000
Corporate Income
Scott M. Kimball	$10,001	–	$50,000
Frank Reda	$10,001	–	$50,000
Core Plus Bond
Scott M. Kimball	$50,001	–	$100,000
Frank Reda	$10,001	–	$50,000
Conservative Allocation
Jon Adams	None
Moderate Allocation
Jon Adams	None
Balanced Allocation
Jon Adams	None
Growth Allocation
Jon Adams	$100,001	–	$500,000
Aggressive Allocation
Jon Adams	None

(1)	As of May 31, 2021.
(2)	Non-U.S. citizens are not eligible to purchase shares of BMO Funds.
As of August 31, 2020, the portfolio managers listed below beneficially owned shares of the Fund family having a value within the range shown below.
Portfolio Manager	Dollar Range of Shares Owned in Fund Family
Jon Adams	$100,001	–	$500,000
Thomas Byron	$1	–	$10,000
Kenneth Conrad	$10,001	–	$50,000
Jason C. Hans	$100,001	–	$500,000
Jay Kaufman	$10,001	–	$50,000
Scott Kimball	$50,001	–	$100,000
Thomas Lettenberger	$500,001	–	$1,000,000
Don McConnell	$1	–	$10,000
Ernesto Ramos(1)	Over $1,000,000
Frank Reda	$10,001	–	$50,000
David Rosenblatt	$100,001	–	$500,000
Casey J. Sambs	$100,001	–	$500,000

(1)	As of May 31, 2021.

Voting Proxies on Fund Portfolio Securities
The Board has delegated the authority to vote proxies relating to the securities held in the Funds’ portfolios to the Adviser and, in the case of Pyrford International Stock and LGM Emerging Markets Equity, has authorized the Adviser to delegate its authority to vote proxies to the respective Sub-Adviser on behalf of the Fund. Due to the Funds’ proposed investments in fixed income securities, the Adviser does not anticipate voting proxies on behalf of the Money Market or Fixed Income Funds.
Proxy Voting Policy and Guidelines
The Board of Directors has delegated proxy voting authority to the Adviser, subject to the Board’s oversight. The Adviser votes proxies for all Funds, other than those managed by a Sub-Adviser, according to the Adviser’s proxy voting policies and procedures. The Adviser’s proxy voting policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of clients. The policies and procedures were developed by BMO’s Global Investment Committee established by the Adviser and affiliates of BMO Financial Corp., including LGM Investments. BMO’s Proxy Working Group administers the proxy voting framework. An independent proxy voting service has been retained to assist in the implementation of the proxy voting framework, including the provision of vote execution, research, and recordkeeping services. The Board reviews and approves all changes to the proxy policies and procedures.
The Adviser’s proxy voting policies and procedures generally follow BMO’s Corporate Governance Guidelines which set out what BMO expects of companies in terms of good governance. LGM’s proxy voting policies and procedures follow the same Corporate Governance Guidelines. Pyrford has developed separate proxy voting policies and procedures with respect to its clients. Its proxy voting policies and procedures also seek to vote proxies in the best interests of its clients. Each of the proxy policies and procedures seek to ensure, as applicable, that shareholder return and the value of Fund investments are maximized and that sound corporate governance is promoted.
Although BMO’s Proxy Working Group generally adheres to the guidelines and relies on an independent proxy voting advisory service to execute votes, any proxy issues that differ from the Corporate Governance Guidelines are considered by taking into account the particular circumstances involved. This provides needed flexibility in making prudent judgments in the proxy voting process. In situations where a conflict of interest exists, the Proxy Working Group will obtain a proxy voting recommendation from an independent proxy voting advisory service and will ultimately vote proxies in the best economic interests of clients without consideration of any benefit to the Adviser or its affiliates. Similarly, Pyrford generally follows its proxy voting guidelines with respect to all proxies other than for clients who have provided their own guidelines.
If an underlying affiliated fund in which the Target Risk Funds invest has a shareholder meeting, a Fund will vote its shares in the underlying affiliated fund in the same proportion as the votes of the other shareholders of the underlying fund.
Proxy Voting Record
Each Fund is required to disclose annually its proxy voting record for the most recent 12-month period ended June 30 and files it with the SEC by August 31. Each Fund’s proxy voting record will be available at that time without charge, either upon request, by calling toll free, 1-800-236-FUND (3863), or by accessing the SEC’s website at http://www.sec.gov.
Portfolio Holdings Disclosure Policy
The Funds do not provide or permit others to provide information about the Funds’ portfolio holdings to any third party, except as permitted by the Corporation’s policy regarding disclosure of portfolio holdings (Disclosure Policy). This Disclosure Policy also applies to the Adviser, Sub-Advisers, and BMO Harris Bank. Pursuant to the Disclosure Policy, information about the Funds’ portfolio holdings may be disclosed as required by SEC regulations and in the following circumstances:
•	As required by SEC regulations, a Fund’s portfolio holdings are disclosed in publicly available filings with the SEC including Form N-CSR, Form N-PORT, and Form N-MFP.
•	The Funds’ (except the Money Market Funds) Form N-CSR and Form N-PORT filings are available on the Funds’ website and the SEC’s website at http://www.sec.gov. The first and third quarter portfolio holdings reports will be filed with the SEC as an exhibit to the Funds’ reports on Form N-PORT, and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual reports, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

•	Each Money Market Fund’s Form N-CSR and Form N-MFP filings are available on the Funds’ website and the SEC’s website at http://www.sec.gov. The Funds file a complete schedule of portfolio holdings with the SEC monthly on Form N-MFP. The Funds’ Form N-MFP can be found on the Fund’s website and SEC's website, www.sec.gov.
•	Fund portfolio holdings may be disclosed from time to time, to the Funds’ service providers, including the Sub-Advisers, administrator, sub-administrator, custodians, fund accountant, transfer agent, independent accountant, legal counsel, third-party research providers, and financial printer, in connection with the fulfillment of their duties to the Funds and the Corporation.
•	Each Fund (other than the Target Risk and Money Market Funds) makes a complete list of its portfolio holdings publicly available on the Funds’ website, bmofunds.com, approximately thirty days after the end of each month.
•	The Funds’ portfolio holdings as of each month end are disclosed to certain approved institutional databases and rating agencies including Lipper Inc., Morningstar, Inc., Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thompson Reuters Corporation, Vickers Stock Research Corporation, and Capital Bridge, Inc..
•	Each Target Risk Fund’s portfolio holdings are posted on the Fund’s website approximately five days after the end of each month.
•	Each Money Market Fund’s portfolio holdings as of the last business day of the preceding month is posted on the Funds’ website no later than five business days after the end of the month and remains posted on the website for a minimum of six months thereafter.
The Corporation is prohibited from entering into any other arrangements to disclose information regarding the Funds’ portfolio securities prior to public availability without prior approval of the Board. Third parties who receive portfolio holdings information are subject to restrictions by contract or by law that prohibit the disclosure or misuse of the holdings information to ensure that the information remains confidential. No compensation or other consideration may be received by the Funds, the Adviser, Sub-Advisers, or BMO Harris Bank in connection with the disclosure of portfolio holdings in accordance with this policy. The Corporation’s CCO monitors compliance with the Disclosure Policy and reports any violations to the Board.
The Board will review any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of Fund shareholders and those of the Adviser or any other Fund affiliate.
Brokerage Transactions
As used in this section, the term Adviser means Adviser or Sub-Adviser, as applicable.
The Adviser is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds’ securities business, the negotiation of the charges to be paid on such transactions, and the allocation of portfolio brokerage and principal business. Trades may be done with brokers, dealers and, on occasion, issuers. Remuneration for trades may include commissions, commission-equivalent charges, dealer spreads, mark-ups, and mark-downs.
In executing transactions on behalf of the Funds, the Adviser has no obligation to deal with any particular broker or dealer. Rather, the Adviser seeks to obtain the best qualitative execution. The best net price is an important factor, but the Adviser also considers the full range and quality of a broker’s services, as described below. Recognizing the value of the range of services, the Funds may not pay the lowest commission or spread available on any particular transaction.
Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment adviser, under certain circumstances, to cause an account to pay a broker who supplies brokerage and research services a commission or commission-equivalent charge for effecting a transaction in excess of the amount of commission another broker would have charged for effecting the transaction. Brokerage and research services include:
•	furnishing advice as to the value of securities, the advisability of investing, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities;
•	furnishing analyses and reports concerning issuers, industries, sectors, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and
•	effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).
In selecting brokers, the Adviser considers quality of investment research and brokerage services; communication of such information; trade execution pricing, capability, and efficiency; and the appropriateness of the commission rate. Investment research services utilized by the Adviser include economic forecasts, industry analysis, individual company or issuer analysis and opinion, and investment strategy. In ensuring that the commission to be paid is fair compensation for the nature of the trade and the quality of the execution provided by the broker/dealer, the Adviser considers the commission rates paid by investment institutions of similar size. While the Adviser negotiates similar commission rates with all brokers and dealers, if the Adviser believes favorable prices and efficient execution is available from more than one broker or dealer, the Adviser may give consideration to placing trades with those brokers or dealers who furnish investment research and other brokerage services.
The Adviser places portfolio transactions for other advisory accounts in addition to the Funds. Research services furnished by firms through which the Funds effect their securities transactions may be used by the Adviser in servicing all of their accounts; that is, not all of such services may be used by the Adviser in connection with the Funds. The Adviser believes it is not possible to measure separately the benefits from research services received by each of the accounts (including the Funds) managed by them. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker (if any) paid by each account for brokerage and research services will vary. The Adviser believes any such costs to the Funds, however, will not be disproportionate to the benefits received by the Funds on a continuing basis and, to the extent that receipt of these services may supplant services for which the Adviser might otherwise have paid, it would tend to reduce their expenses.
The following table shows aggregate total commissions paid by each Fund to brokers that provide brokerage and research services to the Adviser and/or Sub-Advisers and the aggregate principal value of the transactions for the fiscal year ended August 31, 2020.
Fund	Brokerage Commissions Paid to Brokers Who Provided Brokerage and Research Services	Principal Value of Transactions
Low Volatility Equity	$ 49,065	$ 78,075,043
Dividend Income	$ 69,546	$105,525,360
Large-Cap Value	$125,237	$188,435,290
Large-Cap Growth	$ 98,563	$252,789,755
Mid-Cap Value	$ 39,642	$ 54,109,826
Mid-Cap Growth	$ 30,650	$ 58,624,747
Small-Cap Value	$ 59,776	$ 36,765,140
Small-Cap Growth	$ 78,725	$ 62,229,739
Global Low Volatility Equity	$ 12,727	$ 12,049,637
Disciplined International Equity	$ 27,669	$ 23,151,332
Pyrford International Stock	N/A	N/A
LGM Emerging Markets Equity	N/A	N/A
Ultra Short Tax-Free	N/A	N/A
Short Tax-Free	N/A	N/A
Short-Term Income	N/A	N/A
Intermediate Tax-Free	N/A	N/A
Strategic Income	N/A	N/A
Corporate Income	N/A	N/A
Core Plus Bond	N/A	N/A
Government Money Market	N/A	N/A
Tax-Free Money Market	N/A	N/A
Prime Money Market	N/A	N/A
Conservative Allocation	N/A	N/A
Moderate Allocation	N/A	N/A
Balanced Allocation	N/A	N/A
Growth Allocation	N/A	N/A
Aggressive Allocation	N/A	N/A
The Target Risk Funds will not incur any brokerage commissions for purchasing shares of underlying funds. However, a Fund may incur brokerage commissions and/or investment dealer concessions when purchasing short-term and other securities for the

Fund. Each underlying fund in which the Target Risk Funds invest has policies with respect to the execution of the underlying fund’s portfolio transactions, which are described in the applicable statement of additional information.
The Adviser generally seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and other advisory accounts. No assurance can be made that a particular purchase or sale opportunity will be allocated to a Fund. In making allocations between the Funds, and between a Fund and other advisory accounts, certain factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, and the size of investment commitments generally held.
For the periods noted below, the Funds paid the following brokerage commissions.
For the fiscal year ended August 31
Fund	2020	2019	2018
Low Volatility Equity	$ 88,860	$ 34,473	$ 61,418
Dividend Income	$124,429	$107,787	$ 45,385
Large-Cap Value	$188,378	$189,450	$169,014
Large-Cap Growth	$158,883	$171,406	$149,404
Mid-Cap Value	$ 63,822	$ 93,495	$149,100
Mid-Cap Growth	$ 41,399	$ 52,788	$ 60,334
Small-Cap Value	$ 91,160	$ 84,119	$ 97,118
Small-Cap Growth	$121,304	$138,027	$205,427
Global Low Volatility Equity	$ 30,102	$ 19,227	$ 42,473
Disciplined International Equity	$ 59,361	$ 64,522	$121,712
Pyrford International Stock	$155,086	$ 86,604	$146,884
LGM Emerging Markets Equity	$180,315	$143,453	$104,195
Ultra Short Tax-Free	—	—	—
Short Tax-Free	—	—	—
Short-Term Income	—	—	—
Intermediate Tax-Free	—	$ 15,500	—
Strategic Income	—	—	—
Corporate Income	—	—	—
Core Plus Bond	—	—	—
Government Money Market	—	—	—
Tax-Free Money Market	—	—	—
Prime Money Market	—	—	—
Conservative Allocation	$ 639	—	—
Moderate Allocation	$ 1,088	—	—
Balanced Allocation	$ 3,583	—	—
Growth Allocation	$ 961	—	—
Aggressive Allocation	$ 454	—	—
For each Fund that acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) during the fiscal year, the following sets forth the dollar amount held as of August 31, 2020.
Fund	Regular Broker or Dealer (or Parent) Issuer	Value of Securities Owned (as of 8/31/20)
Dividend Income	Morgan Stanley	$6.2 million
Large-Cap Value	Morgan Stanley	$7.1 million
Small-Cap Value	Cowen	$0.1 million
Corporate Income	Wells Fargo	$8.7 million
	Royal Bank of Canada	$5.5 million
	Morgan Stanley	$5.2 million
	JP Morgan Chase & Co.	$4.2 million

Fund	Regular Broker or Dealer (or Parent) Issuer	Value of Securities Owned (as of 8/31/20)
	Mizuho Bank	$2.6 million
	Goldman Sachs	$2.5 million
	Bank of America Corp.	$2.1 million
	Citigroup, Inc.	$2.0 million
Core Plus Bond	Wells Fargo	$20.3 million
	Goldman Sachs	$11.0 million
	JP Morgan Chase & Co.	$10.7 million
	Bank of America Corp.	$8.7 million
	Citigroup	$6.4 million
	Morgan Stanley	$5.7 million
	HSBC	$4.9 million
Short-Term Income	Goldman Sachs	$3.6 million
	Bank of America	$3.0 million
	Citigroup	$3.0 million
	Morgan Stanley	$2.9 million
	Fifth Third Bank	$2.7 million
	Wells Fargo Bank	$2.5 million
	Truist Bank	$2.4 million
	Bank of NY	$2.0 million
	Key Bank	$2.0 million
	Toronto Dominion Bank	$2.0 million
	JP Morgan Chase	$1.0 million
	PNC Bank	$1.0 million
	State Street	$1.0 million
	Sumitomo Mitsui Bk Corp	$1.0 million
	US Bancorp	$1.0 million
	CIBC	$0.6 million
	Royal Bank of Canada	$0.4 million
Prime Money Market	CIBC	$22.5 million
	Toronto Dominion Bank	$21.2 million
	Sumitomo Mitsui Bank Corp	$15.1 million
	Societe Generale	$10.0 million
	Royal Bank of Canada	$9.5 million
	Mitsubishi Trust and Bank Corp	$8.5 million
	Credit Agricole	$5.6 million
	Wells Fargo Bank	$5.5 million
	Mizuho Bank	$5.0 million
	Credit Suisse	$2.5 million
Information About the Funds’ Service Providers
Code of Ethics Restrictions on Personal Trading
As required by SEC rules, the Funds, the Adviser and each Sub-Adviser have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund directors, and certain other employees (Access Persons). Although the codes permit Access Persons to trade in securities, including those that the Funds could buy, they also contain significant safeguards designed to protect the Funds and their shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions. The codes are available on the EDGAR database on the SEC’s website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov. The Distributor relies on the principal underwriter’s exception in Rule 17j-1(c)(3) under the 1940 Act from the requirements to adopt a code of ethics pursuant to Rule 17j-1 because the Distributor is not affiliated with the Corporation or the Adviser, and no officer, director, or general partner of the Distributor serves as an officer or director of the Corporation or the Adviser.

Administrator and Shareholder Servicing Agent
The Adviser serves as the administrator to the Funds. As administrator, the Adviser is entitled to receive fees from each of the Equity, International and Global, Fixed Income, and Target Risk Funds at an annual rate of 0.15% of the ADNA of each of Class Y, Class I, Class A, and Class R3 shares.
The Adviser, as administrator, is entitled to receive fees from the Money Market Funds at the following annual rates based on the aggregate ADNA of the Money Market Funds combined:
Fee	Fund’s ADNA
0.040%	on the first $2 billion
0.030%	on the next $2 billion
0.025%	on the next $2 billion
0.020%	on the next $2 billion
0.010%	on ADNA in excess of $8 billion
The aggregate fees paid by the Money Market Funds are allocated to each Fund based on its assets.
For the fiscal periods noted below, the Adviser was paid (net of waivers) the following fees for services as administrator.
For the fiscal year ended August 31
Fund	2020	2019	2018
Low Volatility Equity	$ 371,688	$ 230,654	$ 215,783
Dividend Income	$ 435,727	$ 311,859	$ 196,556
Large-Cap Value	$ 388,882	$ 392,393	$ 483,853
Large-Cap Growth	$ 316,434	$ 451,597	$ 528,627
Mid-Cap Value	$ 162,781	$ 213,255	$ 273,945
Mid-Cap Growth	$ 131,474	$ 135,586	$ 164,446
Small-Cap Value	$ 64,845	$ 77,894	$ 93,419
Small-Cap Growth	$ 140,452	$ 181,862	$ 212,555
Global Low Volatility Equity	$ 39,760	$ 48,368	$ 70,868
Disciplined International Equity	$ 74,979	$ 113,322	$ 115,084
Pyrford International Stock	$ 660,013	$ 728,215	$ 860,622
LGM Emerging Markets Equity	$ 405,692	$ 361,346	$ 291,060
Ultra Short Tax-Free	$ 824,571	$ 872,042	$ 972,653
Short Tax-Free	$ 213,552	$ 262,342	$ 283,447
Short-Term Income	$ 380,875	$ 374,197	$ 369,595
Intermediate Tax-Free	$2,860,906	$2,696,072	$2,494,766
Strategic Income	$ 107,322	$ 119,808	$ 148,969
Corporate Income	$ 528,717	$ 432,894	$ 377,990
Core Plus Bond	$1,635,883	$1,486,216	$1,583,280
Government Money Market	$1,160,022	$1,032,500	$1,112,451
Tax-Free Money Market	$ 144,039	$ 149,273	$ 124,679
Prime Money Market	$ 182,943	$ 157,257	$ 144,375
Conservative Allocation	$ 17,351	$ 20,039	$ 35,350
Moderate Allocation	$ 25,507	$ 27,943	$ 41,917
Balanced Allocation	$ 155,268	$ 209,798	$ 251,481
Growth Allocation	$ 33,363	$ 47,486	$ 64,684
Aggressive Allocation	$ 70,115	$ 83,726	$ 104,333
The administrator may choose voluntarily to reimburse a portion of its fee at any time.
The functions performed by the administrator include, but are not limited, to the following:
•	preparation, filing, and maintenance of the Corporation’s governing documents, minutes of Board meetings, and shareholder meetings;

•	preparation and filing with the SEC and state regulatory authorities, the Corporation’s registration statement and all amendments, and any other documents required for the Funds to make a continuous offering of their shares;
•	preparation, negotiation, and administration of contracts on behalf of a Fund;
•	supervision of the preparation of financial reports;
•	preparation and filing of federal and state tax returns;
•	assistance with the design, development, and operation of a Fund; and
•	provision of advice to the Funds and the Board.
The Adviser also serves as the shareholder servicing agent to the Funds. The services provided by the Adviser and the fees received for these services are described under “How are Fund Shares Sold?—Shareholder Services (Class Y Shares Only).”
Sub-Administrator
State Street Bank and Trust Company (State Street) is the Funds’ sub-administrator pursuant to the Sub-Administration Agreement with the administrator. Under the Sub-Administration Agreement, the functions performed by State Street include and relate to, but are not limited to, the following:
•	facilitating Fund expense invoice allocation and payments;
•	drafting and reviewing of the Funds’ annual and semi-annual reports and certain other regulatory filings;
•	various services relating to Fund compliance, including monitoring investment restrictions and diversification requirements;
•	obtaining CUSIPs, NASDAQ symbols, and IRS tax identification numbers;
•	coordination and facilitation of external audits by the Corporation’s independent auditors and regulatory examinations of the Corporation;
•	assistance with reporting of performance for the Funds; and
•	preparation of the Corporation’s tax returns.
For its services, State Street is entitled to receive from the administrator a fee based on a percentage of each Fund’s NAV, plus certain additional per-use fees. Prior to April 2, 2018, UMB Fund Services, Inc. (UMBFS) served as the Funds’ sub-administrator.
For the fiscal years ended August 31, 2018, 2019, and 2020, the Adviser (as administrator) paid UMBFS or State Street sub-administration fees of approximately $1.6 million, $1.9 million, and $1.9 million, respectively, for services related to the Funds.
Securities Lending
Certain of the Funds participate in a securities lending program, providing for the lending of equity securities to qualified brokers, in exchange for the opportunity to earn additional income for participation. The Funds pay a portion of the net revenue earned on securities lending activities to a securities lending agent. Currently, the Funds use State Street as securities lending agent and compensate State Street for its services at a contractually negotiated rate. Prior to April 19, 2021, certain Funds used BMO Harris Bank (BHB), an affiliate of the Adviser, as securities lending agent. The Funds that used BHB compensated BHB for acting as securities lending agent at a rate generally equal to BHB’s cost of providing such services plus a reasonable profit margin.
Under the securities lending program, the Funds receive collateral in return for the securities and record a corresponding payable for collateral due to the respective broker. Collateral received consists of cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The amount of collateral received is maintained at a minimum level of 100% of the prior day’s market value of the securities loaned, plus any accrued interest. Cash collateral generally is reinvested in a money market fund and also may be reinvested in short-term liquid securities that qualify as an otherwise acceptable investment for the Fund.
The following Funds paid the amounts listed to BHB for its services as securities lending agent for the fiscal year ended August 31, 2020.

Fund	Gross Revenue (including collateral reinvestment)	Revenue Split	Cash collateral management services and Indemnification fees	Administrative fees	Rebates to borrowers	Other fees	Aggregate Fees	Net income from securities lending activities
Low Volatility Equity	$ 834,035	–	–	$ 33,112	$ 723,789	–	$ 756,901	$ 77,134
Dividend Income	$ 975,786	–	–	$ 38,357	$ 847,995	–	$ 886,352	$ 89,434
Large-Cap Value	$1,213,794	–	–	$ 48,458	$1,052,353	–	$1,100,811	$112,983
Large-Cap Growth	$1,423,622	–	–	$ 54,491	$1,242,036	–	$1,296,527	$127,095
Mid-Cap Value	$ 607,568	–	–	$ 23,136	$ 530,511	–	$ 553,646	$ 53,921
Mid-Cap Growth	$ 481,606	–	–	$ 18,729	$ 419,233	–	$ 437,961	$ 43,644
Small-Cap Value	$ 273,602	–	–	$ 10,135	$ 239,985	–	$ 250,119	$ 23,482
Small-Cap Growth	$ 496,717	–	–	$ 19,905	$ 430,537	–	$ 450,442	$ 46,275
Short-Term Income	$ 421,623	–	–	$ 29,738	$ 322,548	–	$ 352,286	$ 69,337
Strategic Income	$ 255,763	–	–	$ 14,680	$ 206,863	–	$ 221,543	$ 34,221
Corporate Income	$1,112,829	–	–	$ 60,004	$ 912,908	–	$ 972,912	$139,917
Core Plus Bond	$1,968,225	–	–	$146,519	$1,479,908	–	$1,626,427	$341,799
The following Funds paid the amounts listed to State Street for its services as securities lending agent for the fiscal year ended August 31, 2020.
Fund	Gross Revenue (including collateral reinvestment)	Revenue Split	Cash collateral management services fees	Administrative and Indemnification fees	Rebates to borrowers	Other fees	Aggregate Fees	Net income from securities lending activities
Global Low Volatility	$ 6,832	$ 550	$ 64	–	$ 4,007	–	$ 4,621	$ 2,211
Disciplined International Equity	$ 24,388	$ 2,237	$ 87	–	$13,116	–	$ 15,440	$ 8,948
Pyrford International Stock	$309,200	$48,068	$2,026	–	$66,822	–	$116,916	$192,284
LGM Emerging Markets Equity	$206,044	$31,174	$ 228	–	$49,947	–	$ 81,349	$124,695
Payments to Financial Intermediaries
With respect to certain share classes, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, Inc., and/or their affiliates may make additional payments (which are often referred to as “revenue sharing” payments), out of their own assets and not as an additional charge to each Fund, to financial intermediaries, including their affiliates, from their past profits and other available sources, including profits from their relationships with the Funds. Revenue sharing payments are a form of compensation paid to a financial intermediary in addition to the sales charges paid by fund shareholders or Rule 12b-1 Plan fees paid by the Funds. No such revenue sharing payments are made with respect to the Funds’ Class R6 shares or any of the Money Market Funds.
These payments are intended, among other things, to foster the sale of Fund shares and/or to compensate financial services firms for assisting in marketing or promotional activities in connection with the sale of Fund shares. Such payments may be for services provided to clients who hold Fund shares, for introducing new shareholders to the Funds, or for other services. In exchange for revenue sharing payments, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, Inc., and/or their affiliates generally expect to receive the opportunity for the Funds to be sold through the financial intermediaries’ sales forces or to have access to third-party platforms or other marketing programs, including but not limited to mutual fund “supermarket” platforms or other sales programs. To the extent that financial intermediaries receiving revenue sharing payments sell more shares of the Funds, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, Inc., and/or their affiliates benefit from the increase in Fund assets as a result of the fees they receive from the Funds.
The structure of these compensation arrangements, as well as the amounts paid under such arrangements, varies and may change from time to time. Payments generally range from 0.05% to 0.40%, however, the Adviser, BMO Harris Bank, BMO Harris Financial Advisors, Inc., and/or their affiliates may pay flat fees on a one-time or irregular basis for the initial set-up of a Fund or Funds on a financial intermediary’s systems, participation or attendance at a financial intermediary’s meetings, or for other reasons. In addition, new compensation arrangements may be negotiated at any time. The compensation arrangements described in this section are not mutually exclusive, and a single financial intermediary may receive multiple types of compensation.

The Adviser, BMO Harris Bank, BMO Harris Financial Advisors, Inc., and/or their affiliates currently anticipate that such payments may be made to the following financial intermediaries.
Financial Intermediaries
Alight Financial Solutions, LLC
American Portfolios Financial Services, Inc.
American United Life Insurance Co
Apex Clearing Corporation
Arvest Investments, Inc.
Ascensus Broker Dealer Services, Inc.
Ascensus Trust Company
BB&T Securities, LLC
BBVA Securities
Bel Air Securities LLC
Benefit Trust Company
Benjamin F. Edwards & Company, Inc.
BMO Harris Bank N.A.
BMO Harris Financial Advisors
BNY Mellon, N.A.
Cadaret Grant & Co Inc.
Cambridge Investment Research, Inc.
Capital Investment Brokerage, Inc.
Cetera Advisor Networks, LLC
Cetera Advisors, LLC
Cetera Financial Specialists LLC
Cetera Investment Services LLC
Charles Schwab & Co Inc.
Client One Securities, LLC
Community Bank c/o Hand Benefits & Trust Co.
Conduent HR Solutions, LLC
CRI Securities, LLC
E*TRADE Securities LLC
Eastern Point Securities
Edward D. Jones & Co. LP
First Allied Securities Inc.
First Republic Securities Co LLC
Goldman Sachs & Co,
GWFS Equities Inc.
GWN Securities, Inc.
H. C. Denison Co.
Hand Securities Inc.
Harbour Investments, Inc.
Hornor, Townsend & Kent
IFP Securities, LLC
Interactive Brokers LLC
J.P. Morgan Securities LLC
John Hancock Trust Company
JPMorgan Chase Bank, N.A. (JPM Private Bank)
Key Investment Services LLC
KeyBank NA
KMS Financial Services Inc.
Lincoln Financial Advisors Corp.
Lincoln Financial Securities Corp.
Lincoln Investment
Lincoln Retirement Services Company (Recordkeeper only)
LPL Financial LLC
Massachusetts Mutual Life Insurance Company
MassMutual Retirement Services
Merrill, Lynch, Pierce, Fenner & Smith Inc.
Mid Atlantic Capital Corp.
Mid Atlantic Clearing and Settlement Corp
MML Distributors, LLC
Money Concepts Capital Corp
Morgan Stanley Smith Barney LLC (Hold and Redeem Only)
MSCS Financial Services
National Financial Services LLC
Nationwide Financial Services, Inc.
Northwestern Mutual Investment Services LLC
OneAmerica Securities, Inc.
Park Avenue Securities LLC
Pershing Advisor Solutions LLC
Pershing LLC
PGIM Investments, LLC
PNC Capital Markets LLC
Principal Securities, Inc.
ProEquities Inc
Prudential Investment Management Services LLC
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
RBC Capital Markets, LLC
Reliance Trust Company, LLC
Richard Brothers Securities
Robert W. Baird & Co., Inc.
Securian Financial Services Inc.
Securities America Inc.
Securities Service Network LLC
SEI Private Trust Co.
Sentinel Securities, Inc.
Standard Insurance Company
Stifel Nicolaus & Co., Inc.
T. Rowe Price Investment Services, Inc.
Talcott Resolution Life Insurance Company
TD Ameritrade Clearing
TD Ameritrade Inc.
TD Ameritrade Trust Co.
TIAA, FSB
The O.N. Equity Company
TRADE-PMR Inc.
Triad Advisors LLC
U.S. Bank N.A.

UBS Financial Services Inc.(Hold and Redeem Only)
United Planners Financial Services of America
USAA Investment Management Co
Valic Financial Advisors, Inc.
Valic Retirement Services Company
Vanguard Group, Inc.
Vanguard Marketing Corporation
VOYA Financial Partners, LLC
VOYA Institutional Plan Services, LLC
VOYA Retirement Insurance & Annuity Company
Wells Fargo Bank, N.A. (Institutional Trust, Wells Fargo Advisors Financial Network Retirement Services and Trust Operations)
Transfer Agent and Dividend Disbursing Agent
SS& C Technologies, Inc. (formerly, DST Asset Manager Solutions, Inc.), 2000 Crown Colony Drive, Quincy, Massachusetts, maintains all necessary shareholder records.
Each Fund may pay amounts to third parties, such as banks, broker-dealers, or affiliated entities, including BMO Harris Bank, that provide recordkeeping services, shareholder servicing, and/or other administrative services to the Funds.
Fund Accountant
State Street, 1 Iron Street, Boston, Massachusetts, provides fund accounting services to Funds.
Custodian
State Street, 1 Iron Street, Boston, Massachusetts, has custody of all securities and cash of each Fund, delivers and receives payments for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Corporation.
Independent Registered Public Accounting Firm
The independent registered public accounting firm for the Funds, KPMG LLP (KPMG), 191 West Nationwide Blvd., Suite 500, Columbus, OH 43215, audits and reports on the Funds’ annual financial statements, reviews certain regulatory reports and the Funds’ federal income tax returns, and performs other auditing and tax services for the Funds when engaged to do so. KPMG conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Funds’ financial statements and financial highlights are free of material misstatements.
Please refer to Appendix B for a consolidated list of mailing addresses for the Funds and their service providers.
Performance
From time to time, when available, the yield and total return of the Class Y, Class I, Class A, Class R3, Class R6, and/or Premier Class shares of a Fund may be quoted in advertisements, shareholder reports or other communications to shareholders. Performance information is generally available by calling the Funds (toll free) at 1-800-236-FUND (3863).
Financial Statements
The audited financial statements for the Funds’ fiscal year ended August 31, 2020 are incorporated herein by reference from the Funds’ Annual Report dated August 31, 2020 (File Nos. 33-48907 and 811-58433). A copy of the Annual Report for a Fund may be obtained without charge by contacting BMO Funds - U.S. Services at the address located on the back cover of the SAI or by calling BMO Funds U.S. Services at 1-414-287-8555 or 1-800-236-FUND (3863).
BMO Global Asset Management is the brand name for various affiliated entities of BMO Financial Group that provide investment management, retirement, and trust and custody services. Certain of the products and services offered under the brand name BMO Global Asset Management are designed specifically for various categories of investors in a number of different countries and regions and may not be available to all investors. Products and services are only offered to such investors in those countries and regions in accordance with applicable laws and regulations. BMO Financial Group is a service mark of Bank of Montreal.

Appendix A — Ratings Definitions
S&P Global Ratings Credit Rating Definitions
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings' view of the obligor's capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
Short-Term Issue Credit Ratings
A-1
A short-term obligation rated 'A-1' is rated in the highest category by S&P Global Ratings. The obligor's capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.
A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.
A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.
B
A short-term obligation rated 'B' is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.
C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D
A short-term obligation rated 'D' is in default or in breach of an imputed promise. For non-hybrid capital instruments, the 'D' rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.
App.  A-1

SPUR (S&P Underlying Rating)
A SPUR is an opinion about the stand-alone capacity of an obligor to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer or obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P Global Ratings maintains surveillance of an issue with a published SPUR.
Dual Ratings
Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, 'AAA/A-1+' or 'A-1+/A-1'). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, 'SP-1+/A-1+').
The analyses, including ratings, of S&P Global Ratings and its affiliates (together, S&P Global Ratings) are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. S&P Global Ratings assumes no obligation to update any information following publication. Users of ratings or other analyses should not rely on them in making any investment decision. S&P Global Ratings' opinions and analyses do not address the suitability of any security. S&P Global Ratings does not act as a fiduciary or an investment advisor except where registered as such. While S&P Global Ratings has obtained information from sources it believes to be reliable, it does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and other opinions may be changed, suspended, or withdrawn at any time.
Active Qualifiers
S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a 'p' qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
1. Federal deposit insurance limit: 'L' qualifier
Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.
2. Principal: 'p' qualifier
This suffix is used for issues in which the credit factors, the terms, or both that determine the likelihood of receipt of payment of principal are different from the credit factors, terms, or both that determine the likelihood of receipt of interest on the obligation. The 'p' suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
3. Preliminary ratings: 'prelim' qualifier
Preliminary ratings, with the 'prelim' suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
•	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
•	Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
•	Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings' opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
App.  A-2

•	Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.
•	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
4. Termination structures: 't' qualifier
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
5. Counterparty instrument rating: 'cir' qualifier
This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Inactive Qualifiers
Inactive qualifiers are no longer applied or outstanding.
1. Contingent upon final documentation: '*' inactive qualifier
This symbol indicated that the rating was contingent upon S&P Global Ratings' receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.
2. Termination of obligation to tender: 'c' inactive qualifier
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer was lowered to below an investment-grade level and/or the issuer's bonds were deemed taxable. Discontinued use in January 2001.
3. U.S. direct government securities: 'G' inactive qualifier
The letter 'G' followed the rating symbol when a fund's portfolio consisted primarily of direct U.S. government securities.
4. Public information ratings: 'pi' qualifier
This qualifier was used to indicate ratings that were based on an analysis of an issuer's published financial information, as well as additional information in the public domain. Such ratings did not, however, reflect in-depth meetings with an issuer's management and therefore could have been based on less comprehensive information than ratings without a 'pi' suffix. Discontinued use as of December 2014 and as of August 2015 for Lloyd's Syndicate Assessments.
5. Provisional ratings: 'pr' inactive qualifier
The letters 'pr' indicate that the rating was provisional. A provisional rating assumed the successful completion of a project financed by the debt being rated and indicates that payment of debt service requirements was largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, made no comment on the likelihood of or the risk of default upon failure of such completion.
6. Quantitative analysis of public information: 'q' inactive qualifier
A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.
App.  A-3

7. Extraordinary risks: 'r' inactive qualifier
The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation would not exhibit extraordinary noncredit-related risks. S&P Global Ratings discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.
Active Identifiers
1. Unsolicited: 'unsolicited' and 'u' identifier
The 'u' identifier and 'unsolicited' designation are assigned to credit ratings initiated by parties other than the issuer or its agents, including those initiated by S&P Global Ratings.
2. Structured finance: 'sf' identifier
The 'sf' identifier shall be assigned to ratings on "structured finance instruments" when required to comply with applicable law or regulatory requirement or when S&P Global Ratings believes it appropriate. The addition of the 'sf' identifier to a rating does not change that rating's definition or our opinion about the issue's creditworthiness. For detailed information on the instruments assigned the 'sf' identifier, please see “VIII. APPENDIX: Types of Instruments Carrying the ‘sf’ Identifier.”
Local Currency and Foreign Currency Ratings
S&P Global Ratings' issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer's foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s Credit Rating Definitions
Purpose
Since John Moody devised the first bond ratings more than a century ago, Moody’s rating systems have evolved in response to the increasing depth and breadth of the global capital markets. Much of the innovation in Moody’s rating system is a response to market needs for clarity around the components of credit risk or to demand for finer distinctions in rating classifications.
Rating Symbols
Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:
Aaa Aa A Baa Ba B Caa Ca C
Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.
Absence of a Rating
Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.
Should no rating be assigned, the reason may be one of the following:
1.	An application was not received or accepted.
2.	The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.
3.	There is a lack of essential data pertaining to the issue or issuer.
4.	The issue was privately placed, in which case the rating is not published in Moody's publications.
App.  A-4

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.
Changes in Rating
The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.
A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody's observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.
Limitations to Uses of Ratings*
Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.
As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.
The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to "attractiveness". The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.
Since ratings involve judgements about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at "worst" possibilities in the "visible" future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.
Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody's ratings are not made with these bank regulations in mind. Moody's Investors Service's own judgement as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody's ratings.
Moody's ratings represent the opinion of Moody's Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody's publications. Reference should be made to these statements for information regarding the issuer. Moody's ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.
*	As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.
Short-Term Obligation Ratings
Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issues by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event
App.  A-5

of default. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
The following table indicates the long-term ratings consistent with different short-term ratings when such long-term ratings exist.
SHORT-TERM VS. LONG-TERM RATINGS
Fitch’s National Credit Ratings
National scale ratings are an opinion of creditworthiness relative to the universe of issuers and issues within a single country. They are most commonly used in emerging market countries with sub- or low investment grade sovereign ratings on the international scale.
As creditworthiness can be expressed across the full range of the scale, a national scale can enable greater rating differentiation within a market than the international scale, particularity in highly speculative grade countries where ratings tend to cluster around the often low sovereign rating due to higher risks associated with a more volatile operating environment.
A "+" or "-" may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the 'AAA(xxx)' National Rating category, to categories below 'CCC(xxx)', or to Short-Term National Ratings other than 'F1(xxx)'.
National scale ratings are assigned on the basis that the “best credits or issuers” in the country are rated ‘AAA’ on the national scale. National Ratings are then assessed using the full range of the national scale based on a comparative analysis of issuers rated under the same national scale to establish a relative ranking of credit worthiness.
App.  A-6

At any given point in time, there is a certain relationship between National and International Ratings but there is not a precise translation between the scales. Fitch monitors the ratings relationship of issuers rated on both the international and national scales to ensure the consistency of rating relativities across scales. In other words, if issuer “X” is rated higher than issuer “Y” on one scale, issuer “X” cannot be rated lower than issuer “Y” on the other scale.
National Ratings for local issuers exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading.
In certain countries, regulators have established credit rating scales to be used within their domestic markets using specific nomenclature. In these countries, the agency's National Rating definitions may be substituted by the regulatory scales. For instance Fitch's National Short Term Ratings of 'F1+(xxx)', 'F1(xxx)', 'F2(xxx)' and 'F3(xxx)' may be substituted by the regulatory scales, e.g. 'A1+', 'A1', 'A2' and 'A3'. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on Fitch's regional websites to determine if any additional or alternative category definitions apply.
Fitch maintains internal mapping tables that document the current relationship between the National and International Local Currency Ratings in each jurisdiction where we maintain a National Rating scale in order to serve as a tool for analysts. Where our National rating coverage exceeds a minimum threshold and there is external demand, these mappings will be published on this site. Presently, publicly available mappings can be accessed here. Fitch currently publishes the mapping tables for Brazil and South Africa.
Limitations of the National Rating Scale
Specific limitations relevant to National Rating scale include:
•	National scale ratings are only available in selected countries.
•	National scale ratings are only directly comparable with other national ratings in the same country. There is a certain correlation between national and global ratings but there is not a precise translation between the scales. The implied vulnerability to default of a given national scale rating will vary over time.
•	The value of default studies for National Ratings is limited. Due to the relative nature of national scales, a given national scale rating is not intended to represent a fixed amount of default risk over time. As a result, a default study using only National Ratings may not give an accurate picture of the historical relationship between ratings and default risk. Users should exercise caution in making inferences relating to the relative vulnerability to default of national scale ratings using the historical default experience with International Ratings and mapping tables to link the National and International ratings. As with ratings on any scale, the future will not necessarily follow the past.
National Short-Term Credit Ratings
F1(xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.
F2(xxx)
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.
F3(xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
B(xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
App.  A-7

C(xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.
RD(xxx): Restricted default
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D(xxx)
Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Notes to Long-Term and Short-Term National Ratings:
The ISO international country code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.
“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx).’
LONG-TERM RATINGS
S & P Global Ratings Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S & P Global Ratings analysis of the following considerations:
•	Likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation and the promise we impute; and
•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Long-Term Issuer Credit Ratings
AAA
An obligation rated ‘AAA’ has the highest rating assigned by S & P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
App.  A-8

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB; B; CCC; CC; and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S & P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C
An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D
An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.
Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
See active and inactive qualifiers following S & P Global Ratings Short-Term Issue Credit Ratings beginning on pages A-2 and A-3.
App.  A-9

Moody’s Long-Term Obligation Ratings
Long-Term Obligation Ratings
Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s Long-Term Rating Definitions:
Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B
Obligations rated B are considered speculative and are subject to high credit risk.
Caa
Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*
*	By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment.
App.  A-10

Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Fitch’s National Long-Term Credit Ratings
AAA(xxx)
‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country or monetary union.
AA(xxx)
‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country or monetary union. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.
A(xxx)
‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country or monetary union.
BBB(xxx)
‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country or monetary union.
BB(xxx)
‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country or monetary union.
B(xxx)
‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country or monetary union.
CCC(xxx)
‘CCC’ National Ratings denote very high default risk relative to other issuers or obligations in the same country or monetary union.
CC(xxx)
‘CC' National Ratings denote default risk is among the highest relative to other issuers or obligations in the same country or monetary union.
C(xxx)
A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a 'C' category rating for an issuer include:
a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c.	the formal announcement by the issuer or their agent of a distressed debt exchange; and
d.	a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent
App.  A-11

RD(xxx): Restricted default.
‘RD’ ratings indicated that an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:
a.	the selective payment default on a specific class or currency of debt;
b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations either in series or in parallel; or
d.	execution of a distressed debt exchange on one or more material financial obligations.
D(xxx)
‘D’ National Ratings denote an issuer or instrument that is currently in default.
Notes to Long-Term and Short-Term National Ratings:
The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.
“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx).’
MUNICIPAL NOTE RATINGS
S & P Global Ratings Municipal Short-Term Note Ratings Definitions
An S & P Global Ratings U.S. municipal note rating reflects S & P Global Ratings' opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S & P Global Ratings analysis will review the following considerations:
•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3
Speculative capacity to pay principal and interest.
App.  A-12

D
'D' is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
See active and inactive qualifiers following S & P Global Ratings Short-Term Issue Credit Ratings beginning on page A-2.
Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings
Short-Term Obligation Ratings
The global short-term ‘prime’ rating scale is applied to US municipal tax-exempt commercial paper issued by US municipalities and non-profits. These commercial paper programs are typically backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity, and their short-term prime ratings usually map to the long-term rating of the enhancing bank or financial institution and not to the municipality’s rating. Other short-term municipal obligations, which generally have different funding sources for repayment, are rated using two additional short-term rating scales (i.e., the MIG and VMIG scales discussed below).
The Municipal Investment Grade (MIG) scale is used to rate US municipal cash flow notes, bond anticipation notes, and certain other short-term obligations of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels— MIG 1 through MIG 3—while speculative grade short-term obligations are designated SG.
MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
Demand Obligation Ratings
In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (VMIG) scale. VMIG ratings of demand obligations with unconditional liquidity support are mapped from the short-term debt rating (or counterparty assessment) of the support provider, or the underlying obligor in the absence of third party liquidity support, with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime. For example, the VMIG rating for an industrial revenue bond with Company XYZ as the underlying obligor would normally have the same numerical modifier as Company XYZ’s prime rating. Transitions of VMIG ratings of demand obligations with conditional liquidity support, as shown in the diagram below, differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
App.  A-13

VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
US MUNICIPAL SHORT-TERM VS. LONG-TERM RATINGS
*	For VRDBs supported with conditional liquidity support, short-term ratings transition down at higher long-term ratings to reflect the risk of termination of liquidity support as a result of a downgrade below investment grade.
VMIG ratings of VRDBs with unconditional liquidity support reflect the short-term debt rating (or counterparty assessment) of the liquidity support provider with VMIG 1 corresponding to P-1, VMIG 2 to P-2, VMIG 3 to P-3 and SG to not prime.
For SBPA-backed VRDBs, The rating transitions are higher to allow for distance to downgrade to below investment grade due to the presence of automatic termination events in the SBPAs.
App.  A-14

Appendix B — Addresses
The Funds:
BMO Funds, Inc.
790 North Water Street, Suite 1100
Milwaukee, Wisconsin 53202
Distributor:
Foreside Financial Services, LLC
Three Canal Plaza
Portland, Maine 04101
Adviser, Administrator, and Shareholder Servicing Agent:
BMO Asset Management Corp.
115 South LaSalle Street
Chicago, Illinois 60603
Sub-Adviser to Pyrford International Stock:
Pyrford International Ltd.
95 Wigmore Street
London, United Kingdom, W1U 1FD
Sub-Adviser to LGM Emerging Markets Equity:
LGM Investments Limited
95 Wigmore Street
London, United Kingdom, W1U 1FD
Sub-Administrator and Fund Accounting Services Agent:
State Street Bank and Trust Company
1 Iron Street
Boston, Massachusetts 02116
Custodian:
State Street Bank and Trust Company
1 Iron Street
Boston, Massachusetts 02116
Transfer Agent and Dividend Disbursing Agent:
SS&C Technologies, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02171
Legal Counsel:
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, Pennsylvania 19103
App.  B-1

Independent Registered Public Accounting Firm:
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, Ohio 43215
App.  B-2